STATEMENT OF ADDITIONAL INFORMATION

                                       FOR

              AXP(R) Variable Portfolio - Income Series, Inc.

                AXP(R) Variable Portfolio - Core Bond Fund

                 AXP(R) Variable Portfolio - Diversified Bond Fund
                 AXP(R) Variable Portfolio - Global Bond Fund
                 AXP(R) Variable Portfolio - High Yield Bond Fund
                 AXP(R) Variable Portfolio - Short Duration U.S. Government Fund

              AXP(R) Variable Portfolio - Investment Series, Inc.
                 AXP(R) Variable Portfolio - Blue Chip Advantage Fund AXP(R) Variable Portfolio - Capital Resource Fund AXP(R) Variable Portfolio - Emerging Markets Fund AXP(R) Variable Portfolio - Equity Select Fund AXP(R) Variable Portfolio - Growth Fund
                 AXP(R) Variable Portfolio - International Fund AXP(R) Variable Portfolio - Large Cap Value Fund AXP(R) Variable Portfolio - New Dimensions Fund(R) AXP(R) Variable Portfolio - S&P 500 Index Fund AXP(R) Variable Portfolio - Small Cap Advantage Fund AXP(R) Variable Portfolio - Stock Fund
                 AXP(R) Variable Portfolio - Strategy Aggressive Fund

              AXP(R) Variable Portfolio - Managed Series, Inc.
                 AXP(R) Variable Portfolio - Diversified Equity Income Fund AXP(R) Variable Portfolio - Managed Fund

              AXP(R) Variable Portfolio - Money Market Series, Inc.
                 AXP(R) Variable Portfolio - Cash Management Fund

              AXP(R) Variable Portfolio - Partners Series, Inc.

                 AXP(R) Variable Portfolio - Partners Select Value Fund

                 AXP(R) Variable Portfolio - Partners Small Cap Value Fund

      (singularly and collectively, where the context requires, referred to as the Fund)

                                  Oct. 30, 2003

This Statement of Additional Information (SAI) is not a prospectus. It should be read together with the prospectus and the Financial Statements contained in the most recent Annual Report to shareholders (Annual Report) that may be obtained from your financial advisor or by writing to American Express(R) Variable Portfolio Funds, 70100 AXP Financial Center, Minneapolis, MN 55474 or by calling
(800) 862-7919.

The Independent Auditors' Report and the Financial Statements, including Notes to the Financial Statements and the Schedule of Investments in Securities, contained in the Annual Report are incorporated in this SAI by reference. No other portion of the Annual Report, however, is incorporated by reference. The prospectus for the Fund, dated the same date as this SAI, also is incorporated in this SAI by reference.

Table of Contents

Fundamental Investment Policies                                        p.   3

Investment Strategies and Types of Investments                         p.  15

Information Regarding Risks and Investment Strategies                  p.  26

Security Transactions                                                  p.  43

Brokerage Commissions Paid to Brokers Affiliated with
   American Express Financial Corporation                              p.  48

Performance Information                                                p.  49

Valuing Fund Shares                                                    p.  52

Proxy Voting                                                           p.  54

Selling Shares                                                         p.  54

Capital Loss Carryover                                                 p.  55

Taxes                                                                  p.  55

Agreements                                                             p.  55

Organizational Information                                             p.  69

Board Members and Officers                                             p.  71

Independent Auditors                                                   p.  79

Appendix A: Description of Money Market Securities                     p.  80

Appendix B: Description of Ratings                                     p.  83

Appendix C: Additional Information About the Index                     p.  88

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2   --   AMERICAN EXPRESS(R) VARIABLE PORTFOLIO FUNDS

Fundamental Investment Policies

Throughout this SAI, the funds are referred to as follows:

AXP Variable Portfolio - Blue Chip Advantage Fund (Blue Chip Advantage)

AXP Variable Portfolio - Capital Resource Fund (Capital Resource)

AXP Variable Portfolio - Cash Management Fund (Cash Management)

AXP Variable Portfolio - Core Bond Fund (Core Bond)

AXP Variable Portfolio - Diversified Bond Fund (Diversified Bond)

AXP Variable Portfolio - Diversified Equity Income Fund (Diversified Equity Income)

AXP Variable Portfolio - Emerging Markets Fund (Emerging Markets)

AXP Variable Portfolio - Equity Select Fund (Equity Select)

AXP Variable Portfolio - Global Bond Fund (Global Bond)

AXP Variable Portfolio - Growth Fund (Growth)

AXP Variable Portfolio - High Yield Bond Fund (High Yield Bond)

AXP Variable Portfolio - International Fund (International)

AXP Variable Portfolio - Large Cap Value Fund (Large Cap Value)

AXP Variable Portfolio - Managed Fund (Managed)

AXP Variable Portfolio - New Dimensions Fund (New Dimensions)

AXP Variable Portfolio - Partners Select Value Fund (Partners Select Value)

AXP Variable Portfolio - Partners Small Cap Value Fund (Partners Small Cap
Value)

AXP Variable Portfolio - S&P 500 Index Fund (S&P 500 Index)

AXP Variable Portfolio - Short Duration U.S. Government Fund (Short Duration U.S. Government)

AXP Variable Portfolio - Small Cap Advantage Fund (Small Cap Advantage)

AXP Variable Portfolio - Stock Fund (Stock)

AXP Variable Portfolio - Strategy Aggressive Fund (Strategy Aggressive)

Fundamental investment policies adopted by the Fund cannot be changed without the approval of a majority of the outstanding voting securities of the Fund as defined in the Investment Company Act of 1940, as amended (the 1940 Act).

Notwithstanding any of the Fund's other investment policies, the Fund may invest its assets in an open-end management investment company having substantially the same investment objectives, policies, and restrictions as the Fund for the purpose of having those assets managed as part of a combined pool.

The policies below are fundamental policies that apply to the Fund and may be changed only with shareholder approval. Unless holders of a majority of the outstanding voting securities agree to make the change, the Fund will not:

Blue Chip Advantage

o Act as an underwriter (sell securities for others). However, under the securities laws, the Fund may be deemed to be an underwriter when it purchases securities directly from the issuer and later resells them.

o Borrow money or property, except as a temporary measure for extraordinary or emergency purposes, in an amount not exceeding one-third of the market value of its total assets (including borrowings) less liabilities (other than borrowings) immediately after the borrowing.

o Make cash loans if the total commitment amount exceeds 5% of the Fund's total assets.

o Concentrate in any one industry. According to the present interpretation by the Securities and Exchange Commission (SEC), this means up to 25% of the Fund's total assets, based on current market value at time of purchase, can be invested in any one industry.

o    Purchase more than 10% of the outstanding voting securities of an issuer.

o Invest more than 5% of its total assets in securities of any one company, government, or political subdivision thereof, except the limitation will not apply to investments in securities issued by the U.S. government, its agencies, or instrumentalities, and except that up to 25% of the Fund's total assets may be invested without regard to this 5% limitation.

o Buy or sell real estate, unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business or real estate investment trusts. For purposes of this policy, real estate includes real estate limited partnerships.

o Buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from buying or selling options and futures contracts or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.

o    Issue senior securities, except as permitted under the 1940 Act.

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3   --   AMERICAN EXPRESS(R) VARIABLE PORTFOLIO FUNDS

o    Lend Fund securities in excess of 30% of its net assets.

o Make a loan of any part of its assets to American Express Financial Corporation (AEFC), to the board members and officers of AEFC or to its own board members and officers.

Capital Resource

o Invest more than 5% of its total assets, at market value, in securities of any one company, government, or political subdivision thereof, except the limitation will not apply to investments in securities issued by the U.S. government, its agencies, or instrumentalities. Up to 25% of the Fund's total assets may be invested without regard to this 5% limitation.

o Borrow money or property, except as a temporary measure for extraordinary or emergency purposes, in an amount not exceeding one-third of the market value of the Fund's total assets (including borrowings) less liabilities (other than borrowings) immediately after the borrowing. The Fund will not purchase additional securities at any time borrowing for temporary purposes exceeds 5%.

o    Lend Fund securities in excess of 30% of its net assets.

o Act as an underwriter (sell securities for others). However, under the securities laws, the Fund may be deemed to be an underwriter when it purchases securities directly from the issuer and later resells them. It may be considered an underwriter under securities laws when it sell restricted securities.

o Concentrate in any one industry. According to the present interpretation by the SEC, this means up to 25% of a Fund's total assets, based on current market value at time of purchase, can be invested in any one industry.

o    Purchase more than 10% of the outstanding voting securities of an issuer.

o Buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from buying or selling options and futures contracts or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.

o Buy or sell real estate, unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business or real estate investment trusts. For purposes of this policy, real estate includes real estate limited partnerships.

o Make cash loans if the total commitment amount exceeds 5% of the Fund's total assets.

Cash Management

o Act as an underwriter (sell securities for others). However, under the securities laws, the Fund may be deemed to be an underwriter when it purchases securities directly from the issuer and later resells them. It may be considered an underwriter under securities laws when it sell restricted securities.

o Borrow money or property, except as a temporary measure for extraordinary or emergency purposes, in an amount not exceeding one-third of the market value of its total assets (including borrowings) less liabilities (other than borrowings) immediately after the borrowing. The Fund will not purchase additional securities at any time borrowing for temporary purposes exceeds 5%.

o Invest more than 5% of its total assets in securities of any one company, government, or political subdivision thereof, except the limitation will not apply to investments in securities issued by the U.S. government, its agencies, or instrumentalities.

o    Buy on margin or sell short.

o Make cash loans. However, the Fund does make short-term investments which it may have an agreement with the seller to reacquire.

o Buy or sell real estate, commodities or commodity contracts. For purposes of this policy, real estate includes real estate limited partnerships.

o    Lend Fund securities in excess of 30% of its net assets, at market value.

o Purchase common stocks, preferred stocks, warrants, other equity securities, corporate bonds or debentures, state bonds, municipal bonds, or industrial revenue bonds.

o Intentionally invest more than 25% of the Fund's assets taken at market value in any particular industry, except with respect to investing in U.S. government or agency securities and bank obligations. Investments are varied according to what is judged advantageous under different economic conditions.

o    Issue senior securities, except as permitted under the 1940 Act.

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4   --   AMERICAN EXPRESS(R) VARIABLE PORTFOLIO FUNDS

Core Bond

o Act as an underwriter (sell securities for others). However, under the securities laws, the Fund may be deemed to be an underwriter when it purchases securities directly from the issuer and later resells them.

o Borrow money, except as a temporary measure for extraordinary or emergency purposes, in an amount not exceeding one-third of the market value of its total assets (including borrowings) less liabilities (other than borrowings) immediately after the borrowing.

o    Issue senior securities, except as permitted under the 1940 Act.

o Make cash loans if the total commitment amount exceeds 5% of the Fund's total assets.

o Concentrate in any one industry. According to the present interpretation by the Securities and Exchange Commission (SEC), this means that up to 25% of the Fund's total assets, based on current market value at time of purchase, can be invested in any one industry.

o Purchase more than 10% of the outstanding voting securities of an issuer except that up to 25% of the Fund's assets may be invested without regard to this 10% limitation.

o Invest more than 5% of its total assets in securities of any one company, government, or political subdivision thereof, except the limitation will not apply to investments in securities issued by the U.S. government, its agencies, or instrumentalities, and except that up to 25% of the Fund's total assets may be invested without regard to this 5% limitation.

o Buy or sell real estate, unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business or real estate investment trusts. For purposes of this policy, real estate includes real estate limited partnerships.

o Buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from buying or selling options and futures contracts or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.

o    Lend Fund securities in excess of 30% of its net assets.

Diversified Bond

o Act as an underwriter (sell securities for others). However, under the securities laws, the Fund may be deemed to be an underwriter when it purchases securities directly from the issuer and later resells them. It may be considered an underwriter under securities laws when it sells restricted securities.

o Borrow money or property, except as a temporary measure for extraordinary or emergency purposes, in an amount not exceeding one-third of the market value of its total assets (including borrowings) less liabilities (other than borrowings) immediately after the borrowing. The Fund will not purchase additional securities at any time borrowing for temporary purposes exceeds 5%.

o Make cash loans if the total commitment amount exceeds 5% of the Fund's total assets.

o Concentrate in any one industry. According to the present interpretation by the SEC, this means up to 25% of the Fund's total assets, based on current market value at time of purchase, can be invested in any one industry.

o    Purchase more than 10% of the outstanding voting securities of an issuer.

o Invest more than 5% of its total assets in securities of any one company, government, or political subdivision thereof, except the limitation will not apply to investments in securities issued by the U.S. government, its agencies, or instrumentalities, and except that up to 25% of the Fund's total assets may be invested without regard to this 5% limitation.

o Buy or sell real estate, unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business or real estate investment trusts. For purposes of this policy, real estate includes real estate limited partnerships.

o Buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from buying or selling options and futures contracts or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.

o    Lend Fund securities in excess of 30% of its net assets.

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5   --   AMERICAN EXPRESS(R) VARIABLE PORTFOLIO FUNDS

Diversified Equity Income

o Act as an underwriter (sell securities for others). However, under the securities laws, the Fund may be deemed to be an underwriter when it purchases securities directly from the issuer and later resells them.

o Borrow money or property, except as a temporary measure for extraordinary or emergency purposes, in an amount not exceeding one-third of the market value of its total assets (including borrowings) less liabilities (other than borrowings) immediately after the borrowing.

o Make cash loans if the total commitment amount exceeds 5% of the Fund's total assets.

o    Purchase more than 10% of the outstanding voting securities of an issuer.

o Invest more than 5% of its total assets in securities of any one company, government, or political subdivision thereof, except the limitation will not apply to investments in securities issued by the U.S. government, its agencies, or instrumentalities, and except that up to 25% of the Fund's total assets may be invested without regard to this 5% limitation.

o Buy or sell real estate, unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business or real estate investment trusts. For purposes of this policy, real estate includes real estate limited partnerships.

o Buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from buying or selling options and futures contracts or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.

o    Issue senior securities, except as permitted under the 1940 Act.

o    Lend Fund securities in excess of 30% of its net assets.

o Concentrate in any one industry. According to the present interpretation by the SEC, this means up to 25% of the Fund's total assets, based on current market value at time of purchase, can be invested in any one industry.

Emerging Markets

o Act as an underwriter (sell securities for others). However, under the securities laws, the Fund may be deemed to be an underwriter when it purchases securities directly from the issuer and later resells them.

o Borrow money or property, except as a temporary measure for extraordinary or emergency purposes, in an amount not exceeding one-third of the market value of its total assets (including borrowings) less liabilities (other than borrowings) immediately after the borrowing.

o Make cash loans if the total commitment amount exceeds 5% of the Fund's total assets.

o Concentrate in any one industry. According to the present interpretation by the SEC, this means up to 25% of the Fund's total assets, based on current market value at time of purchase, can be invested in any one industry.

o    Purchase more than 10% of the outstanding voting securities of an issuer.

o Invest more than 5% of its total assets in securities of any one company, government, or political subdivision thereof, except the limitation will not apply to investments in securities issued by the U.S. government, its agencies, or instrumentalities, and except that up to 25% of the Fund's total assets may be invested without regard to this 5% limitation.

o Buy or sell real estate, unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business or real estate investment trusts. For purposes of this policy, real estate includes real estate limited partnerships.

o Buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from buying or selling options and futures contracts or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.

o Make a loan of any part of its assets to AEFC, to the board members and officers of AEFC or to its own board members and officers.

o    Lend Fund securities in excess of 30% of its net assets.

o    Issue senior securities, except as permitted under the 1940 Act.

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6   --   AMERICAN EXPRESS(R) VARIABLE PORTFOLIO FUNDS

Equity Select

o Act as an underwriter (sell securities for others). However, under the securities laws, the Fund may be deemed to be an underwriter when it purchases securities directly from the issuer and later resells them.

o Borrow money or property, except as a temporary measure for extraordinary or emergency purposes, in an amount not exceeding one-third of the market value of its total assets (including borrowings) less liabilities (other than borrowings) immediately after the borrowing.

o Make cash loans if the total commitment amount exceeds 5% of the Fund's total assets.

o Concentrate in any one industry. According to the present interpretation by the SEC, this means up to 25% of the Fund's total assets, based on current market value at time of purchase, can be invested in any one industry.

o    Purchase more than 10% of the outstanding voting securities of an issuer.

o Invest more than 5% of its total assets in securities of any one company, government, or political subdivision thereof, except the limitation will not apply to investments in securities issued by the U.S. government, its agencies, or instrumentalities, and except that up to 25% of the Fund's total assets may be invested without regard to this 5% limitation.

o Buy or sell real estate, unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business or real estate investment trusts. For purposes of this policy, real estate includes real estate limited partnerships.

o Buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from buying or selling options and futures contracts or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.

o    Lend Fund securities in excess of 30% of its net assets.

Global Bond

o Act as an underwriter (sell securities for others). However, under the securities laws, the Fund may be deemed to be an underwriter when it purchases securities directly from the issuer and later resells them. It may be considered an underwriter under securities laws when it sells restricted securities.

o Make cash loans if the total commitment amount exceeds 5% of the Fund's total assets.

o Borrow money or property, except as a temporary measure for extraordinary or emergency purposes, in an amount not exceeding one-third of the market value of its total assets (including borrowings) less liabilities (other than borrowings) immediately after the borrowing.

o Concentrate in any one industry. According to the present interpretation by the SEC, this means up to 25% of the Fund's total assets, based on current market value at time of purchase, can be invested in any one industry.

o    Purchase more than 10% of the outstanding voting securities of an issuer.

o Buy or sell real estate, unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business or real estate investment trusts. For purposes of this policy, real estate includes real estate limited partnerships.

o Buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from buying or selling options and futures contracts or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.

o Make a loan of any part of its assets to AEFC, to the board members and officers of AEFC or to its own board members and officers.

o    Lend Fund securities in excess of 30% of its net assets.

o    Issue senior securities, except as permitted under the 1940 Act.

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7   --   AMERICAN EXPRESS(R) VARIABLE PORTFOLIO FUNDS

Growth

o Act as an underwriter (sell securities for others). However, under the securities laws, the Fund may be deemed to be an underwriter when it purchases securities directly from the issuer and later resells them.

o Make cash loans if the total commitment amount exceeds 5% of the Fund's total assets.

o Borrow money or property, except as a temporary measure for extraordinary or emergency purposes, in an amount not exceeding one-third of the market value of its total assets (including borrowings) less liabilities (other than borrowings) immediately after the borrowing.

o Concentrate in any one industry. According to the present interpretation by the SEC, this means up to 25% of the Fund's total assets, based on current market value at time of purchase, can be invested in any one industry.

o    Purchase more than 10% of the outstanding voting securities of an issuer.

o Invest more than 5% of its total assets in securities of any one company, government, or political subdivision thereof, except the limitation will not apply to investments in securities issued by the U.S. government, its agencies, or instrumentalities, and except that up to 25% of the Fund's total assets may be invested without regard to this 5% limitation.

o Buy or sell real estate, unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business or real estate investment trusts. For purposes of this policy, real estate includes real estate limited partnerships.

o Buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from buying or selling options and futures contracts or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.

o    Issue senior securities, except as permitted under the 1940 Act

o Make a loan of any part of its assets to AEFC, to the board members and officers of AEFC or to its own board members and officers.

o    Lend Fund securities in excess of 30% of its net assets.

High Yield Bond

o Act as an underwriter (sell securities for others). However, under the securities laws, the Fund may be deemed to be an underwriter when it purchases securities directly from the issuer and later resells them. It may be considered an underwriter under securities laws when it sells restricted securities.

o Borrow money or property, except as a temporary measure for extraordinary or emergency purposes, in an amount not exceeding one-third of the market value of its total assets (including borrowings) less liabilities (other than borrowings) immediately after the borrowing.

o Make cash loans if the total commitment amount exceeds 5% of the Fund's total assets.

o    Purchase more than 10% of the outstanding voting securities of an issuer.

o Invest more than 5% of its total assets in securities of any one company, government, or political subdivision thereof, except the limitation will not apply to investments in securities issued by the U.S. government, its agencies, or instrumentalities, and except that up to 25% of the Fund's total assets may be invested without regard to this 5% limitation.

o Buy or sell real estate, unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business or real estate investment trusts. For purposes of this policy, real estate includes real estate limited partnerships.

o Buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from buying or selling options and futures contracts or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.

o    Lend Fund securities in excess of 30% of its net assets.

o    Issue senior securities, except as permitted under the 1940 Act.

o Concentrate in any one industry. According to the present interpretation by the SEC, this means up to 25% of the Fund's total assets, based on current market value at time of purchase, can be invested in any one industry.

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8   --   AMERICAN EXPRESS(R) VARIABLE PORTFOLIO FUNDS

International

o Act as an underwriter (sell securities for others). However, under the securities laws, the Fund may be deemed to be an underwriter when it purchases securities directly from the issuer and later resells them. It may be considered an underwriter under securities laws when it sells restricted securities.

o Borrow money or property, except as a temporary measure for extraordinary or emergency purposes, in an amount not exceeding one-third of the market value of its total assets (including borrowings) less liabilities (other than borrowings) immediately after the borrowing. The Fund will not purchase additional securities at any time borrowing for temporary purposes exceeds 5%.

o Make cash loans if the total commitment amount exceeds 5% of the Fund's total assets.

o Concentrate in any one industry. According to the present interpretation by the SEC, this means up to 25% of the Fund's total assets, based on current market value at time of purchase, can be invested in any one industry.

o    Purchase more than 10% of the outstanding voting securities of an issuer.

o Invest more than 5% of its total assets in securities of any one company, government, or political subdivision thereof, except the limitation will not apply to investments in securities issued by the U.S. government, its agencies, or instrumentalities, and except that up to 25% of the Fund's total assets may be invested without regard to this 5% limitation.

o Buy or sell real estate, unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business or real estate investment trusts. For purposes of this policy, real estate includes real estate limited partnerships.

o Buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from buying or selling options and futures contracts or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.

o Make a loan of any part of its assets to AEFC, to the board members and officers of AEFC or to its own board members and officers.

o    Lend Fund securities in excess of 30% of its net assets.

o    Issue senior securities, except as permitted under the 1940 Act.

Large Cap Value

o Act as an underwriter (sell securities for others) except to the extent that, under the securities laws, the Fund may be deemed to be an underwriter when it purchases securities directly from the issuer and later resells them.

o Borrow money, except as a temporary measure for extraordinary or emergency purposes, in an amount not exceeding one-third of the market value of its total assets (including borrowings) less liabilities (other than borrowings) immediately after the borrowing.

o Make cash loans if the total commitment amount exceeds 5% of the Fund's total assets.

o Concentrate in any one industry. According to the present interpretation by the Securities and Exchange Commission (SEC), this means up to 25% of the Fund's total assets, based on current market value at time of purchase, can be invested in any one industry.

o Purchase more than 10% of the outstanding voting securities of an issuer, except up to 25% of the Fund's total assets may be invested without regard to this 10% limitation.

o Invest more than 5% of its total assets in securities of any one company, government, or political subdivision thereof, except the limitation will not apply to investments in securities issued by the U.S. government, its agencies, or instrumentalities, or other registered investment companies, and except that up to 25% of the Fund's total assets may be invested without regard to this 5% limitation.

o Buy or sell real estate, unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business or real estate investment trusts. For purposes of this policy, real estate includes real estate limited partnerships.

o Buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from buying or selling options, futures contracts, and foreign currency, or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.

o    Issue senior securities, except as permitted under the 1940 Act.

o    Lend Fund securities in excess of 30% of its net assets.

--------------------------------------------------------------------------------
9   --   AMERICAN EXPRESS(R) VARIABLE PORTFOLIO FUNDS

Managed

o Act as an underwriter (sell securities for others). However, under the securities laws, the Fund may be deemed to be an underwriter when it purchases securities directly from the issuer and later resells them. It may be considered an underwriter under securities laws when it sells restricted securities.
o Borrow money or property, except as a temporary measure for extraordinary or emergency purposes, in an amount not exceeding one-third of the market value of its total assets (including borrowings) less liabilities (other than borrowings) immediately after the borrowing. The Fund has not borrowed in the past and has no present intention to borrow.

o Make cash loans if the total commitment amount exceeds 5% of the Fund's total assets.

o Concentrate in any one industry. According to the present interpretation by the Securities and Exchange Commission (SEC), this means up to 25% of the Fund's total assets, based on current market value at time of purchase, can be invested in any one industry.

o    Purchase more than 10% of the outstanding voting securities of an issuer.

o Invest more than 5% of its total assets in securities of any one company, government, or political subdivision thereof, except the limitation will not apply to investments in securities issued by the U.S. government, its agencies, or instrumentalities, and except that up to 25% of the Fund's total assets may be invested without regard to this 5% limitation.

o Buy or sell real estate, unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business or real estate investment trusts. For purposes of this policy, real estate includes real estate limited partnerships.

o Buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from buying or selling options and futures contracts or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.

o Make a loan of any part of its assets to AEFC, to the board members and officers of AEFC or to its own board members and officers.

o    Lend Fund securities in excess of 30% of its net assets.

o    Issue senior securities, except as permitted under the 1940 Act.

New Dimensions

o Act as an underwriter (sell securities for others). However, under the securities laws, the Fund may be deemed to be an underwriter when it purchases securities directly from the issuer and later resells them. It may be considered an underwriter under securities laws when it sells restricted securities.

o Borrow money or property, except as a temporary measure for extraordinary or emergency purposes, in an amount not exceeding one-third of the market value of its total assets (including borrowings) less liabilities (other than borrowings) immediately after the borrowing.

o Make cash loans if the total commitment amount exceeds 5% of the Fund's total assets.

o Concentrate in any one industry. According to the present interpretation by the SEC, this means up to 25% of the Fund's total assets, based on current market value at time of purchase, can be invested in any one industry.

o    Purchase more than 10% of the outstanding voting securities of an issuer.

o Invest more than 5% of its total assets in securities of any one company, government, or political subdivision thereof, except the limitation will not apply to investments in securities issued by the U.S. government, its agencies, or instrumentalities, and except that up to 25% of the Fund's total assets may be invested without regard to this 5% limitation.

o Buy or sell real estate, unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business or real estate investment trusts. For purposes of this policy, real estate includes real estate limited partnerships.

o Buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from buying or selling options and futures contracts or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.

o Make a loan of any part of its assets to AEFC, to the board members and officers of AEFC or to its own board members and officers.

o    Lend Fund securities in excess of 30% of its net assets.

--------------------------------------------------------------------------------
10   --   AMERICAN EXPRESS(R) VARIABLE PORTFOLIO FUNDS

Partners Select Value

o Act as an underwriter (sell securities for others) except to the extent that, under the securities laws, the Fund may be deemed to be an underwriter when it purchases securities directly from the issuer and later resells them.

o Purchase more than 10% of the outstanding voting securities of an issuer, except up to 25% of the Fund's total assets may be invested without regard to this 10% limitation.

o Invest more than 5% of its total assets in securities of any one company, government, or political subdivision thereof, except the limitation will not apply to investments in securities issued by the U.S. government, its agencies, or instrumentalities, or other registered investment companies, and except that up to 25% of the Fund's total assets may be invested without regard to this 5% limitation.

o Borrow money in an amount not exceeding one-third of the market value of its total assets (including borrowings) less liabilities (other than borrowings) immediately after the borrowing.

o Make cash loans if the total commitment amount exceeds 5% of the Fund's total assets.

o Concentrate in any one industry. According to the present interpretation by the SEC, this means up to 25% of the Fund's total assets, based on current market value at time of purchase, can be invested in any one industry.

o Buy or sell real estate, unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business or real estate investment trusts. For purposes of this policy, real estate includes real estate limited partnerships.

o Buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from buying or selling options, futures contracts and foreign currency or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.

o Make a loan of any part of its assets to American Express Financial Corporation (AEFC), to the board members and officers of AEFC or to its own board members and officers.

o    Issue senior securities, except as permitted under the 1940 Act.

o    Lend Fund securities in excess of 30% of its net assets.

Partners Small Cap Value

o Act as an underwriter (sell securities for others) except to the extent that, under the securities laws, the Fund may be deemed to be an underwriter when it purchases securities directly from the issuer and later resells them.

o Borrow money in an amount not exceeding one-third of the market value of its total assets (including borrowings) less liabilities (other than borrowings) immediately after the borrowing.

o Make cash loans if the total commitment amount exceeds 5% of the Fund's total assets.

o Concentrate in any one industry. According to the present interpretation by the SEC, this means up to 25% of the Fund's total assets, based on current market value at time of purchase, can be invested in any one industry.

o Buy or sell real estate, unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business or real estate investment trusts. For purposes of this policy, real estate includes real estate limited partnerships.

o Buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from buying or selling options, futures contracts and foreign currency or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.

o    Issue senior securities, except as permitted under the 1940 Act.

o    Lend Fund securities in excess of 30% of its net assets.

--------------------------------------------------------------------------------
11   --   AMERICAN EXPRESS(R) VARIABLE PORTFOLIO FUNDS

S&P 500 Index

o Act as an underwriter (sell securities for others). However, under the securities laws, the Fund may be deemed to be an underwriter when it purchases securities directly from the issuer and later resells them.

o Borrow money or property, except as a temporary measure for extraordinary or emergency purposes, in an amount not exceeding one-third of the market value of its total assets (including borrowings) less liabilities (other than borrowings) immediately after the borrowing.

o Make cash loans if the total commitment amount exceeds 5% of the Fund's total assets.

o Concentrate in any one industry. According to the present interpretation by the SEC, this means up to 25% of the Fund's total assets, based on current market value at time of purchase, can be invested in any one industry.

o Buy or sell real estate, unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business or real estate investment trusts. For purposes of this policy, real estate includes real estate limited partnerships.

o Buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from buying or selling options and futures contracts or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.

o Make a loan of any part of its assets to AEFC, to the board members and officers of AEFC or to its own board members and officers.

o    Lend Fund securities in excess of 30% of its net assets.

o    Issue senior securities, except as permitted under the 1940 Act.

Short Duration U.S. Government

o Act as an underwriter (sell securities for others). However, under the securities laws, the Fund may be deemed to be an underwriter when it purchases securities directly from the issuer and later resells them.

o Borrow money or property, except as a temporary measure for extraordinary or emergency purposes, in an amount not exceeding one-third of the market value of its total assets (including borrowings) less liabilities (other than borrowings) immediately after the borrowing.

o Make cash loans if the total commitment amount exceeds 5% of the Fund's total assets.

o    Purchase more than 10% of the outstanding voting securities of an issuer.

o Invest more than 5% of its total assets in securities of any one company, government, or political subdivision thereof, except the limitation will not apply to investments in securities issued by the U.S. government, its agencies, or instrumentalities, and except that up to 25% of the Fund's total assets may be invested without regard to this 5% limitation.

o Buy or sell real estate, unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business or real estate investment trusts. For purposes of this policy, real estate includes real estate limited partnerships.

o Buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from buying or selling options and futures contracts or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.

o Make a loan of any part of its assets to AEFC, to the board members and officers of AEFC or to its own board members and officers.

o    Lend Fund securities in excess of 30% of its net assets.

o    Issue senior securities, except as permitted under the 1940 Act.

o Concentrate in any one industry. According to the present interpretation by the SEC, this means up to 25% of the Fund's total assets, based on current market value at time of purchase, can be invested in any one industry.

--------------------------------------------------------------------------------
12   --   AMERICAN EXPRESS(R) VARIABLE PORTFOLIO FUNDS

Small Cap Advantage

o Act as an underwriter (sell securities for others). However, under the securities laws, the Fund may be deemed to be an underwriter when it purchases securities directly from the issuer and later resells them.

o Borrow money or property, except as a temporary measure for extraordinary or emergency purposes, in an amount not exceeding one-third of the market value of its total assets (including borrowings) less liabilities (other than borrowings) immediately after the borrowing.

o Make cash loans if the total commitment amount exceeds 5% of the Fund's total assets.

o Concentrate in any one industry. According to the present interpretation by the SEC, this means up to 25% of the Fund's total assets, based on current market value at time of purchase, can be invested in any one industry.

o    Purchase more than 10% of the outstanding voting securities of an issuer.

o Invest more than 5% of its total assets in securities of any one company, government, or political subdivision thereof, except the limitation will not apply to investments in securities issued by the U.S. government, its agencies, or instrumentalities, and except that up to 25% of the Fund's total assets may be invested without regard to this 5% limitation.

o Buy or sell real estate, unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business or real estate investment trusts. For purposes of this policy, real estate includes real estate limited partnerships.

o Buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from buying or selling options and futures contracts or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.

o    Issue senior securities, except as permitted under the 1940 Act.

o    Lend Fund securities in excess of 30% of its net assets.

Stock

o Act as an underwriter (sell securities for others). However, under the securities laws, the Fund may be deemed to be an underwriter when it purchases securities directly from the issuer and later resells them.

o Borrow money or property, except as a temporary measure for extraordinary or emergency purposes, in an amount not exceeding one-third of the market value of its total assets (including borrowings) less liabilities (other than borrowings) immediately after the borrowing.

o Make cash loans if the total commitment amount exceeds 5% of the Fund's total assets.

o Concentrate in any one industry. According to the present interpretation by the SEC, this means up to 25% of the Fund's total assets, based on current market value at time of purchase, can be invested in any one industry.

o    Purchase more than 10% of the outstanding voting securities of an issuer.

o Invest more than 5% of its total assets in securities of any one company, government, or political subdivision thereof, except the limitation will not apply to investments in securities issued by the U.S. government, its agencies, or instrumentalities, and except that up to 25% of the Fund's total assets may be invested without regard to this 5% limitation.

o Buy or sell real estate, unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business or real estate investment trusts. For purposes of this policy, real estate includes real estate limited partnerships.

o Buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from buying or selling options and futures contracts or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.

o    Lend Fund securities in excess of 30% of its net assets.

--------------------------------------------------------------------------------
13   --   AMERICAN EXPRESS(R) VARIABLE PORTFOLIO FUNDS

Strategy Aggressive

o Act as an underwriter (sell securities for others). However, under the securities laws, the Fund may be deemed to be an underwriter when it purchases securities directly from the issuer and later resells them. It may be considered an underwriter under securities laws when it sells restricted securities.

o Borrow money or property, except as a temporary measure for extraordinary or emergency purposes, in an amount not exceeding one-third of the market value of its total assets (including borrowings) less liabilities (other than borrowings) immediately after the borrowing. The Fund will not purchase additional securities at any time borrowing for temporary purposes exceeds 5%.

o Make cash loans if the total commitment amount exceeds 5% of the Fund's total assets.

o    Purchase more than 10% of the outstanding voting securities of an issuer.

o Invest more than 5% of its total assets in securities of any one company, government, or political subdivision thereof, except the limitation will not apply to investments in securities issued by the U.S. government, its agencies, or instrumentalities, and except that up to 25% of the Fund's total assets may be invested without regard to this 5% limitation.

o Buy or sell real estate, unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business or real estate investment trusts. For purposes of this policy, real estate includes real estate limited partnerships.

o Buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from buying or selling options and futures contracts or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.

o Make a loan of any part of its assets to AEFC, to the board members and officers of AEFC or to its own board members and officers.

o    Lend Fund securities in excess of 30% of its net assets.

o Concentrate in any one industry. According to the present interpretation by the SEC, this means up to 25% of the Fund's total assets, based on current market value at time of purchase, can be invested in any one industry.

Except for the fundamental investment policies listed above, the other investment policies described in the prospectus and in this SAI are not fundamental and may be changed by the board at any time.

--------------------------------------------------------------------------------
14   --   AMERICAN EXPRESS(R) VARIABLE PORTFOLIO FUNDS

Investment Strategies and Types Of Investments

This table shows various investment strategies and investments that many funds are allowed to engage in and purchase. It is intended to show the breadth of investments that the investment manager may make on behalf of the Fund. For a description of principal risks, please see the prospectus. Notwithstanding the Fund's ability to utilize these strategies and techniques, the investment manager is not obligated to use them at any particular time. For example, even though the investment manager is authorized to adopt temporary defensive positions and is authorized to hedge against certain types of risk, these practices are left to the investment manager's sole discretion.

Investment strategies and types of investments                                Allowable for the Fund?
                                                                                                                   Diversified
                                                          Blue Chip    Capital     Cash       Core     Diversified   Equity
                                                          Advantage   Resource  Management    Bond        Bond       Income
Agency and Government Securities                             yes         yes        yes        yes         yes         yes
Borrowing                                                    yes         yes        yes        yes         yes         yes
Cash/Money Market Instruments                                yes         yes        yes        yes         yes         yes
Collateralized Bond Obligations                              yes         yes        no         yes         yes         yes
Commercial Paper                                             yes         yes        yes        yes         yes         yes
Common Stock                                                 yes         yes        no         yes         yes         yes
Convertible Securities                                       yes         yes        no         yes         yes         yes
Corporate Bonds                                              yes         yes        no         yes         yes         yes
Debt Obligations                                             yes         yes        yes        yes         yes         yes
Depositary Receipts                                          yes         yes        no         yes         yes         yes
Derivative Instruments (including Options and Futures)       yes         yes        no         yes         yes         yes
Foreign Currency Transactions                                yes         yes        no         yes         yes         yes
Foreign Securities                                           yes         yes        yes        yes         yes         yes
Funding Agreements                                           no          no         yes        no          no          no
High-Yield (High-Risk) Securities (Junk Bonds)               no*         yes        no*        yes         yes         yes
Illiquid and Restricted Securities                           yes         yes        no         yes         yes         yes
Indexed Securities                                           yes         yes        no         yes         yes         yes
Inverse Floaters                                             no          yes        no         yes         yes         no
Investment Companies                                         yes         yes        yes        yes         yes         yes
Lending of Portfolio Securities                              yes         yes        yes        yes         yes         yes
Loan Participations                                          yes         yes        no         yes         yes         yes
Mortgage- and Asset-Backed Securities                        no          yes        yes        yes         yes         yes
Mortgage Dollar Rolls                                        no          yes        no         yes         yes         no
Municipal Obligations                                        yes         yes        no         yes         yes         yes
Preferred Stock                                              yes         yes        no         yes         yes         yes
Real Estate Investment Trusts                                yes         yes        no         yes         yes         yes
Repurchase Agreements                                        yes         yes        yes        yes         yes         yes
Reverse Repurchase Agreements                                yes         yes        yes        yes         yes         yes
Short Sales                                                  no          no         no         no          no          no
Sovereign Debt                                               yes         yes        yes        yes         yes         yes
Structured Products                                          yes         yes        no         yes         yes         yes
Swap Agreements                                              no          no         no         no          no          no
Variable- or Floating-Rate Securities                        yes         yes        yes        yes         yes         yes
Warrants                                                     yes         yes        no         yes         yes         yes
When-Issued Securities and Forward Commitments               yes         yes        no         yes         yes         yes
Zero-Coupon, Step-Coupon, and Pay-in-Kind Securities         yes         yes        no         yes         yes         yes

* The Fund may hold bonds that are downgraded to junk bond status, if the bonds were rated investment grade at the time of purchase.

--------------------------------------------------------------------------------
15   --   AMERICAN EXPRESS(R) VARIABLE PORTFOLIO FUNDS

Investment strategies and types of investments                                Allowable for the Fund?

                                                          Emerging     Equity     Global               High Yield
                                                           Markets     Select      Bond      Growth       Bond
Agency and Government Securities                             yes         yes        yes        yes         yes
Borrowing                                                    yes         yes        yes        yes         yes
Cash/Money Market Instruments                                yes         yes        yes        yes         yes
Collateralized Bond Obligations                              yes         yes        yes        yes         yes
Commercial Paper                                             yes         yes        yes        yes         yes
Common Stock                                                 yes         yes        yes        yes         yes
Convertible Securities                                       yes         yes        yes        yes         yes
Corporate Bonds                                              yes         yes        yes        yes         yes
Debt Obligations                                             yes         yes        yes        yes         yes
Depositary Receipts                                          yes         yes        yes        yes         yes
Derivative Instruments (including Options and Futures)       yes         yes        yes        yes         yes
Foreign Currency Transactions                                yes         yes        yes        yes         yes
Foreign Securities                                           yes         yes        yes        yes         yes
Funding Agreements                                           no          no         no         no          no
High-Yield (High-Risk) Securities (Junk Bonds)               yes         no*        yes        no*         yes
Illiquid and Restricted Securities                           yes         yes        yes        yes         yes
Indexed Securities                                           yes         yes        yes        yes         yes
Inverse Floaters                                             no          no         yes        no          yes
Investment Companies                                         yes         yes        yes        yes         yes
Lending of Portfolio Securities                              yes         yes        yes        yes         yes
Loan Participations                                          yes         yes        yes        yes         yes
Mortgage- and Asset-Backed Securities                        yes         yes        yes        yes         yes
Mortgage Dollar Rolls                                        no          no         yes        no          yes
Municipal Obligations                                        yes         yes        yes        yes         yes
Preferred Stock                                              yes         yes        yes        yes         yes
Real Estate Investment Trusts                                yes         yes        yes        yes         yes
Repurchase Agreements                                        yes         yes        yes        yes         yes
Reverse Repurchase Agreements                                yes         yes        yes        yes         yes
Short Sales                                                  no          no         no         no          no
Sovereign Debt                                               yes         yes        yes        yes         yes
Structured Products                                          yes         yes        yes        yes         yes
Swap Agreements                                              no          no         no         no          no
Variable- or Floating-Rate Securities                        yes         yes        yes        yes         yes
Warrants                                                     yes         yes        yes        yes         yes
When-Issued Securities and Forward Commitments               yes         yes        yes        yes         yes
Zero-Coupon, Step-Coupon, and Pay-in-Kind Securities         yes         yes        yes        yes         yes

* The Fund may hold bonds that are downgraded to junk bond status, if the bonds were rated investment grade at the time of purchase.

--------------------------------------------------------------------------------
16   --   AMERICAN EXPRESS(R) VARIABLE PORTFOLIO FUNDS

Investment strategies and types of investments                                Allowable for the Fund?
                                                                                                        Partners    Partners
                                                                      Large Cap                New       Select       Small
                                                        International   Value     Managed  Dimensions     Value     Cap Value
Agency and Government Securities                             yes         yes        yes        yes         yes         yes
Borrowing                                                    yes         yes        yes        yes         yes         yes
Cash/Money Market Instruments                                yes         yes        yes        yes         yes         yes
Collateralized Bond Obligations                              yes         yes        yes        yes         no          no
Commercial Paper                                             yes         yes        yes        yes         yes         yes
Common Stock                                                 yes         yes        yes        yes         yes         yes
Convertible Securities                                       yes         yes        yes        yes         yes         yes
Corporate Bonds                                              yes         yes        yes        yes         yes         yes
Debt Obligations                                             yes         yes        yes        yes         yes         yes
Depositary Receipts                                          yes         yes        yes        yes         yes         yes
Derivative Instruments (including Options and Futures)       yes         yes        yes        yes         yes         yes
Foreign Currency Transactions                                yes         yes        yes        yes         yes         yes
Foreign Securities                                           yes         yes        yes        yes         yes         yes
Funding Agreements                                           no          no         no         no          no          no
High-Yield (High-Risk) Securities (Junk Bonds)               no*         yes        yes        yes         yes         yes
Illiquid and Restricted Securities                           yes         yes        yes        yes         yes         yes
Indexed Securities                                           yes         yes        yes        yes         yes         yes
Inverse Floaters                                             no          no         yes        no          no          no
Investment Companies                                         yes         yes        yes        yes         yes         yes
Lending of Portfolio Securities                              yes         yes        yes        yes         yes         yes
Loan Participations                                          yes         yes        yes        yes         yes         no
Mortgage- and Asset-Backed Securities                        yes         yes        yes        yes         no          yes
Mortgage Dollar Rolls                                        no          no         yes        no          yes         no
Municipal Obligations                                        yes         yes        yes        yes         yes         yes
Preferred Stock                                              yes         yes        yes        yes         yes         yes
Real Estate Investment Trusts                                yes         yes        yes        yes         yes         yes
Repurchase Agreements                                        yes         yes        yes        yes         yes         yes
Reverse Repurchase Agreements                                yes         yes        yes        yes         yes         yes
Short Sales                                                  no          no         no         no          no          no
Sovereign Debt                                               yes         yes        yes        yes         no          no
Structured Products                                          yes         yes        yes        yes         yes         yes
Swap Agreements                                              no          no         no         no          no          no
Variable- or Floating-Rate Securities                        yes         yes        yes        yes         yes         yes
Warrants                                                     yes         yes        yes        yes         yes         yes
When-Issued Securities and Forward Commitments               yes         yes        yes        yes         yes         yes
Zero-Coupon, Step-Coupon, and Pay-in-Kind Securities         yes         yes        yes        yes         yes         yes

* The Fund may hold bonds that are downgraded to junk bond status, if the bonds were rated investment grade at the time of purchase.

--------------------------------------------------------------------------------
17   --   AMERICAN EXPRESS(R) VARIABLE PORTFOLIO FUNDS

Investment strategies and types of investments                                Allowable for the Fund?
                                                           S&P 500   Short Duration        Small Cap                Strategy
                                                            Index    U.S. Government       Advantage      Stock    Aggressive
Agency and Government Securities                             yes           yes                yes          yes         yes
Borrowing                                                    yes           yes                yes          yes         yes
Cash/Money Market Instruments                                yes           yes                yes          yes         yes
Collateralized Bond Obligations                              yes           yes                no           yes         yes
Commercial Paper                                             yes           yes                yes          yes         yes
Common Stock                                                 yes           no                 yes          yes         yes
Convertible Securities                                       yes           no                 yes          yes         yes
Corporate Bonds                                              yes           yes                yes          yes         yes
Debt Obligations                                             yes           yes                yes          yes         yes
Depositary Receipts                                          yes           no                 yes          yes         yes
Derivative Instruments (including Options and Futures)       yes           yes                yes          yes         yes
Foreign Currency Transactions                                yes           no                 yes          yes         yes
Foreign Securities                                           yes           yes                yes          yes         yes
Funding Agreements                                           no            no                 no           no          no
High-Yield (High-Risk) Securities (Junk Bonds)               no*           no*                no*          yes         yes
Illiquid and Restricted Securities                           yes           yes                yes          yes         yes
Indexed Securities                                           yes           yes                yes          yes         yes
Inverse Floaters                                             no            yes                no           no          no
Investment Companies                                         yes           yes                yes          yes         yes
Lending of Portfolio Securities                              yes           yes                yes          yes         yes
Loan Participations                                          yes           yes                no           yes         yes
Mortgage- and Asset-Backed Securities                        no            yes                no           yes         yes
Mortgage Dollar Rolls                                        no            yes                no           no          no
Municipal Obligations                                        yes           yes                yes          yes         yes
Preferred Stock                                              yes           no                 yes          yes         yes
Real Estate Investment Trusts                                yes           yes                yes          yes         yes
Repurchase Agreements                                        yes           yes                yes          yes         yes
Reverse Repurchase Agreements                                yes           yes                yes          yes         yes
Short Sales                                                  yes           yes                no           no          no
Sovereign Debt                                               yes           yes                no           yes         yes
Structured Products                                          yes           yes                yes          yes         yes
Swap Agreements                                              no            no                 no           no          no
Variable- or Floating-Rate Securities                        yes           yes                yes          yes         yes
Warrants                                                     yes           yes                yes          yes         yes
When-Issued Securities and Forward Commitments               yes           yes                yes          yes         yes
Zero-Coupon, Step-Coupon, and Pay-in-Kind Securities         yes           yes                yes          yes         yes

* The Fund may hold bonds that are downgraded to junk bond status, if the bonds were rated investment grade at the time of purchase.

--------------------------------------------------------------------------------
18   --   AMERICAN EXPRESS(R) VARIABLE PORTFOLIO FUNDS

The following are guidelines that may be changed by the board at any time:

Blue Chip Advantage

o The Fund may invest up to 20% of its total assets in foreign investments included in the market index.

o No more than 5% of the Fund's net assets can be used at any one time for good faith deposits on futures and premiums for options on futures that do not offset existing investment positions.

o No more than 10% of the Fund's net assets will be held in securities and other instruments that are illiquid.

o The Fund will not buy on margin or sell short, except the Fund may make margin payments in connection with transactions in stock index futures contracts.

o    The Fund will not invest in a company to control or manage it.

o The Fund will not invest more than 10% of its total assets in securities of investment companies.

Capital Resource

o    The Fund may invest up to 25% of its total assets in foreign investments.

o No more than 5% of the Fund's net assets can be used at any one time for good faith deposits on futures and premiums for options on futures that do not offset existing investment positions.

o No more than 10% of the Fund's net assets will be held in securities and other instruments that are illiquid.

o Ordinarily, less than 25% of the Fund's total assets are invested in money market instruments.

o The Fund will not buy on margin or sell short, except the Fund may enter into stock index futures contracts.

o    The Fund will not invest in a company to control or manage it.

o The Fund will not invest more than 10% of its total assets in securities of investment companies.

Cash Management

o The Fund will not invest more than 10% of its net assets in securities that are illiquid whether or not registration or the filing of a notification under the Securities Act of 1933 or the taking of similar action under other securities laws relating to the sale of securities is required. A risk of any such investment is that it might not be able to be easily liquidated. For the purpose of this policy, repurchase agreements with maturities greater than seven days and non-negotiable fixed time deposits will be treated as illiquid securities.

o    The Fund may invest up to 25% of its total assets in foreign investments.

o The Fund may invest in commercial paper rated in the highest rating category by at least two nationally recognized statistical rating organizations (or by one, if only one rating is assigned) and in unrated paper determined by the board of directors to be of comparable quality. The Fund also may invest up to 5% of its assets in commercial paper receiving the second highest rating or in unrated paper determined to be of comparable quality.

o The Fund will not invest more than 10% of its total assets in securities of investment companies.

o Notwithstanding any of the Fund's other investment policies, the Fund may invest its assets in an open-end management investment company having substantially the same investment objectives, policies and restrictions as the Fund for the purpose of having those assets managed as part of a combined pool.

--------------------------------------------------------------------------------
19   --   AMERICAN EXPRESS(R) VARIABLE PORTFOLIO FUNDS

Core Bond

o    The Fund may invest up to 15% of its total assets in foreign investments.

o No more than 5% of the Fund's net assets can be used at any one time for good faith deposits on futures and premiums for options on futures that do not offset existing investment positions.

o No more than 10% of the Fund's net assets will be held in securities and other instruments that are illiquid.

o Ordinarily, less than 25% of the Fund's total assets are invested in money market instruments.

o The Fund will not invest more than 10% of its net assets in securities of investment companies unless a higher amount is permitted under an SEC exemptive order.

o The Fund will not buy on margin or sell short, except the Fund may make margin payments in connection with transactions in stock index futures contracts.

o    The Fund will not invest in a company to control or manage it.

Diversified Bond

o No more than 5% of the Fund's net assets can be used at any one time for good faith deposits on futures and premiums for options on futures that do not offset existing investment positions.

o No more than 10% of the Fund's net assets will be held in securities and other instruments that are illiquid.

o Ordinarily, less than 25% of the Fund's total assets are invested in money market instruments.

o The Fund will not buy on margin or sell short, except the Fund may enter into interest rate futures contracts.

o The Fund will not invest more than 10% of its total assets in securities of investment companies.

o    The Fund will not invest in a company to control or manage it.

Diversified Equity Income

o No more than 20% of the Fund's net assets may be invested in bonds below investment grade unless the bonds are convertible securities.

o    The Fund may invest up to 25% of its total assets in foreign investments.

o No more than 5% of the Fund's net assets can be used at any one time for good faith deposits on futures and premiums for options on futures that do not offset existing investment positions.

o No more than 10% of the Fund's net assets will be held in securities and other instruments that are illiquid.

o Ordinarily, less than 25% of the Fund's total assets are invested in money market instruments.

o The Fund will not buy on margin or sell short, except the Fund may make margin payments in connection with transactions in futures contracts.

o    The Fund will not invest in a company to control or manage it.

o The Fund will not invest more than 10% of its total assets in securities of investment companies.

--------------------------------------------------------------------------------
20   --   AMERICAN EXPRESS(R) VARIABLE PORTFOLIO FUNDS

Emerging Markets

o    The Fund may invest up to 20% of its net assets in bonds.

o The Fund may invest up to 10% of its net assets in bonds rated below investment grade, including Brady bonds.

o No more than 5% of the Fund's net assets can be used at any one time for good faith deposits on futures and premiums for options on futures that do not offset existing investment positions.

o No more than 10% of the Fund's net assets will be held in securities and other instruments that are illiquid.

o Ordinarily, less than 25% of the Fund's total assets are invested in money market instruments.

o The Fund will not buy on margin or sell short, except the Fund may make margin payments in connection with transactions in derivative instruments.

o The Fund will not invest more than 10% of its total assets in securities of investment companies.

o    The Fund will not invest in a company to control or manage it.

Equity Select

o The Fund only invests in bonds given the four highest ratings by Moody's Investors Service, Inc. or by Standard & Poor's Corporation or in bonds of comparable quality in the judgment of the investment manager.

o    The Fund may invest up to 15% of its total assets in foreign investments.

o No more than 5% of the Fund's net assets can be used at any one time for good faith deposits on futures and premiums for options on futures that do not offset existing investment positions.

o No more than 10% of the Fund's net assets will be held in securities and other instruments that are illiquid.

o Ordinarily, less than 25% of the Fund's total assets are invested in money market instruments.

o The Fund will not buy on margin or sell short, except the Fund may make margin payments in connection with transactions in derivative instruments.

o The Fund will not invest more than 10% of its total assets in securities of investment companies.

o    The Fund will not invest in a company to control or manage it.

Global Bond

o The Fund may not purchase debt securities rated lower than B by Moody's Investors Service Inc. or the equivalent.

o No more than 5% of the Fund's net assets can be used at any one time for good faith deposits on futures and premiums for options on futures that do not offset existing investment positions.

o No more than 10% of the Fund's net assets will be held in securities and other instruments that are illiquid.

o Ordinarily, less than 25% of the Fund's total assets are invested in money market instruments.

o The Fund will not buy on margin or sell short, but the Fund may make margin payments in connection with transactions in futures contracts.

o The Fund will not invest more than 10% of its total assets in securities of investment companies.

o    The Fund will not invest in a company to control or manage it.

--------------------------------------------------------------------------------
21   --   AMERICAN EXPRESS(R) VARIABLE PORTFOLIO FUNDS

Growth

o    The Fund will not invest in bonds rated below investment grade.

o    The Fund may invest up to 25% of its total assets in foreign investments.

o No more than 5% of the Fund's net assets can be used at any one time for good faith deposits on futures and premiums for options on futures that do not offset existing investment positions.

o No more than 10% of the Fund's net assets will be held in securities and other instruments that are illiquid.

o Ordinarily, less than 25% of the Fund's total assets are invested in money market instruments.

o The Fund will not buy on margin or sell short, except the Fund may make margin payments in connection with transactions in stock index futures contracts.

o The Fund will not invest more than 10% of its total assets in securities of investment companies.

o    The Fund will not invest in a company to control or manage it.

High Yield Bond

o The Fund may invest up to 10% of its total assets in common stocks, preferred stocks that do not pay dividends and warrants to purchase common stocks.

o    The Fund may invest up to 25% of its total assets in foreign investments.

o No more than 5% of the Fund's net assets can be used at any one time for good faith deposits on futures and premiums for options on futures that do not offset existing investment positions.

o No more than 10% of the Fund's net assets will be held in securities and other instruments that are illiquid.

o Ordinarily, less than 25% of the Fund's total assets are invested in money market instruments.

o The Fund will not invest more than 10% of its total assets in securities of investment companies.

o    The Fund will not invest in a company to control or manage it.

o The Fund will not buy on margin or sell short, except the Fund may enter into interest rate futures contracts.

International

o Normally, investments in U.S. issuers generally will constitute less than 20% of the Fund's total assets.

o No more than 5% of the Fund's net assets can be used at any one time for good faith deposits on futures and premiums for options on futures that do not offset existing investment positions.

o No more than 10% of the Fund's net assets will be held in securities and other instruments that are illiquid.

o Ordinarily, less than 25% of the Fund's total assets are invested in money market instruments.

o The Fund will not buy on margin or sell short, except the Fund may make margin payments in connection with transactions in derivative instruments.

o    The Fund will not invest in a company to control or manage it.

o The Fund will not invest more than 10% of its assets in securities of investment companies except by purchase in the open market where the dealer's or sponsor's profit is the regular commission.

--------------------------------------------------------------------------------
22   --   AMERICAN EXPRESS(R) VARIABLE PORTFOLIO FUNDS

Large Cap Value

o No more than 5% of the Fund's net assets can be used at any one time for good faith deposits on futures and premiums for options on futures that do not offset existing investment positions.

o The Fund will not invest more than 10% of its net assets in rated securities which are rated below investment grade.

o The Fund will not invest more than 20% of its net assets in foreign securities.

o No more than 10% of the Fund's net assets will be held in securities and other instruments that are illiquid.

o Ordinarily, less than 25% of the Fund's total assets are invested in money market instruments.

o The Fund will not buy on margin or sell short, except the Fund may make margin payments in connection with transactions in derivative instruments.

o The Fund will not invest more than 10% of its total assets in securities of investment companies.

o    The Fund will not invest in a company to control or manage it.

Managed

o Under normal market conditions, the Fund invests at least 50% of its total assets in common stocks.

o    The Fund may invest up to 25% of its total assets in foreign investment.

o No more than 5% of the Fund's net assets can be used at any one time for good faith deposits on futures and premiums for options on futures that do not offset existing investment positions.

o No more than 10% of the Fund's net assets will be held in securities and other instruments that are illiquid.

o Ordinarily, less than 25% of the Fund's total assets are invested in money market instruments.

o The Fund will not buy on margin or sell short, except it may enter into stock index futures and interest rate futures contracts.

o    The Fund will not invest in a company to control or manage it.

o The Fund will not invest more than 10% of its total assets in securities of investment companies.

New Dimensions

o    The Fund may invest up to 30% of its total assets in foreign investments.

o No more than 5% of the Fund's net assets can be used at any one time for good faith deposits on futures and premiums for options on futures that do not offset existing investment positions.

o No more than 10% of the Fund's net assets will be held in securities and other instruments that are illiquid.

o Ordinarily, less than 25% of the Fund's total assets are invested in money market instruments.

o The Fund will not buy on margin or sell short, but the Fund may make margin payments in connection with transactions in stock index futures contracts.

o The Fund will not invest more than 10% of its assets in securities of investment companies.

o    The Fund will not invest in a company to control or manage it.

--------------------------------------------------------------------------------
23   --   AMERICAN EXPRESS(R) VARIABLE PORTFOLIO FUNDS

Partners Select Value

o The Fund will normally purchase only investment grade convertible debt securities with a rating of, or equivalent to, at least "BBB" by Standard &Poor's (S&P) or, in the case of unrated securities, judged by the Subadviser to be of comparable quality. The Fund may invest in more speculative convertible debt securities, provided that such securities have a rating of, or equivalent to, at least an S&P rating of "B" and provided also that the total investment in such securities remains below 15% of the Fund's assets.

o No more than 5% of the Fund's net assets can be used at any one time for good faith deposits on futures and premiums for options on futures that do not offset existing investment positions.

o No more than 10% of the Fund's net assets will be held in securities and other instruments that are illiquid.

o Ordinarily, less than 25% of the Fund's total assets are invested in money market instruments.

o The Fund will not buy on margin, except the Fund may make margin payments in connection with transactions in derivative instruments.

o The Fund will not invest more than 10% of its total assets in securities of investment companies, unless a higher amount is permitted under an SEC exemptive order.

o The Fund will not invest more than 20% of its net assets in foreign securities.

o The Fund will not make additional investments while any borrowing remains outstanding.

Partners Small Cap Value

o No more than 5% of the Fund's net assets can be used at any one time for good faith deposits on futures and premiums for options on futures that do not offset existing investment positions.

o No more than 10% of the Fund's net assets will be held in securities and other instruments that are illiquid.

o Ordinarily, less than 25% of the Fund's total assets are invested in money market instruments.

o The Fund will not buy on margin or sell short, except the Fund may make margin payments in connection with transactions in derivative instruments.

o The Fund will not invest more than 10% of its total assets in securities of investment companies.

o The Fund will not make additional investments while any bank borrowing remains outstanding.

S&P 500 Index

o Under normal market conditions, at least 80% of the Fund's net assets are invested in securities that are contained in the S&P 500 Index. The Fund will provide shareholders with at least 60 days notice of any change in the 80% policy.

o No more than 5% of the Fund's net assets can be used at any one time for good faith deposits on futures and premiums for options on futures that do not offset existing investment positions.

o No more than 10% of the Fund's net assets will be held in securities and other instruments that are illiquid.

o The Fund will not buy on margin, except the Fund may make margin payments in connection with transactions in futures contracts.

For additional information about the Index, see Appendix C.

Short Duration U.S. Government

o No more than 5% of the Fund's net assets can be used at any one time for good faith deposits on futures and premiums for options on futures that do not offset existing investment positions.

o No more than 10% of the Fund's net assets will be held in securities and other instruments that are illiquid.

o Ordinarily, less than 25% of the Fund's total assets are invested in money market instruments.

o The Fund will not buy on margin, but it may make margin payments in connection with interest rate futures contracts.

o The Fund will not invest more than 10% of its total assets in securities of investment companies.

o    The Fund will not invest in a company to control or manage it.

--------------------------------------------------------------------------------
24   --   AMERICAN EXPRESS(R) VARIABLE PORTFOLIO FUNDS

Small Cap Advantage

o No more than 5% of the Fund's net assets can be used at any one time for good faith deposits on futures and premiums for options on futures that do not offset existing investment positions.

o No more than 10% of the Fund's net assets will be held in securities and other instruments that are illiquid.

o Ordinarily, less than 25% of the Fund's total assets are invested in money market instruments.

o The Fund will not buy on margin or sell short, except the Fund may make margin payments in connection with transactions in derivative instruments.

o The Fund will not invest more than 10% of its total assets in securities of investment companies.

Stock

o The Fund will not invest more than 5% of its net assets in bonds below investment grade.

o The Fund will not purchase securities rated below C by Moody's Investors Service, Inc. or Standard & Poor's Corporation or the equivalent.

o    The Fund may invest up to 15% of its total assets in foreign investments.

o No more than 5% of the Fund's net assets can be used at any one time for god faith deposits on futures and premiums for options on futures that do not offset existing investment positions.

o No more than 10% of the Fund's net assets will be held in securities and other instruments that are illiquid.

o Ordinarily, less than 25% of the Fund's total assets are invested in money market instruments.

o The Fund will not invest more than 10% of its net assets in securities of investment companies.

o The Fund will not buy on margin or sell short, except the Fund may make margin payments in connection with transactions in stock index futures contracts.

o    The Fund will not invest in a company to control or manage it.

Strategy Aggressive

o Under normal market conditions, at least 65% of the fund's total assets are invested in equity securities.

o    The Fund may invest up to 25% of its total assets in foreign investments.

o No more than 5% of the Fund's net assets can be used at any one time for good faith deposits on futures and premiums for options on futures that do not offset existing investment positions.

o No more than 10% of the Fund's net assets will be held in securities and other instruments that are illiquid.

o Ordinarily, less than 25% of the Fund's total assets are invested in money market instruments.

o The Fund will not buy on margin or sell securities short, except the Fund may enter into stock index futures contracts.

o The Fund will not invest more than 10% of its total assets in the securities of investment companies.

o    The Fund will not invest in a company to control or manage it.

--------------------------------------------------------------------------------
25   --   AMERICAN EXPRESS(R) VARIABLE PORTFOLIO FUNDS

Information Regarding Risks and Investment Strategies

RISKS

The following is a summary of common risk characteristics. Following this summary is a description of certain investments and investment strategies and the risks most commonly associated with them (including certain risks not described below and, in some cases, a more comprehensive discussion of how the risks apply to a particular investment or investment strategy). Please remember that a mutual fund's risk profile is largely defined by the fund's primary securities and investment strategies. However, most mutual funds are allowed to use certain other strategies and investments that may have different risk characteristics. Accordingly, one or more of the following types of risk may be associated with the Fund at any time (for a description of principal risks, please see the prospectus):

Call/Prepayment Risk

The risk that a bond or other security might be called (or otherwise converted, prepaid, or redeemed) before maturity. This type of risk is closely related to reinvestment risk.

Correlation Risk

The risk that a given transaction may fail to achieve its objectives due to an imperfect relationship between markets. Certain investments may react more negatively than others in response to changing market conditions.

Credit Risk

The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation (such as payments due on a bond or a note). The price of junk bonds may react more to the ability of the issuing company to pay interest and principal when due than to changes in interest rates. Junk bonds have greater price fluctuations and are more likely to experience a default than investment grade bonds.

Event Risk

Occasionally, the value of a security may be seriously and unexpectedly changed by a natural or industrial accident or occurrence.

Foreign/Emerging Markets Risk

The following are all components of foreign/emerging markets risk:

Country risk includes the political, economic, and other conditions of a country. These conditions include lack of publicly available information, less government oversight (including lack of accounting, auditing, and financial reporting standards), the possibility of government-imposed restrictions, and even the nationalization of assets.

Currency risk results from the constantly changing exchange rate between local currency and the U.S. dollar. Whenever the Fund holds securities valued in a foreign currency or holds the currency, changes in the exchange rate add or subtract from the value of the investment.

Custody risk refers to the process of clearing and settling trades. It also covers holding securities with local agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle. Local agents are held only to the standard of care of the local market. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country's securities market is, the greater the likelihood of problems occurring.

Emerging markets risk includes the dramatic pace of change (economic, social, and political) in emerging market countries as well as the other considerations listed above. These markets are in early stages of development and are extremely volatile. They can be marked by extreme inflation, devaluation of currencies, dependence on trade partners, and hostile relations with neighboring countries.

--------------------------------------------------------------------------------
26   --   AMERICAN EXPRESS(R) VARIABLE PORTFOLIO FUNDS

Inflation Risk

Also known as purchasing power risk, inflation risk measures the effects of continually rising prices on investments. If an investment's yield is lower than the rate of inflation, your money will have less purchasing power as time goes on.

Interest Rate Risk

The risk of losses attributable to changes in interest rates. This term is generally associated with bond prices (when interest rates rise, bond prices fall). In general, the longer the maturity of a bond, the greater its sensitivity to changes in interest rates.

Issuer Risk

The risk that an issuer, or the value of its stocks or bonds, will perform poorly. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, or other factors.

Legal/Legislative Risk

Congress and other governmental units have the power to change existing laws affecting securities. A change in law might affect an investment adversely.

Leverage Risk

Some derivative investments (such as options, futures, or options on futures) require little or no initial payment and base their price on a security, a currency, or an index. A small change in the value of the underlying security, currency, or index may cause a sizable gain or loss in the price of the instrument.

Liquidity Risk

Securities may be difficult or impossible to sell at the time that the Fund would like. The Fund may have to lower the selling price, sell other investments, or forego an investment opportunity.

Management Risk

The risk that a strategy or selection method utilized by the investment manager may fail to produce the intended result. When all other factors have been accounted for and the investment manager chooses an investment, there is always the possibility that the choice will be a poor one.

Market Risk

The market may drop and you may lose money. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of all securities may move up and down, sometimes rapidly and unpredictably.

Reinvestment Risk

The risk that an investor will not be able to reinvest income or principal at the same rate it currently is earning.

Sector/Concentration Risk

Investments that are concentrated in a particular issuer, geographic region, or industry will be more susceptible to changes in price (the more you diversify, the more you spread risk).

Small and Medium Company Risk

Investments in small and medium companies often involve greater risks than investments in larger, more established companies because small and medium companies may lack the management experience, financial resources, product diversification, and competitive strengths of larger companies. In addition, in many instances the securities of small and medium companies are traded only over-the-counter or on regional securities exchanges and the frequency and volume of their trading is substantially less than is typical of larger companies.

--------------------------------------------------------------------------------
27   --   AMERICAN EXPRESS(R) VARIABLE PORTFOLIO FUNDS

INVESTMENT STRATEGIES

The following information supplements the discussion of the Fund's investment objectives, policies, and strategies that are described in the prospectus and in this SAI. The following describes many strategies that many mutual funds use and types of securities that they purchase. Please refer to the section titled Investment Strategies and Types of Investments to see which are applicable to the Fund.

Agency and Government Securities

The U.S. government and its agencies issue many different types of securities. U.S. Treasury bonds, notes, and bills and securities, including mortgage pass through certificates of the Government National Mortgage Association (GNMA), are guaranteed by the U.S. government.

Other U.S. government securities are issued or guaranteed by federal agencies or government-sponsored enterprises but are not guaranteed by the U.S. government. This may increase the credit risk associated with these investments. Government-sponsored entities issuing securities include privately owned, publicly chartered entities created to reduce borrowing costs for certain sectors of the economy, such as farmers, homeowners, and students. They include the Federal Farm Credit Bank System, Farm Credit Financial Assistance Corporation, Federal Home Loan Bank, Federal Home Loan Mortgage Corporation (FHLMC), Federal National Mortgage Associaton (FNMA), Student Loan Marketing Association (SLMA), and Resolution Trust Corporation (RTC). Government-sponsored entities may issue discount notes (with maturities ranging from overnight to 360 days) and bonds. Agency and government securities are subject to the same concerns as other debt obligations. (See also Debt Obligations and Mortgage- and Asset-Backed Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with agency and government securities include:
Call/Prepayment Risk, Inflation Risk, Interest Rate Risk, Management Risk, and Reinvestment Risk.

Borrowing

The Fund may borrow money for temporary or emergency purposes and make other investments or engage in other transactions permissible under the 1940 Act that may be considered a borrowing (such as derivative instruments). Borrowings are subject to costs (in addition to any interest that may be paid) and typically reduce the Fund's total return. Except as qualified above, however, the Fund will not buy securities on margin.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with borrowing include: Inflation Risk and Management Risk.

Cash/Money Market Instruments

The Fund may maintain a portion of its assets in cash and cash-equivalent investments. Cash-equivalent investments include short-term U.S. and Canadian government securities and negotiable certificates of deposit, non-negotiable fixed-time deposits, bankers' acceptances, and letters of credit of banks or savings and loan associations having capital, surplus, and undivided profits (as of the date of its most recently published annual financial statements) in excess of $100 million (or the equivalent in the instance of a foreign branch of a U.S. bank) at the date of investment. The Fund also may purchase short-term notes and obligations of U.S. and foreign banks and corporations and may use repurchase agreements with broker-dealers registered under the Securities Exchange Act of 1934 and with commercial banks. (See also Commercial Paper, Debt Obligations, Repurchase Agreements, and Variable- or Floating-Rate Securities.) These types of instruments generally offer low rates of return and subject the Fund to certain costs and expenses.

See the appendix for a discussion of securities ratings.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with cash/money market instruments include: Credit Risk, Inflation Risk, and Management Risk.

Collateralized Bond Obligations

Collateralized bond obligations (CBOs) are investment grade bonds backed by a pool of junk bonds. CBOs are similar in concept to collateralized mortgage obligations (CMOs), but differ in that CBOs represent different degrees of credit quality rather than different maturities. (See also Mortgage- and Asset-Backed Securities.) Underwriters of CBOs package a large and diversified pool of high-risk, high-yield junk bonds, which is then separated into "tiers." Typically, the first tier represents the higher quality collateral and pays the lowest interest rate; the second tier is backed by riskier bonds and pays a higher rate; the third tier represents the lowest credit quality and instead of receiving a fixed interest rate receives the residual interest payments -- money that is left over after the higher tiers have been paid. CBOs, like CMOs, are substantially overcollateralized and this, plus the diversification of the pool backing them, earns them investment-grade bond ratings. Holders of third-tier CBOs stand to earn high yields or less money depending on the rate of defaults in the collateral pool. (See also High-Yield (High-Risk) Securities (Junk Bonds).)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with CBOs include: Call/Prepayment Risk, Credit Risk, Interest Rate Risk, and Management Risk.

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Commercial Paper

Commercial paper is a short-term debt obligation with a maturity ranging from 2 to 270 days issued by banks, corporations, and other borrowers. It is sold to investors with temporary idle cash as a way to increase returns on a short-term basis. These instruments are generally unsecured, which increases the credit risk associated with this type of investment. (See also Debt Obligations and Illiquid and Restricted Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with commercial paper include: Credit Risk, Liquidity Risk, and Management Risk.

Common Stock

Common stock represents units of ownership in a corporation. Owners typically are entitled to vote on the selection of directors and other important matters as well as to receive dividends on their holdings. In the event that a corporation is liquidated, the claims of secured and unsecured creditors and owners of bonds and preferred stock take precedence over the claims of those who own common stock.

The price of common stock is generally determined by corporate earnings, type of products or services offered, projected growth rates, experience of management, liquidity, and general market conditions for the markets on which the stock trades.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with common stock include: Event Risk, Issuer Risk, Legal/Legislative Risk, Management Risk, Market Risk, and Small and Medium Company Risk.

Convertible Securities

Convertible securities are bonds, debentures, notes, preferred stocks, or other securities that may be converted into common, preferred or other securities of the same or a different issuer within a particular period of time at a specified price. Some convertible securities, such as preferred equity-redemption cumulative stock (PERCs), have mandatory conversion features. Others are voluntary. A convertible security entitles the holder to receive interest normally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted, or exchanged. Convertible securities have unique investment characteristics in that they generally (i) have higher yields than common stocks but lower yields than comparable non-convertible securities, (ii) are less subject to fluctuation in value than the underlying stock since they have fixed income characteristics, and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases.

The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with convertible securities include: Call/Prepayment Risk, Interest Rate Risk, Issuer Risk, Management Risk, Market Risk, and Reinvestment Risk.

Corporate Bonds

Corporate bonds are debt obligations issued by private corporations, as distinct from bonds issued by a government agency or a municipality. Corporate bonds typically have four distinguishing features: (1) they are taxable; (2) they have a par value of $1,000; (3) they have a term maturity, which means they come due all at once; and (4) many are traded on major exchanges. Corporate bonds are subject to the same concerns as other debt obligations. (See also Debt Obligations and High-Yield (High-Risk) Securities (Junk Bonds).)

Corporate bonds may be either secured or unsecured. Unsecured corporate bonds are generally referred to as "debentures." See the appendix for a discussion of securities ratings.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with corporate bonds include: Call/Prepayment Risk, Credit Risk, Interest Rate Risk, Issuer Risk, Management Risk, and Reinvestment Risk.

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

Debt Obligations

Many different types of debt obligations exist (for example, bills, bonds, or notes). Issuers of debt obligations have a contractual obligation to pay interest at a specified rate on specified dates and to repay principal on a specified maturity date. Certain debt obligations (usually intermediate- and long-term bonds) have provisions that allow the issuer to redeem or "call" a bond before its maturity. Issuers are most likely to call these securities during periods of falling interest rates. When this happens, an investor may have to replace these securities with lower yielding securities, which could result in a lower return.

The market value of debt obligations is affected primarily by changes in prevailing interest rates and the issuers perceived ability to repay the debt. The market value of a debt obligation generally reacts inversely to interest rate changes. When prevailing interest rates decline, the price usually rises, and when prevailing interest rates rise, the price usually declines.

In general, the longer the maturity of a debt obligation, the higher its yield and the greater the sensitivity to changes in interest rates. Conversely, the shorter the maturity, the lower the yield but the greater the price stability.

As noted, the values of debt obligations also may be affected by changes in the credit rating or financial condition of their issuers. Generally, the lower the quality rating of a security, the higher the degree of risk as to the payment of interest and return of principal. To compensate investors for taking on such increased risk, those issuers deemed to be less creditworthy generally must offer their investors higher interest rates than do issuers with better credit ratings. (See also Agency and Government Securities, Corporate Bonds, and High-Yield (High-Risk) Securities (Junk Bonds).)

All ratings limitations are applied at the time of purchase. Subsequent to purchase, a debt security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require the sale of such a security, but it will be a factor in considering whether to continue to hold the security. To the extent that ratings change as a result of changes in a rating organization or their rating systems, the Fund will attempt to use comparable ratings as standards for selecting investments.

See the appendix for a discussion of securities ratings.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with debt obligations include: Call/Prepayment Risk, Credit Risk, Interest Rate Risk, Issuer Risk, Management Risk, and Reinvestment Risk.

Depositary Receipts

Some foreign securities are traded in the form of American Depositary Receipts
(ADRs). ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities of foreign issuers. European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs) are receipts typically issued by foreign banks or trust companies, evidencing ownership of underlying securities issued by either a foreign or U.S. issuer. Generally, depositary receipts in registered form are designed for use in the U.S. and depositary receipts in bearer form are designed for use in securities markets outside the U.S. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Depositary receipts involve the risks of other investments in foreign securities. In addition, ADR holders may not have all the legal rights of shareholders and may experience difficulty in receiving shareholder communications. (See also Common Stock and Foreign Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with depositary receipts include: Foreign/Emerging Markets Risk, Issuer Risk, Management Risk, and Market Risk.

Derivative Instruments

Derivative instruments are commonly defined to include securities or contracts whose values depend, in whole or in part, on (or "derive" from) the value of one or more other assets, such as securities, currencies, or commodities.

A derivative instrument generally consists of, is based upon, or exhibits characteristics similar to options or forward contracts. Such instruments may be used to maintain cash reserves while remaining fully invested, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs, or to pursue higher investment returns. Derivative instruments are characterized by requiring little or no initial payment. Their value changes daily based on a security, a currency, a group of securities or currencies, or an index. A small change in the value of the underlying security, currency, or index can cause a sizable percentage gain or loss in the price of the derivative instrument.

Options and forward contracts are considered to be the basic "building blocks" of derivatives. For example, forward-based derivatives include forward contracts, swap contracts, and exchange-traded futures. Forward-based derivatives are sometimes referred to generically as "futures contracts." Option-based derivatives include privately negotiated, over-the-counter (OTC) options (including caps, floors, collars, and options on futures) and exchange-traded options on futures. Diverse types of derivatives may be created by combining options or futures in different ways, and by applying these structures to a wide range of underlying assets.

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30   --   AMERICAN EXPRESS(R) VARIABLE PORTFOLIO FUNDS

Options. An option is a contract. A person who buys a call option for a security has the right to buy the security at a set price for the length of the contract. A person who sells a call option is called a writer. The writer of a call option agrees for the length of the contract to sell the security at the set price when the buyer wants to exercise the option, no matter what the market price of the security is at that time. A person who buys a put option has the right to sell a security at a set price for the length of the contract.
 A person who writes a put option agrees to buy the security at the set price if the purchaser wants to exercise the option during the length of the contract, no matter what the market price of the security is at that time. An option is covered if the writer owns the security (in the case of a call) or sets aside the cash or securities of equivalent value (in the case of a put) that would be required upon exercise.

The price paid by the buyer for an option is called a premium. In addition to the premium, the buyer generally pays a broker a commission. The writer receives a premium, less another commission, at the time the option is written. The premium received by the writer is retained whether or not the option is exercised. A writer of a call option may have to sell the security for a below-market price if the market price rises above the exercise price. A writer of a put option may have to pay an above-market price for the security if its market price decreases below the exercise price.

When an option is purchased, the buyer pays a premium and a commission. It then pays a second commission on the purchase or sale of the underlying security when the option is exercised. For record keeping and tax purposes, the price obtained on the sale of the underlying security is the combination of the exercise price, the premium, and both commissions.

One of the risks an investor assumes when it buys an option is the loss of the premium. To be beneficial to the investor, the price of the underlying security must change within the time set by the option contract. Furthermore, the change must be sufficient to cover the premium paid, the commissions paid both in the acquisition of the option and in a closing transaction or in the exercise of the option and sale (in the case of a call) or purchase (in the case of a put) of the underlying security. Even then, the price change in the underlying security does not ensure a profit since prices in the option market may not reflect such a change.

Options on many securities are listed on options exchanges. If the Fund writes listed options, it will follow the rules of the options exchange. Options are valued at the close of the New York Stock Exchange. An option listed on a national exchange, CBOE, or NASDAQ will be valued at the last quoted sales price or, if such a price is not readily available, at the mean of the last bid and ask prices.

Options on certain securities are not actively traded on any exchange, but may be entered into directly with a dealer. These options may be more difficult to close. If an investor is unable to effect a closing purchase transaction, it will not be able to sell the underlying security until the call written by the investor expires or is exercised.

Futures Contracts. A futures contract is a sales contract between a buyer (holding the "long" position) and a seller (holding the "short" position) for an asset with delivery deferred until a future date. The buyer agrees to pay a fixed price at the agreed future date and the seller agrees to deliver the asset. The seller hopes that the market price on the delivery date is less than the agreed upon price, while the buyer hopes for the contrary. Many futures contracts trade in a manner similar to the way a stock trades on a stock exchange and the commodity exchanges.

Generally, a futures contract is terminated by entering into an offsetting transaction. An offsetting transaction is effected by an investor taking an opposite position. At the time a futures contract is made, a good faith deposit called initial margin is set up. Daily thereafter, the futures contract is valued and the payment of variation margin is required so that each day a buyer would pay out cash in an amount equal to any decline in the contract's value or receive cash equal to any increase. At the time a futures contract is closed out, a nominal commission is paid, which is generally lower than the commission on a comparable transaction in the cash market.

Futures contracts may be based on various securities, securities indices (such as the S&P 500 Index), foreign currencies and other financial instruments and indices.

The Fund will engage in futures and related options transactions to produce incremental earnings, to hedge existing positions, and to increase flexibility. The Fund intends to comply with Rule 4.5 of the Commodity Futures Trading Commission (CFTC), under which a mutual fund is exempt from the definition of a "commodity pool operator." The Fund, therefore, is not subject to registration or regulation as a pool operator, meaning that the Fund may invest in futures contracts without registering with the CFTC.

Options on Futures Contracts. Options on futures contracts give the holder a right to buy or sell futures contracts in the future. Unlike a futures contract, which requires the parties to the contract to buy and sell a security on a set date (some futures are settled in cash), an option on a futures contract merely entitles its holder to decide on or before a future date (within nine months of the date of issue) whether to enter into a contract. If the holder decides not to enter into the contract, all that is lost is the amount (premium) paid for the option. Further, because the value of the option is fixed at the point of sale, there are no daily payments of cash to reflect the change in the value of the underlying contract. However, since an option gives the buyer the right to enter into a contract at a set price for a fixed period of time, its value does change daily.

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31   --   AMERICAN EXPRESS(R) VARIABLE PORTFOLIO FUNDS
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One of the risks in buying an option on a futures contract is the loss of the premium paid for the option. The risk involved in writing options on futures contracts an investor owns, or on securities held in its portfolio, is that there could be an increase in the market value of these contracts or securities. If that occurred, the option would be exercised and the asset sold at a lower price than the cash market price. To some extent, the risk of not realizing a gain could be reduced by entering into a closing transaction. An investor could enter into a closing transaction by purchasing an option with the same terms as the one previously sold. The cost to close the option and terminate the investor's obligation, however, might still result in a loss. Further, the investor might not be able to close the option because of insufficient activity in the options market. Purchasing options also limits the use of monies that might otherwise be available for long-term investments.

Options on Stock Indexes. Options on stock indexes are securities traded on national securities exchanges. An option on a stock index is similar to an option on a futures contract except all settlements are in cash. A fund exercising a put, for example, would receive the difference between the exercise price and the current index level.

Tax and Accounting Treatment. As permitted under federal income tax laws and to the extent the Fund is allowed to invest in futures contracts, the Fund intends to identify futures contracts as mixed straddles and not mark them to market, that is, not treat them as having been sold at the end of the year at market value. If the Fund is using short futures contracts for hedging purposes, the Fund may be required to defer recognizing losses incurred on short futures contracts and on underlying securities.

Federal income tax treatment of gains or losses from transactions in options on futures contracts and indexes will depend on whether the option is a section 1256 contract. If the option is a non-equity option, the Fund will either make a 1256(d) election and treat the option as a mixed straddle or mark to market the option at fiscal year end and treat the gain/loss as 40% short-term and 60% long-term.

The IRS has ruled publicly that an exchange-traded call option is a security for purposes of the 50%-of-assets test and that its issuer is the issuer of the underlying security, not the writer of the option, for purposes of the diversification requirements.

Accounting for futures contracts will be according to generally accepted accounting principles. Initial margin deposits will be recognized as assets due from a broker (the Fund's agent in acquiring the futures position). During the period the futures contract is open, changes in value of the contract will be recognized as unrealized gains or losses by marking to market on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments will be made or received depending upon whether gains or losses are incurred. All contracts and options will be valued at the last-quoted sales price on their primary exchange.

Other Risks of Derivatives.

The primary risk of derivatives is the same as the risk of the underlying asset, namely that the value of the underlying asset may go up or down. Adverse movements in the value of an underlying asset can expose an investor to losses. Derivative instruments may include elements of leverage and, accordingly, the fluctuation of the value of the derivative instrument in relation to the underlying asset may be magnified. The successful use of derivative instruments depends upon a variety of factors, particularly the investment manager's ability to predict movements of the securities, currencies, and commodity markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy will succeed.

Another risk is the risk that a loss may be sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivative instruments is generally less than for privately-negotiated or OTC derivative instruments, since generally a clearing agency, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately-negotiated instruments, there is no similar clearing agency guarantee. In all transactions, an investor will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transaction and possibly other losses.

When a derivative transaction is used to completely hedge another position, changes in the market value of the combined position (the derivative instrument plus the position being hedged) result from an imperfect correlation between the price movements of the two instruments. With a perfect hedge, the value of the combined position remains unchanged for any change in the price of the underlying asset. With an imperfect hedge, the values of the derivative instrument and its hedge are not perfectly correlated. For example, if the value of a derivative instrument used in a short hedge (such as writing a call option, buying a put option, or selling a futures contract) increased by less than the decline in value of the hedged investment, the hedge would not be perfectly correlated. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded.

Derivatives also are subject to the risk that they cannot be sold, closed out, or replaced quickly at or very close to their fundamental value. Generally, exchange contracts are very liquid because the exchange clearinghouse is the counterparty of every contract. OTC transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction.

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

Another risk is caused by the legal unenforcibility of a party's obligations under the derivative. A counterparty that has lost money in a derivative transaction may try to avoid payment by exploiting various legal uncertainties about certain derivative products.

(See also Foreign Currency Transactions.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with derivative instruments include: Leverage Risk, Liquidity Risk, and Management Risk.

Foreign Currency Transactions

Investments in foreign countries usually involve currencies of foreign countries. In addition, the Fund may hold cash and cash-equivalent investments in foreign currencies. As a result, the value of the Fund's assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency exchange rates and exchange control regulations. Also, the Fund may incur costs in connection with conversions between various currencies. Currency exchange rates may fluctuate significantly over short periods of time causing the Fund's NAV to fluctuate. Currency exchange rates are generally determined by the forces of supply and demand in the foreign exchange markets, actual or anticipated changes in interest rates, and other complex factors. Currency exchange rates also can be affected by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments.

Spot Rates and Derivative Instruments. The Fund conducts its foreign currency exchange transactions either at the spot (cash) rate prevailing in the foreign currency exchange market or by entering into forward currency exchange contracts (forward contracts) as a hedge against fluctuations in future foreign exchange rates. (See also Derivative Instruments). These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such derivative instruments, the Fund could be disadvantaged by having to deal in the odd lot market for the underlying foreign currencies at prices that are less favorable than for round lots.

The Fund may enter into forward contracts to settle a security transaction or handle dividend and interest collection. When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency or has been notified of a dividend or interest payment, it may desire to lock in the price of the security or the amount of the payment in dollars. By entering into a forward contract, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between different currencies from the date the security is purchased or sold to the date on which payment is made or received or when the dividend or interest is actually received.

The Fund also may enter into forward contracts when management of the Fund believes the currency of a particular foreign country may change in relationship to another currency. The precise matching of forward contract amounts and the value of securities involved generally will not be possible since the future value of securities in foreign currencies more than likely will change between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movements is extremely difficult and successful execution of a short-term hedging strategy is highly uncertain. The Fund will not enter into such forward contracts or maintain a net exposure to such contracts when consummating the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's securities or other assets denominated in that currency.

The Fund will designate cash or securities in an amount equal to the value of the Fund's total assets committed to consummating forward contracts entered into under the second circumstance set forth above. If the value of the securities declines, additional cash or securities will be designated on a daily basis so that the value of the cash or securities will equal the amount of the Fund's commitments on such contracts.

At maturity of a forward contract, the Fund may either sell the security and make delivery of the foreign currency or retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting contract with the same currency trader obligating it to buy, on the same maturity date, the same amount of foreign currency.

If the Fund retains the security and engages in an offsetting transaction, the Fund will incur a gain or loss (as described below) to the extent there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline between the date the Fund enters into a forward contract for selling foreign currency and the date it enters into an offsetting contract for purchasing the foreign currency, the Fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to buy. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to buy exceeds the price of the currency it has agreed to sell.

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It is impossible to forecast what the market value of securities will be at the expiration of a contract. Accordingly, it may be necessary for the Fund to buy additional foreign currency on the spot market (and bear the expense of that purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received on the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver.

The Fund's dealing in forward contracts will be limited to the transactions described above. This method of protecting the value of the Fund's securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange that can be achieved at some point in time. Although forward contracts tend to minimize the risk of loss due to a decline in value of hedged currency, they tend to limit any potential gain that might result should the value of such currency increase.

Although the Fund values its assets each business day in terms of U.S. dollars, it does not intend to convert its foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and shareholders should be aware of currency conversion costs. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (spread) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

Options on Foreign Currencies. The Fund may buy put and call options and write covered call and cash-secured put options on foreign currencies for hedging purposes. For example, a decline in the dollar value of a foreign currency in which securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against the diminutions in the value of securities, the Fund may buy put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell the currency for a fixed amount in dollars and will offset, in whole or in part, the adverse effect on its portfolio that otherwise would have resulted.

Conversely, where a change in the dollar value of a currency would increase the cost of securities the Fund plans to buy, the Fund may buy call options on the foreign currency. The purchase of the options could offset, at least partially, the changes in exchange rates.

As in the case of other types of options, however, the benefit to the Fund derived from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options that would require it to forego a portion or all of the benefits of advantageous changes in rates.

The Fund may write options on foreign currencies for the same types of hedging purposes. For example, when the Fund anticipates a decline in the dollar value of foreign-denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised and the diminution in value of securities will be fully or partially offset by the amount of the premium received.

Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Fund could write a put option on the relevant currency. If rates move in the manner projected, the put option will expire unexercised and allow the Fund to hedge increased cost up to the amount of the premium.

As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to buy or sell the underlying currency at a loss that may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may be required to forego all or a portion of the benefits that might otherwise have been obtained from favorable movements on exchange rates.

All options written on foreign currencies will be covered. An option written on foreign currencies is covered if the Fund holds currency sufficient to cover the option or has an absolute and immediate right to acquire that currency without additional cash consideration upon conversion of assets denominated in that currency or exchange of other currency held in its portfolio. An option writer could lose amounts substantially in excess of its initial investments, due to the margin and collateral requirements associated with such positions.

Options on foreign currencies are traded through financial institutions acting as market-makers, although foreign currency options also are traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost.

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Foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation (OCC), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting the Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in certain foreign countries for that purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

Foreign Currency Futures and Related Options. The Fund may enter into currency futures contracts to buy or sell currencies. It also may buy put and call options and write covered call and cash-secured put options on currency futures. Currency futures contracts are similar to currency forward contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures call for payment of delivery in U.S. dollars. The Fund may use currency futures for the same purposes as currency forward contracts, subject to Commodity Futures Trading Commission (CFTC) limitations.

Currency futures and options on futures values can be expected to correlate with exchange rates, but will not reflect other factors that may affect the value of the Fund's investments. A currency hedge, for example, should protect a Yen-denominated bond against a decline in the Yen, but will not protect the Fund against price decline if the issuer's creditworthiness deteriorates. Because the value of the Fund's investments denominated in foreign currency will change in response to many factors other than exchange rates, it may not be possible to match the amount of a forward contract to the value of the Fund's investments denominated in that currency over time.

The Fund will hold securities or other options or futures positions whose values are expected to offset its obligations. The Fund will not enter into an option or futures position that exposes the Fund to an obligation to another party unless it owns either (i) an offsetting position in securities or (ii) cash, receivables and short-term debt securities with a value sufficient to cover its potential obligations.

(See also Derivative Instruments and Foreign Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with foreign currency transactions include: Correlation Risk, Interest Rate Risk, Leverage Risk, Liquidity Risk, and Management Risk.

Foreign Securities

Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations involve special risks, including those set forth below, which are not typically associated with investing in U.S. securities. Foreign companies are not generally subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic companies. Additionally, many foreign stock markets, while growing in volume of trading activity, have substantially less volume than the New York Stock Exchange, and securities of some foreign companies are less liquid and more volatile than securities of domestic companies. Similarly, volume and liquidity in most foreign bond markets are less than the volume and liquidity in the U.S. and, at times, volatility of price can be greater than in the U.S. Further, foreign markets have different clearance, settlement, registration, and communication procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions making it difficult to conduct such transactions. Delays in such procedures could result in temporary periods when assets are uninvested and no return is earned on them. The inability of an investor to make intended security purchases due to such problems could cause the investor to miss attractive investment opportunities. Payment for securities without delivery may be required in certain foreign markets and, when participating in new issues, some foreign countries require payment to be made in advance of issuance (at the time of issuance, the market value of the security may be more or less than the purchase price). Some foreign markets also have compulsory depositories (i.e., an investor does not have a choice as to where the securities are held). Fixed commissions on some foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. Further, an investor may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts. There is generally less government supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies than in the U.S. It may be more difficult for an investor's agents to keep currently informed about corporate actions such as stock dividends or other matters that may affect the prices of portfolio securities. Communications between the U.S. and foreign countries may be less reliable than within the U.S., thus increasing the risk of

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

delays or loss of certificates for portfolio securities. In addition, with respect to certain foreign countries, there is the possibility of nationalization, expropriation, the imposition of additional withholding or confiscatory taxes, political, social, or economic instability, diplomatic developments that could affect investments in those countries, or other unforeseen actions by regulatory bodies (such as changes to settlement or custody procedures).

The risks of foreign investing may be magnified for investments in emerging markets, which may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.

The introduction of a single currency, the euro, on January 1, 1999 for participating European nations in the Economic and Monetary Union ("EU") presents unique uncertainties, including the legal treatment of certain outstanding financial contracts after January 1, 1999 that refer to existing currencies rather than the euro; the establishment and maintenance of exchange rates; the fluctuation of the euro relative to non-euro currencies; whether the interest rate, tax or labor regimes of European countries participating in the euro will converge over time; and whether the conversion of the currencies of other EU countries such as the United Kingdom and Denmark into the euro and the admission of other non-EU countries such as Poland, Latvia, and Lithuania as members of the EU may have an impact on the euro.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with foreign securities include: Foreign/Emerging Markets Risk, Issuer Risk, and Management Risk.

Funding Agreements

The Fund may invest in funding agreements issued by domestic insurance companies. Funding agreements are short-term, privately placed, debt obligations of insurance companies that offer a fixed- or floating-rate of interest. These investments are not readily marketable and therefore are considered to be illiquid securities. (See also Illiquid and Restricted Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with funding agreements include: Credit Risk and Liquidity Risk.

High-Yield (High-Risk) Securities (Junk Bonds)

High yield (high-risk) securities are sometimes referred to as junk bonds. They are non-investment grade (lower quality) securities that have speculative characteristics. Lower quality securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. They are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. The special risk considerations in connection with investments in these securities are discussed below.

See the appendix for a discussion of securities ratings. (See also Debt Obligations.)

All interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of lower-quality and comparable unrated securities tend to reflect individual corporate developments to a greater extent than do higher rated securities, which react primarily to fluctuations in the general level of interest rates. Lower-quality and comparable unrated securities also tend to be more sensitive to economic conditions than are higher-rated securities. As a result, they generally involve more credit risks than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower-quality securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The issuer's ability to service its debt obligations also may be adversely affected by specific corporate developments, the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by an issuer of these securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a lower quality security defaulted, an investor might incur additional expenses to seek recovery.

Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of lower-quality securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the securities. Consequently, credit ratings are used only as a preliminary indicator of investment quality.

An investor may have difficulty disposing of certain lower-quality and comparable unrated securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all lower quality and comparable unrated securities, there is no established retail secondary market for many of these securities. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. The lack of a liquid secondary market for certain securities also may make it more difficult for an investor to obtain accurate market quotations. Market quotations are generally available on many lower-quality and comparable unrated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales.

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Legislation may be adopted from time to time designed to limit the use of certain lower quality and comparable unrated securities by certain issuers.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with high-yield (high-risk) securities include:
Call/Prepayment Risk, Credit Risk, Currency Risk, Interest Rate Risk, and Management Risk.

Illiquid and Restricted Securities

The Fund may invest in illiquid securities (i.e., securities that are not readily marketable). These securities may include, but are not limited to, certain securities that are subject to legal or contractual restrictions on resale, certain repurchase agreements, and derivative instruments.

To the extent the Fund invests in illiquid or restricted securities, it may encounter difficulty in determining a market value for such securities. Disposing of illiquid or restricted securities may involve time-consuming negotiations and legal expense, and it may be difficult or impossible for the Fund to sell such an investment promptly and at an acceptable price.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with illiquid and restricted securities include:
Liquidity Risk and Management Risk.

Indexed Securities
The value of indexed securities is linked to currencies, interest rates, commodities, indexes, or other financial indicators. Most indexed securities are short- to intermediate-term fixed income securities whose values at maturity or interest rates rise or fall according to the change in one or more specified underlying instruments. Indexed securities may be more volatile than the underlying instrument itself and they may be less liquid than the securities represented by the index. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with indexed securities include: Liquidity Risk, Management Risk, and Market Risk.

Inflation Protected Securities

Inflation is a general rise in prices of goods and services. Inflation erodes the purchasing power of an investor's assets. For example, if an investment provides a total return of 7% in a given year and inflation is 3% during that period, the inflation-adjusted, or real, return is 4%. Inflation protected securities are debt securities whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. One type of inflation-protected debt security is issued by the U.S. Treasury. The principal of these securities is adjusted for inflation as indicated by the Consumer Price Index for Urban Consumers (CPI) and interest is paid on the adjusted amount. The CPI is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy.

If the CPI falls, the principal value of inflation-protected securities will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Conversely, if the CPI rises, the principal value of inflation-protected securities will be adjusted upward, and consequently the interest payable on these securities will be increased. Repayment of the original bond principal upon maturity is guaranteed in the case of U.S. Treasury inflation-protected securities, even during a period of deflation. However, the current market value of the inflation-protected securities is not guaranteed and will fluctuate. Other inflation-indexed securities include inflation-related bonds, which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Other issuers of inflation-protected debt securities include other U.S. government agencies or instrumentalities, corporations and foreign governments. There can be no assurance that the CPI or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure.

Any increase in principal for an inflation-protected security resulting from inflation adjustments is considered by IRS regulations to be taxable income in the year it occurs. For direct holders of an inflation-protected security, this means that taxes must be paid on principal adjustments even though these amounts are not received until the bond matures. By contrast, a fund holding these securities distributes both interest income and the income attributable to principal adjustments in the form of cash or reinvested shares, which are taxable to shareholders.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with inflation-protected securities include: Interest Rate Risk and Market Risk.

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Inverse Floaters

Inverse floaters are created by underwriters using the interest payment on securities. A portion of the interest received is paid to holders of instruments based on current interest rates for short-term securities. The remainder, minus a servicing fee, is paid to holders of inverse floaters. As interest rates go down, the holders of the inverse floaters receive more income and an increase in the price for the inverse floaters. As interest rates go up, the holders of the inverse floaters receive less income and a decrease in the price for the inverse floaters. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with inverse floaters include: Interest Rate Risk and Management Risk.

Investment Companies

Investing in securities issued by registered and unregistered investment companies may involve the duplication of advisory fees and certain other expenses.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with the securities of other investment companies include: Management Risk and Market Risk.

Lending of Portfolio Securities

The Fund may lend certain of its portfolio securities to broker-dealers. The current policy of the Fund's board is to make these loans, either long- or short-term, to broker-dealers. In making loans, the Fund receives the market price in cash, U.S. government securities, letters of credit, or such other collateral as may be permitted by regulatory agencies and approved by the board. If the market price of the loaned securities goes up, the Fund will get additional collateral on a daily basis. The risks are that the borrower may not provide additional collateral when required or return the securities when due. During the existence of the loan, the Fund receives cash payments equivalent to all interest or other distributions paid on the loaned securities. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or money market instruments held as collateral to the borrower or placing broker. The Fund will receive reasonable interest on the loan or a flat fee from the borrower and amounts equivalent to any dividends, interest, or other distributions on the securities loaned.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with the lending of portfolio securities include:
Credit Risk and Management Risk.

Loan Participations

Loans, loan participations, and interests in securitized loan pools are interests in amounts owed by a corporate, governmental, or other borrower to a lender or consortium of lenders (typically banks, insurance companies, investment banks, government agencies, or international agencies). Loans involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to an investor in the event of fraud or misrepresentation.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with loan participations include: Credit Risk and Management Risk.

Mortgage- and Asset-Backed Securities

Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and Collateralized Mortgage Obligations (CMOs). These securities may be issued or guaranteed by U.S. government agencies or instrumentalities (see also Agency and Government Securities), or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities. Mortgage-backed securities issued by private lenders may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any governmental guarantee of the underlying mortgage assets but with some form of non-governmental credit enhancement.

Stripped mortgage-backed securities are a type of mortgage-backed security that receive differing proportions of the interest and principal payments from the underlying assets. Generally, there are two classes of stripped mortgage-backed securities: Interest Only (IO) and Principal Only (PO). IOs entitle the holder to receive distributions consisting of all or a portion of the interest on the underlying pool of mortgage loans or mortgage-backed securities. POs entitle the holder to receive distributions consisting of all or a portion of the principal of the underlying pool of mortgage loans or mortgage-backed securities. The cash flows and yields on IOs and POs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs. A slow rate of principal payments may adversely affect the yield to maturity of POs. If prepayments of principal are greater than anticipated, an investor in IOs may incur substantial losses. If prepayments of principal are slower than anticipated, the yield on a PO will be affected more severely than would be the case with a traditional mortgage-backed security.

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CMOs are hybrid mortgage-related instruments secured by pools of mortgage loans or other mortgage-related securities, such as mortgage pass through securities or stripped mortgage-backed securities. CMOs may be structured into multiple classes, often referred to as "tranches," with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. Principal prepayments on collateral underlying a CMO may cause it to be retired substantially earlier than its stated maturity.

The yield characteristics of mortgage-backed securities differ from those of other debt securities. Among the differences are that interest and principal payments are made more frequently on mortgage-backed securities, usually monthly, and principal may be repaid at any time. These factors may reduce the expected yield.

Asset-backed securities have structural characteristics similar to mortgage-backed securities. Asset-backed debt obligations represent direct or indirect participation in, or secured by and payable from, assets such as motor vehicle installment sales contracts, other installment loan contracts, home equity loans, leases of various types of property, and receivables from credit card or other revolving credit arrangements. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities. Payments or distributions of principal and interest on asset-backed debt obligations may be supported by non-governmental credit enhancements including letters of credit, reserve funds, overcollateralization, and guarantees by third parties. The market for privately issued asset-backed debt obligations is smaller and less liquid than the market for government sponsored mortgage-backed securities. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with mortgage- and asset-backed securities include:
Call/Prepayment Risk, Credit Risk, Interest Rate Risk, Liquidity Risk, and Management Risk.

Mortgage Dollar Rolls

Mortgage dollar rolls are investments whereby an investor would sell mortgage-backed securities for delivery in the current month and simultaneously contract to purchase substantially similar securities on a specified future date. While an investor would forego principal and interest paid on the mortgage-backed securities during the roll period, the investor would be compensated by the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. The investor also could be compensated through the receipt of fee income equivalent to a lower forward price.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with mortgage dollar rolls include: Credit Risk, Interest Rate Risk, and Management Risk.

Municipal Obligations

Municipal obligations include debt obligations issued by or on behalf of states, territories, possessions, or sovereign nations within the territorial boundaries of the United States (including the District of Columbia and Puerto Rico). The interest on these obligations is generally exempt from federal income tax. Municipal obligations are generally classified as either "general obligations" or "revenue obligations."

General obligation bonds are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of interest and principal. Revenue bonds are payable only from the revenues derived from a project or facility or from the proceeds of a specified revenue source. Industrial development bonds are generally revenue bonds secured by payments from and the credit of private users. Municipal notes are issued to meet the short-term funding requirements of state, regional, and local governments. Municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes, tax and revenue anticipation notes, construction loan notes, short-term discount notes, tax-exempt commercial paper, demand notes, and similar instruments.

Municipal lease obligations may take the form of a lease, an installment purchase, or a conditional sales contract. They are issued by state and local governments and authorities to acquire land, equipment, and facilities. An investor may purchase these obligations directly, or it may purchase participation interests in such obligations. Municipal leases may be subject to greater risks than general obligation or revenue bonds. State constitutions and statutes set forth requirements that states or municipalities must meet in order to issue municipal obligations. Municipal leases may contain a covenant by the state or municipality to budget for and make payments due under the obligation. Certain municipal leases may, however, provide that the issuer is not obligated to make payments on the obligation in future years unless funds have been appropriated for this purpose each year.

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39   --   AMERICAN EXPRESS(R) VARIABLE PORTFOLIO FUNDS
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Yields on municipal bonds and notes depend on a variety of factors, including money market conditions, municipal bond market conditions, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The municipal bond market has a large number of different issuers, many having smaller sized bond issues, and a wide choice of different maturities within each issue. For these reasons, most municipal bonds do not trade on a daily basis and many trade only rarely. Because many of these bonds trade infrequently, the spread between the bid and offer may be wider and the time needed to develop a bid or an offer may be longer than other security markets. See the appendix for a discussion of securities ratings. (See also Debt Obligations.)

Taxable Municipal Obligations. There is another type of municipal obligation that is subject to federal income tax for a variety of reasons. These municipal obligations do not qualify for the federal income exemption because (a) they did not receive necessary authorization for tax-exempt treatment from state or local government authorities, (b) they exceed certain regulatory limitations on the cost of issuance for tax-exempt financing or (c) they finance public or private activities that do not qualify for the federal income tax exemption. These non-qualifying activities might include, for example, certain types of multi-family housing, certain professional and local sports facilities, refinancing of certain municipal debt, and borrowing to replenish a municipality's underfunded pension plan.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with municipal obligations include: Credit Risk, Event Risk, Inflation Risk, Interest Rate Risk, Legal/Legislative Risk, and Market Risk.

Preferred Stock

Preferred stock is a type of stock that pays dividends at a specified rate and that has preference over common stock in the payment of dividends and the liquidation of assets. Preferred stock does not ordinarily carry voting rights.

The price of a preferred stock is generally determined by earnings, type of products or services, projected growth rates, experience of management, liquidity, and general market conditions of the markets on which the stock trades.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with preferred stock include: Issuer Risk, Management Risk, and Market Risk.

Real Estate Investment Trusts

Real estate investment trusts (REITs) are entities that manage a portfolio of real estate to earn profits for their shareholders. REITs can make investments in real estate such as shopping centers, nursing homes, office buildings, apartment complexes, and hotels. REITs can be subject to extreme volatility due to fluctuations in the demand for real estate, changes in interest rates, and adverse economic conditions. Additionally, the failure of a REIT to continue to qualify as a REIT for tax purposes can materially affect its value.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with REITs include: Issuer Risk, Management Risk, and Market Risk.

Repurchase Agreements

The Fund may enter into repurchase agreements with certain banks or non-bank dealers. In a repurchase agreement, the Fund buys a security at one price, and at the time of sale, the seller agrees to repurchase the obligation at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thereby determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. Repurchase agreements could involve certain risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with repurchase agreements include: Credit Risk and Management Risk.

Reverse Repurchase Agreements

In a reverse repurchase agreement, the investor would sell a security and enter into an agreement to repurchase the security at a specified future date and price. The investor generally retains the right to interest and principal payments on the security. Since the investor receives cash upon entering into a reverse repurchase agreement, it may be considered a borrowing. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with reverse repurchase agreements include: Credit Risk, Interest Rate Risk, and Management Risk.

--------------------------------------------------------------------------------
40   --   AMERICAN EXPRESS(R) VARIABLE PORTFOLIO FUNDS

Short Sales

With short sales, an investor sells a security that it does not own in anticipation of a decline in the market value of the security. To complete the transaction, the investor must borrow the security to make delivery to the buyer. The investor is obligated to replace the security that was borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the investor sold the security. A fund that is allowed to utilize short sales will designate cash or liquid securities to cover its open short positions. Those funds also may engage in "short sales against the box," a form of short-selling that involves selling a security that an investor owns (or has an unconditioned right to purchase) for delivery at a specified date in the future. This technique allows an investor to hedge protectively against anticipated declines in the market of its securities. If the value of the securities sold short increased between the date of the short sale and the date on which the borrowed security is replaced, the investor loses the opportunity to participate in the gain. A "short sale against the box" will result in a constructive sale of appreciated securities thereby generating capital gains to the Fund.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with short sales include: Management Risk and Market Risk.

Sovereign Debt

A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by a variety of factors, including its cash flow situation, the extent of its reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward international lenders, and the political constraints to which a sovereign debtor may be subject. (See also Foreign Securities.) With respect to sovereign debt of emerging market issuers, investors should be aware that certain emerging market countries are among the largest debtors to commercial banks and foreign governments. At times, certain emerging market countries have declared moratoria on the payment of principal and interest on external debt.

Certain emerging market countries have experienced difficulty in servicing their sovereign debt on a timely basis that led to defaults and the restructuring of certain indebtedness.

Sovereign debt includes Brady Bonds, which are securities issued under the framework of the Brady Plan, an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with sovereign debt include: Credit Risk, Foreign/Emerging Markets Risk, and Management Risk.

Structured Products

Structured products are over-the-counter financial instruments created specifically to meet the needs of one or a small number of investors. The instrument may consist of a warrant, an option, or a forward contract embedded in a note or any of a wide variety of debt, equity, and/or currency combinations. Risks of structured products include the inability to close such instruments, rapid changes in the market, and defaults by other parties. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with structured products include: Credit Risk, Liquidity Risk, and Management Risk.

Swap Agreements

Swap agreements obligate one party to make payments to the other party based on the change in the market value of an index or other asset. In return, the other party agrees to make payments to the first party based on the return of another index or asset. Swap agreements entail the risk that a party will default on its payment obligations.

Interest Rate Swaps. Interest rate swap agreements are used to obtain or preserve a desired return or spread at a lower cost than through a direct investment in an instrument that yields the desired return or spread. Swaps also may protect against changes in the price of securities that an investor anticipates buying or selling at a later date. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to several years. In a standard interest rate swap transaction, two parties agree to exchange their respective commitments to pay fixed or floating rates on a predetermined notional amount. The swap agreement notional amount is the predetermined basis for calculating the obligations that the swap counterparties have agreed to exchange. Under most swap agreements, the obligations of the parties are exchanged on a net basis. The two payment streams are netted out, with each party receiving or paying, as the case may be, only the net amount of the two payments.

Swap agreements are usually entered into at a zero net market value of the swap agreement commitments. The market values of the underlying commitments will change over time resulting in one of the commitments being worth more than the other and the net market value creating a risk exposure for one counterparty to the other.

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41   --   AMERICAN EXPRESS(R) VARIABLE PORTFOLIO FUNDS

Swap agreements may include embedded interest rate caps, floor and collars. In interest rate cap transactions, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or cap. Interest rate floor transactions require one party, in exchange for a premium to agree to make payments to the other to the extent that interest rates fall below a specified level, or floor. In interest rate collar transactions, one party sells a cap and purchases a floor, or vice versa, in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels or collar amounts.

Swap agreements are traded in the over-the-counter market and may be considered to be illiquid. The Fund will enter into interest rate swap agreements only if the claims-paying ability of the other party or its guarantor is considered to be investment grade by the Advisor. Generally, the unsecured senior debt or the claims-paying ability of the other party or its guarantor must be rated in one of the three highest rating categories of at least one NRSRO at the time of entering into the transaction. If there is a default by the other party to such a transaction, the Fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction. In certain circumstances, the Fund may seek to minimize counterparty risk by requiring the counterparty to post collateral.

Currency Swaps. Currency swaps are similar to interest rate swaps, except that they involve currencies instead of interest rates.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with swaps include: Liquidity Risk, Credit Risk and Correlation Risk.

Variable- or Floating-Rate Securities

The Fund may invest in securities that offer a variable- or floating-rate of interest. Variable-rate securities provide for automatic establishment of a new interest rate at fixed intervals (e.g., daily, monthly, semiannually, etc.). Floating-rate securities generally provide for automatic adjustment of the interest rate whenever some specified interest rate index changes.

Variable- or floating-rate securities frequently include a demand feature enabling the holder to sell the securities to the issuer at par. In many cases, the demand feature can be exercised at any time. Some securities that do not have variable or floating interest rates may be accompanied by puts producing similar results and price characteristics.

Variable-rate demand notes include master demand notes that are obligations that permit the Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded. There generally is not an established secondary market for these obligations. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and may involve heightened risk of default by the issuer.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with variable- or floating-rate securities include:
Credit Risk and Management Risk.

Warrants

Warrants are securities giving the holder the right, but not the obligation, to buy the stock of an issuer at a given price (generally higher than the value of the stock at the time of issuance) during a specified period or perpetually. Warrants may be acquired separately or in connection with the acquisition of securities. Warrants do not carry with them the right to dividends or voting rights and they do not represent any rights in the assets of the issuer. Warrants may be considered to have more speculative characteristics than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with warrants include: Management Risk and Market Risk.

When-Issued Securities and Forward Commitments

When-issued securities and forward commitments involve a commitment to purchase or sell specific securities at a predetermined price or yield in which payment and delivery take place after the customary settlement period for that type of security. Normally, the settlement date occurs within 45 days of the purchase although in some cases settlement may take longer. The investor does not pay for the securities or receive dividends or interest on them until the contractual settlement date. Such instruments involve the risk of loss if the value of the security to be purchased declines prior to the settlement date and the risk that the security will not be issued as anticipated. If the security is not issued as anticipated, the Fund may lose the opportunity to obtain a price and yield considered to be advantageous.

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42   --   AMERICAN EXPRESS(R) VARIABLE PORTFOLIO FUNDS

Although one or more of the other risks described in this SAI may apply, the largest risks associated with when-issued securities and forward commitments include: Credit Risk and Management Risk.

Zero-Coupon, Step-Coupon, and Pay-in-Kind Securities

These securities are debt obligations that do not make regular cash interest payments (see also Debt Obligations). Zero-coupon and step-coupon securities are sold at a deep discount to their face value because they do not pay interest until maturity. Pay-in-kind securities pay interest through the issuance of additional securities. Because these securities do not pay current cash income, the price of these securities can be extremely volatile when interest rates fluctuate. See the appendix for a discussion of securities ratings.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with zero-coupon, step-coupon, and pay-in-kind securities include: Credit Risk, Interest Rate Risk, and Management Risk.

The Fund cannot issue senior securities but this does not prohibit certain investment activities for which assets of the Fund are set aside, or margin, collateral or escrow arrangements are established, to cover the related obligations. Examples of those activities include borrowing money, delayed-delivery and when-issued securities transactions, and contracts to buy or sell options, derivatives, and hedging instruments.

Security Transactions

Subject to policies set by the board, AEFC is authorized to determine, consistent with the Fund's investment goal and policies, which securities will be purchased, held, or sold. The description of policies and procedures in this section also applies to any Fund subadviser. In determining where the buy and sell orders are to be placed, AEFC has been directed to use its best efforts to obtain the best available price and the most favorable execution except where otherwise authorized by the board. In selecting broker-dealers to execute transactions, AEFC may consider the price of the security, including commission or mark-up, the size and difficulty of the order, the reliability, integrity, financial soundness, and general operation and execution capabilities of the broker, the broker's expertise in particular markets, and research services provided by the broker.

The Fund, AEFC and any subadviser each have a strict Code of Ethics that prohibits affiliated personnel from engaging in personal investment activities that compete with or attempt to take advantage of planned portfolio transactions for the Fund.

The Fund's securities may be traded on a principal rather than an agency basis. In other words, AEFC will trade directly with the issuer or with a dealer who buys or sells for its own account, rather than acting on behalf of another client. AEFC does not pay the dealer commissions. Instead, the dealer's profit, if any, is the difference, or spread, between the dealer's purchase and sale price for the security.

On occasion, it may be desirable to compensate a broker for research services or for brokerage services by paying a commission that might not otherwise be charged or a commission in excess of the amount another broker might charge. The board has adopted a policy authorizing AEFC to do so to the extent authorized by law, if AEFC determines, in good faith, that such commission is reasonable in relation to the value of the brokerage or research services provided by a broker or dealer, viewed either in the light of that transaction or AEFC's overall responsibilities with respect to the Fund and other funds for which it acts as investment manager.

Research provided by brokers supplements AEFC's own research activities. Such services include economic data on, and analysis of, U.S. and foreign economies; information on specific industries; information about specific companies, including earnings estimates; purchase recommendations for stocks and bonds; portfolio strategy services; political, economic, business, and industry trend assessments; historical statistical information; market data services providing information on specific issues and prices; and technical analysis of various aspects of the securities markets, including technical charts. Research services may take the form of written reports, computer software, or personal contact by telephone or at seminars or other meetings. AEFC has obtained, and in the future may obtain, computer hardware from brokers, including but not limited to personal computers that will be used exclusively for investment decision-making purposes, which include the research, portfolio management, and trading functions and other services to the extent permitted under an interpretation by the SEC.

When paying a commission that might not otherwise be charged or a commission in excess of the amount another broker might charge, AEFC must follow procedures authorized by the board. To date, three procedures have been authorized. One procedure permits AEFC to direct an order to buy or sell a security traded on a national securities exchange to a specific broker for research services it has provided. The second procedure permits AEFC, in order to obtain research, to direct an order on an agency basis to buy or sell a security traded in the over-the-counter market to a firm that does not make a market in that security. The commission paid generally includes compensation for research services. The third procedure permits AEFC, in order to obtain research and brokerage services, to cause the Fund to pay a commission in excess of the amount another broker might have charged. AEFC has advised the Fund that it is necessary to do business with a number of brokerage firms on a continuing basis to obtain such services as the handling of large orders, the willingness of a broker to risk its own money by taking a position in a security, and the specialized handling of a particular group of securities that only certain brokers may be able to offer. As a result of this

--------------------------------------------------------------------------------
43   --   AMERICAN EXPRESS(R) VARIABLE PORTFOLIO FUNDS
arrangement, some portfolio transactions may not be effected at the lowest commission, but AEFC believes it may obtain better overall execution. AEFC has represented that under all three procedures the amount of commission paid will be reasonable and competitive in relation to the value of the brokerage services performed or research provided.

All other transactions will be placed on the basis of obtaining the best available price and the most favorable execution. In so doing, if in the professional opinion of the person responsible for selecting the broker or dealer, several firms can execute the transaction on the same basis, consideration will be given by such person to those firms offering research services. Such services may be used by AEFC in providing advice to all American Express mutual funds even though it is not possible to relate the benefits to any particular fund.

Each investment decision made for the Fund is made independently from any decision made for another portfolio, fund, or other account advised by AEFC or any of its subsidiaries. When the Fund buys or sells the same security as another portfolio, fund, or account, AEFC carries out the purchase or sale in a way the Fund agrees in advance is fair. Although sharing in large transactions may adversely affect the price or volume purchased or sold by the Fund, the Fund hopes to gain an overall advantage in execution. On occasion, the Fund may purchase and sell a security simultaneously in order to profit from short-term price disparities.

On a periodic basis, AEFC makes a comprehensive review of the broker-dealers and the overall reasonableness of their commissions. The review evaluates execution, operational efficiency, and research services.

For fiscal periods noted below, each Fund paid the following total brokerage commissions. Substantially all firms through whom transactions were executed provide research services.

                                 Aug. 31, 2003  Aug. 31, 2002    Aug. 31, 2001
Blue Chip Advantage(a)            $   67,156     $   158,806    $   178,230
Capital Resource                   8,716,167      13,343,582      5,590,232
Cash Management                            0               0              0
Diversified Bond                     160,924          61,521         52,128
Diversified Equity Income            404,266         381,450        111,989
Emerging Markets                     140,367         107,623         56,106
Equity Select(a)                      87,081          46,825          6,092
Global Bond                           10,757           3,702            100
Growth                             1,602,857       1,163,758        132,591
High Yield Bond                            0          12,860          4,625
International                      3,486,330       6,517,960     17,900,237
Managed                            4,515,096       7,825,511      3,759,560
New Dimensions                     2,120,523       2,566,663      2,590,090
Partners Small Cap Value(b)          473,123         176,588              0
S&P 500 Index                         24,385          34,961         28,807
Short Duration U.S. Government        64,310          23,568          1,580
Small Cap Advantage                  569,268         345,489        140,344
Stock(c)                              10,415           5,225          1,179
Strategy Aggressive                1,046,957       6,317,283      5,402,114

(a) For the period from May 1, 2001 (date the Fund became available) to Aug. 31, 2001.

(b) For the period from Aug. 14, 2001 (date the Fund became available) to Aug. 31, 2001.

(c) For the period from Aug. 13, 2001 (date the Fund became available) to Aug. 31, 2001.

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44   --   AMERICAN EXPRESS(R) VARIABLE PORTFOLIO FUNDS

In fiscal period 2003, the following transactions and commissions were specifically directed to firms in exchange for research services:

                                       Transactions of shares      Commissions

Blue Chip Advantage                        $         --             $     --
Capital Resource                            128,245,931              204,639
Cash Management                                      --                   --
Diversified Bond                                     --                   --
Diversified Equity Income                     1,424,345                6,000
Emerging Markets                                     --                   --
Equity Select                                        --                   --
Global Bond                                          --                   --
Growth                                        9,291,539               19,831
High Yield Bond                                      --                   --
International                                        --                   --
Managed                                      53,778,929              114,022
New Dimensions                                       --                   --
Partners Small Cap Value                     51,078,364               50,288
S&P 500 Index                                        --                   --
Short Duration U.S. Government                       --                   --
Small Cap Advantage                           3,051,574               11,396
Stock                                                --                   --
Strategy Aggressive                                  --                   --

As of the end of the most recent fiscal year, Emerging Markets, Growth, International and Strategy Aggressive held no securities of its regular brokers or dealers or of the parent of those brokers or dealers that derived more than 15% of gross revenue from securities-related activities.

As of the end of the most recent fiscal year, each Fund held securities of its regular brokers or dealers of the parent of those brokers or dealers that derived more than 15% of gross revenue from securities-related activities as presented below:

                                                                        Value of securities
Fund                         Name of Issuer                        owned at end of fiscal period
Blue Chip Advantage          Bear Stearns Companies                       $   171,451
                             Citigroup                                      1,653,803
                             E*TRADE Group                                     91,377
                             FleetBoston Financial                            359,519
                             J.P. Morgan Chase                                845,234
                             Lehman Brothers Holdings                         170,898
                             Morgan Stanley                                   358,607
Capital Resource             Citigroup                                     76,729,500
                             FleetBoston Financial                          6,858,962
                             Fleet Funding                                  7,870,905
                             J.P. Morgan Chase                              9,502,894
                             Merrill Lynch                                  7,486,176
                             Morgan Stanley                                12,597,578
Cash Management              Credit Suisse First Boston NY Yankee          23,000,000
                             Fleet Funding                                 24,060,355
                             Goldman Sachs Group                           20,248,272
                             Lehman Brothers Holdings                       7,500,000
                             Merrill Lynch                                  5,000,000

--------------------------------------------------------------------------------
45   --   AMERICAN EXPRESS(R) VARIABLE PORTFOLIO FUNDS

                                                                             Value of securities
Fund                         Name of Issuer                              owned at end of fiscal period
Diversified Bond Fund        Bear Stearns Commercial Mtge Securities            $ 4,244,470
                             Chase Manhattan Bank - First Union Natl              8,102,993
                             Citigroup                                           30,871,195
                             Credit Suisse First Boston USA                       3,033,629
                             Fleet Funding                                       14,934,274
                             Goldman Sachs Group                                  5,793,659
                             LaBranche                                              817,500
                             Lehman Brothers Holdings                             4,683,506
                             Merrill Lynch                                        3,147,792
                             Morgan Stanley                                      13,069,559
                             Morgan Stanley Capital 1                            11,676,391
                             Morgan Stanley, Dean Witter Capital 1                5,529,653
Diversified Equity Income    Citigroup                                            8,863,384
                             Credit Suisse First Boston                           1,797,191
                             FleetBoston Financial                                2,742,194
                             Lehman Brothers Holdings                             1,868,244
                             J.P. Morgan Chase                                    1,807,500
                             Merrill Lynch                                        4,366,936
                             Morgan Stanley                                       4,506,635
Equity Select                Legg Mason                                           3,734,083
Global Bond                  Bear Stearns Commercial Mtge Securities                385,861
                             Citigroup                                           13,998,289
                             Goldman Sachs Group                                    561,658
                             J.P. Morgan Chase                                      332,158
                             LaBranche                                              190,750
                             Lehman Brothers Holdings                               290,901
                             Morgan Stanley, Dean Witter                          1,264,685
High Yield Bond              LaBranche                                            5,319,200
Managed                      Bear Stearns Commercial Mtge Securities              3,168,883
                             Chase Manhattan Bank - First Union Natl              1,997,217
                             Citigroup                                           91,300,199
                             Citigroup Global Markets Holdings                   18,690,905
                             Credit Suisse First Boston USA                       1,355,451
                             FleetBoston Financial                               14,007,906
                             Goldman Sachs Group                                  2,673,739
                             J.P. Morgan Chase                                   24,706,840
                             LaBranche                                              163,500
                             Lehman Brothers Holdings                             2,230,241
                             Merrill Lynch                                       20,387,863
                             Morgan Stanley                                      19,759,950
                             Morgan Stanley Capital 1                             5,206,513
                             Morgan Stanley, Dean Witter Capital 1                1,093,568
                             PNC Financial Services Group                        11,090,800
New Dimensions               Citigroup                                           98,661,696
                             Credit Suisse First Boston                           8,586,579
                             Morgan Stanley                                      22,159,442

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46   --   AMERICAN EXPRESS(R) VARIABLE PORTFOLIO FUNDS

                                                                        Value of securities
Fund                               Name of Issuer                  owned at end of fiscal period
Partners Small Cap Value           Affiliated Managers Group               $  285,031
                                   Citigroup                                6,699,181
                                   E*TRADE Group                              382,122
                                   Instinet Group                             747,225
                                   Morgan Stanley                           4,099,499
                                   Westwood Holdings Group                    422,497
S&P 500 Index                      American Express                         1,057,954
                                   Bear Stearns Companies                     125,404
                                   Citigroup                                4,039,830
                                   FleetBoston Financial                      563,394
                                   Franklin Resources                         198,026
                                   Goldman Sachs Group                        752,607
                                   Lehman Brothers Holdings                   288,489
                                   J.P. Morgan Chase                        1,258,166
                                   Merrill Lynch                              906,032
                                   Morgan Stanley                             960,529
                                   PNC Financial Services Group               243,902
                                   Schwab (Charles)                           265,484
Short Duration U.S. Government     Fleet Funding                              499,491
Small Cap Advantage                Affiliated Managers Group                  372,900
                                   Jefferies Group                            261,360
Stock                              Citigroup                                  288,105

The Fund's portfolio turnover rate indicates changes in its portfolio of securities and will vary from year to year. The Fund may experience relatively higher portfolio turnover than normal during a period of rapid asset growth if smaller positions acquired in connection with portfolio diversification requirements are replaced by larger positions. Relatively greater portfolio turnover often occurs in the early years of a fund's operation since it is more difficult for new funds to establish meaningful portfolio positions as quickly and efficiently as a more seasoned fund.

The portfolio turnover rates for the two most recent fiscal years were as follows:

                                             Aug. 31, 2003       Aug. 31, 2002
Blue Chip Advantage                               87%                  143%
Capital Resource                                 115                   146
Diversified Bond                                 251                   167
Diversified Equity Income                         39                    35
Emerging Markets                                 191                   215
Equity Select                                     19                    20
Global Bond                                      102                    46
Growth                                           199                   272
High Yield Bond                                  141                   135
International                                    102                   140
Managed                                          119                   103
New Dimensions                                    23                    27
Partners Small Cap Value                          87                    12
S&P 500 Index                                      5                    72
Short Duration U.S. Government                   179                   292
Small Cap Advantage                              124                   156
Stock                                             76                    93
Strategy Aggressive                               27                   180

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47   --   AMERICAN EXPRESS(R) VARIABLE PORTFOLIO FUNDS

Brokerage Commissions Paid to Brokers Affiliated with American Express Financial Corporation

Affiliates of American Express Company (of which AEFC is a wholly-owned indirect subsidiary) may engage in brokerage and other securities transactions on behalf of the Fund according to procedures adopted by the board and to the extent consistent with applicable provisions of the federal securities laws. Subject to approval by the board, the same conditions apply to transactions with broker-dealer affiliates of any subadviser. AEFC will use an American Express affiliate only if (i) AEFC determines that the Fund will receive prices and executions at least as favorable as those offered by qualified independent brokers performing similar brokerage and other services for the Fund and (ii) the affiliate charges the Fund commission rates consistent with those the affiliate charges comparable unaffiliated customers in similar transactions and if such use is consistent with terms of the Investment Management Services Agreement.

Information about brokerage commissions paid by the Fund for the last three fiscal periods to brokers affiliated with the Advisor is contained in the following table:

As of the end of fiscal period                                         2003                             2002              2001
                                                                                  Percent of
                                                                               aggregate dollar
                                                                                   amount of
                                                  Aggregate dollar  Percent of   transactions     Aggregate dollar  Aggregate dollar
                                                      amount of      aggregate     involving          amount of         amount of
                                   Nature of         commissions     brokerage    payment of         commissions       commissions
Fund                   Broker     affiliation      paid to broker   commissions   commissions      paid to broker    paid to broker
Blue Chip Advantage      (a)          (b)             $  1,274(c)       1.90%         2.39%           $      0          $      0

Capital Resource         (a)          (b)               23,751(c)       0.27          0.56             517,419           603,162

Diversified
   Equity Income         (a)          (b)                9,635(c)       2.38          2.60               9,892                 0

Growth                   (a)          (b)               31,108(c)       1.94          3.74              19,139               441

Managed                  (a)          (b)              172,596(c)       3.82          5.87             296,208           186,633

New Dimensions           (a)          (b)               32,412(c)       1.53          2.98              62,631            29,262

Partners             M.S. Whitman  Affiliate of         74,790(c)      15.81         10.42              12,636                 0
   Small Cap Value                 the subadviser

Small Cap Advantage      (a)          (b)                   57(c)       0.01          0.02                 380                 0

Strategy Aggressive      (a)          (b)               18,428(c)       1.76          3.41              45,360           146,170

(a) American Enterprise Investment Services Inc.

(b) Wholly-owned subsidiary of the adviser.

(c) Represents brokerage clearing fees.

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48   --   AMERICAN EXPRESS(R) VARIABLE PORTFOLIO FUNDS

Performance Information

The Fund may quote various performance figures to illustrate past performance. Average annual total return and current yield quotations, if applicable, used by the Fund are based on standardized methods of computing performance as required by the SEC. An explanation of the methods used by the Fund to compute performance follows below.

The Fund's average annual total returns for the one-, five-, and ten-year periods, or since inception, as applicable, ended Aug. 31, 2003, are set forth below:

Fund                                                1 year             5 years            10 years          Since inception
AXP VP - Blue Chip Advantage Fund                    +9.60%              N/A                  N/A               -6.99%(a)
AXP VP - Capital Resource Fund                      +10.16%            +0.09%               +5.44%                 N/A
AXP VP - Cash Management Fund                        +0.72%            +3.48%               +4.12%                 N/A
AXP VP - Diversified Bond Fund                       +4.50%            +4.94%               +5.59%                 N/A
AXP VP - Diversified Equity Income Fund             +17.00%              N/A                  N/A               +1.20%(a)
AXP VP - Emerging Markets Fund                      +20.25%              N/A                  N/A               -5.53%(b)
AXP VP - Equity Select Fund                         +18.20%              N/A                  N/A               -0.74%(c)
AXP VP - Global Bond Fund                            +9.56%            +4.93%                 N/A               +5.08%(d)
AXP VP - Growth Fund                                 +9.29%              N/A                  N/A              -13.52%(a)
AXP VP - High Yield Bond Fund                       +18.81%            +1.31%                 N/A               +3.11%(d)
AXP VP - International Fund                          +3.48%            -4.98%               +0.87%                 N/A
AXP VP - Managed Fund                                +9.40%            +2.74%               +6.48%                 N/A
AXP VP - New Dimensions Fund                        +10.11%            +3.63%                 N/A               +6.76%(d)
AXP VP - Partners Small Cap Value Fund              +20.24%              N/A                  N/A               +6.77%(e)
AXP VP - S&P 500 Index Fund                         +11.51%              N/A                  N/A               -9.86%(b)
AXP VP - Short Duration U.S. Government Fund         +2.06%              N/A                  N/A               +5.39%(a)
AXP VP - Small Cap Advantage Fund                   +27.96%              N/A                  N/A               +4.38%(a)
AXP VP - Stock Fund                                  +6.65%              N/A                  N/A               -6.35%(f)
AXP VP - Strategy Aggressive Fund                   +22.16%            -0.43%               +3.10%                 N/A

(a) Inception date was Sept. 15, 1999.

(b) Inception date was May 1, 2000.

(c) Inception date was May 1, 2001.

(d) Inception date was May 1, 1996.

(e) Inception date was Aug. 14, 2001.

(f) Inception date was Aug. 13, 2001.

For purposes of this calculation, information about each Fund assumes the deduction of applicable Fund expenses and makes no adjustments for taxes that may have been paid on the reinvested income and capital gains. The returns do not reflect the expenses that apply to the subaccounts or the contracts. Inclusion of these charges would reduce total return for all periods shown.

We have not provided this information for AXP VP - Core Bond Fund, AXP VP - Large Cap Value Fund and AXP VP - Partners Select Value Fund because they are new and do not have history.

AVERAGE ANNUAL TOTAL RETURN

The Fund may calculate average annual total return for certain periods by finding the average annual compounded rates of return over the period that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                        P(1 + T)(to the power of n) = ERV

where:                  P = a hypothetical initial payment of $1,000

                        T = average annual total return

                        n = number of years

                      ERV = ending redeemable value of a hypothetical $1,000
                            payment, made at the beginning of a period, at the end of the period (or fractional portion thereof)

--------------------------------------------------------------------------------
49   --   AMERICAN EXPRESS(R) VARIABLE PORTFOLIO FUNDS

AGGREGATE TOTAL RETURN

The Fund may calculate aggregate total return for certain periods representing the cumulative change in the value of an investment in a fund over a specified period of time according to the following formula:

                                     ERV - P
                                  -------------
                                        P

where:                  P = a hypothetical initial payment of $1,000

                      ERV = ending redeemable value of a hypothetical $1,000
                            payment, made at the beginning of a period, at the end of the period (or fractional portion thereof)

The total return of the S&P 500 Index is calculated by several sources. Blue Chip Advantage will use the total return as calculated by Standard & Poor's Corporation (S&P) to measure the U.S. stock market. The total return is calculated by adding dividend income to price appreciation. Total return on the S&P 500 Index is determined by reinvesting cash dividends paid on stocks on the ex-dividend date -- that is, the date on or after which a sale of stock does not carry with it the right to a dividend already declared. S&P also makes adjustments for special dividends, such as stock dividends. The percentage changes for the indexes other than the S&P 500 Index reflect reinvestment of all distributions on a quarterly basis and changes in market prices. The percentage changes for all the indexes exclude brokerage commissions or other fees. By comparison, the Fund will incur such fees and other expenses.

ANNUALIZED YIELD

Diversified Bond, Diversified Equity Income, Global Bond, High Yield Bond and Short Duration U.S. Government may calculate an annualized yield by dividing the net investment income per share deemed earned during a 30-day period by the net asset value per share on the last day of the period and annualizing the results.

Yield is calculated according to the following formula:

                  Yield = 2[(a - b + 1)(to the power of 6) - 1]
                             -----
                              cd

where:                  a = dividends and interest earned during the period

                        b = expenses accrued for the period (net of
                            reimbursements)

                        c = the average daily number of shares outstanding
                            during the period that were entitled to receive dividends

                        d = the maximum offering price per share on the last day
                            of the period

Diversified Bond's annualized yield was 3.45%, Diversified Equity Income's was 4.86%, Global Bond's was 2.35%, High Yield Bond's was 8.00% and Short Duration U.S. Government's was 1.85% for the 30-day period ended Aug. 30, 2003.

The Fund's yield, calculated as described above according to the formula prescribed by the SEC, is a hypothetical return based on market value yield to maturity for the Fund's securities. It is not necessarily indicative of the amount which was or may be paid to the Fund's shareholders. Actual amounts paid to Fund's shareholders are reflected in the distribution yield.

DISTRIBUTION YIELD

Distribution yield is calculated according to the following formula:

                                   D  x  F = DY
                                  ---   ---
                                  NAV    30

where:                  D = sum of dividends for 30 day period

                      NAV = beginning of period net asset value

                        F = annualizing factor

                       DY = distribution yield

Diversified Bond's distribution yield was 3.48%, Diversified Equity Income's was 4.96%, Global Bond's was 2.35%, High Yield Bond's was 8.05% and Short Duration U.S. Government's was 1.87% for the 30-day period ended Aug. 30, 2003.

Cash Management calculates annualized simple and compound yields based on a seven-day period.

The simple yield is calculated by determining the net change in the value of a hypothetical account having a balance of one share at the beginning of the seven-day period, dividing the net change in account value by the value of the account at the beginning of the period to obtain the return for the period, and multiplying that return by 365/7 to obtain an annualized figure. The value of the hypothetical account includes the amount of any declared dividends, the value of any shares purchased with any dividend paid during the period and any dividends declared for such shares. The Fund's yield does not include any realized or unrealized gains or losses.

--------------------------------------------------------------------------------
50   --   AMERICAN EXPRESS(R) VARIABLE PORTFOLIO FUNDS

The Fund calculates its compound yield according to the following formula:

 Compound Yield = [(return for seven day period + 1)(to the power of 365/7)] - 1

Cash Management's simple annualized yield was 0.16% and its compound yield was 0.16% for the seven days ended Aug 30, 2003, the last business day of the Fund's fiscal year.

Yield, or rate of return, on Cash Management shares may fluctuate daily and does not provide a basis for determining future yields. However, it may be used as one element in assessing how the Fund is meeting its goal. When comparing an investment in the Fund with savings accounts and similar investment alternatives, you must consider that such alternatives often provide an agreed to or guaranteed fixed yield for a stated period of time, whereas the Fund's yield fluctuates. In comparing the yield of one money market fund to another, you should consider the Fund's investment policies, including the types of investments permitted.

In its sales material and other communications, the Fund may quote, compare or refer to rankings, yields, or returns as published by independent statistical services or publishers and publications such as The Bank Rate Monitor National Index, Barron's, Business Week, CDA Technologies, Financial Services Week, Financial Times, Financial World, Forbes, Fortune, Global Investor, iMoneyNet Money Market Fund Report, Institutional Investor, Investor's Business Daily, Kiplinger's Personal Finance, Lipper Analytical Services, Money, Morningstar, Mutual Fund Forecaster, Newsweek, The New York Times, Personal Investor, Shearson Lehman Aggregate Bond Index, Stanger Report, Sylvia Porter's Personal Finance, USA Today, U.S. News and World Report, The Wall Street Journal, and Wiesenberger Investment Companies Service. The Fund also may compare its performance to a wide variety of indexes or averages. There are similarities and differences between the investments that the Fund may purchase and the investments measured by the indexes or averages and the composition of the indexes or averages will differ from that of the Fund.

Ibbotson Associates provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the CPI) and combinations of various capital markets. The performance of these capital markets is based on the returns of different indexes. The Fund may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios.

The Fund may quote various measures of volatility in advertising. Measures of volatility seek to compare a fund's historical share price fluctuations or returns to those of a benchmark.

The Distributor may provide information designed to help individuals understand their investment goals and explore various financial strategies. Materials may include discussions of asset allocation, retirement investing, brokerage products and services, model portfolios, saving for college or other goals, and charitable giving.

--------------------------------------------------------------------------------
51   --   AMERICAN EXPRESS(R) VARIABLE PORTFOLIO FUNDS

Valuing Fund Shares

As of the end of the most recent fiscal year, the computation looked like this:

Fund                                  Net assets                   Shares outstanding                  Net asset value of one share
Blue Chip Advantage                 $   65,939,419    divided by         9,238,072     equals                   $ 7.14
Capital Resource                     1,981,504,252                     109,831,455                               18.04
Cash Management                        868,014,549                     868,326,214                                1.00
Diversified Bond                     1,764,884,748                     169,697,198                               10.40
Diversified Equity Income              370,119,515                      38,372,962                                9.65
Emerging Markets                        16,271,602                       1,928,808                                8.44
Equity Select                          170,349,301                      16,878,982                               10.09
Global Bond                            312,392,472                      30,047,216                               10.40
Growth                                 223,154,450                      40,958,790                                5.45
High Yield Bond                        842,702,702                     135,475,929                                6.22
International                          738,303,698                     102,743,484                                7.19
Managed                              2,416,455,248                     185,819,642                               13.00
New Dimensions                       3,114,809,827                     217,925,584                               14.29
Partners Small Cap Value               133,827,798                      11,748,041                               11.39
S&P 500 Index                          171,304,239                      24,909,775                                6.88
Short Duration U.S. Government         478,929,159                      45,779,285                               10.46
Small Cap Advantage                    101,575,981                       9,032,273                               11.25
Stock                                   11,525,299                       1,358,620                                8.48
Strategy Aggressive                    968,682,381                     138,589,728                                6.99

--------------------------------------------------------------------------------
52   --   AMERICAN EXPRESS(R) VARIABLE PORTFOLIO FUNDS

In determining net assets before shareholder transactions, the Fund's securities are valued as follows as of the close of business of the New York Stock Exchange (the Exchange):

o Securities traded on a securities exchange for which a last-quoted sales price is readily available are valued at the last-quoted sales price on the exchange where such security is primarily traded.

o Securities traded on a securities exchange for which a last-quoted sales price is not readily available are valued at the mean of the closing bid and asked prices, looking first to the bid and asked prices on the exchange where the security is primarily traded and, if none exist, to the over-the-counter market.

o Securities included in the NASDAQ National Market System are valued at the last-quoted sales price in this market.

o Securities included in the NASDAQ National Market System for which a last-quoted sales price is not readily available, and other securities traded over-the-counter but not included in the NASDAQ National Market System are valued at the mean of the closing bid and asked prices.

o Futures and options traded on major exchanges are valued at the last-quoted sales price on their primary exchange.

o Foreign securities traded outside the United States are generally valued as of the time their trading is complete, which is usually different from the close of the Exchange. Foreign securities quoted in foreign currencies are translated into U.S. dollars at the current rate of exchange.

o Occasionally, events affecting the value of securities occur between the time the primary market on which the securities are traded closes and the close of the Exchange. If events materially affect the value of securities, the securities will be valued at their fair value according to procedures decided upon in good faith by the board. This occurs most commonly with foreign securities, but may occur in other cases. The fair value of a security is different from the quoted or published price.

o Short-term securities maturing more than 60 days from the valuation date are valued at the readily available market price or approximate market value based on current interest rates. Short-term securities maturing in 60 days or less that originally had maturities of more than 60 days at acquisition date are valued at amortized cost using the market value on the 61st day before maturity. Short-term securities maturing in 60 days or less at acquisition date are valued at amortized cost. Amortized cost is an approximation of market value determined by systematically increasing the carrying value of a security if acquired at a discount, or reducing the carrying value if acquired at a premium, so that the carrying value is equal to maturity value on the maturity date.

o Securities without a readily available market price and other assets are valued at fair value as determined in good faith by the board. The board is responsible for selecting methods it believes provide fair value. When possible, bonds are valued by a pricing service independent from the Fund. If a valuation of a bond is not available from a pricing service, the bond will be valued by a dealer knowledgeable about the bond if such a dealer is available.

In accordance with Rule 2a-7 of the 1940 Act, all of the securities in Cash Management's portfolio are valued at amortized cost. The amortized cost method of valuation is an approximation of market value determined by systematically increasing the carrying value of a security if acquired at a discount, or reducing the carrying value if acquired at a premium, so that the carrying value is equal to maturity value on the maturity date. It does not take into consideration unrealized capital gains or losses.

The board has established procedures designed to stabilize the fund's price per share for purposes of sales and redemptions at $1, to the extent that it is reasonably possible to do so. These procedures include review of Cash Management's securities by the board, at intervals deemed appropriate by it, to determine whether Cash Management's net asset value per share computed by using available market quotations deviates from a share value of $1 as computed using the amortized cost method. The board must consider any deviation that appears and if it exceeds 0.5% it must determine what action, if any, needs to be taken. If the board determines a deviation exists that may result in a material dilution of the holdings of current shareholders or investors, or in other unfair consequences for such persons, it must undertake remedial action that it deems necessary and appropriate. Such action may include withholding dividends, calculating net asset value per share for purposes of sales and redemptions using available market quotations, making redemptions in kind, and selling securities before maturity in order to realize capital gains or losses or to shorten average portfolio maturity.

While the amortized cost method provides certainty and consistency in portfolio valuation, it may result in valuations of securities that are either somewhat higher or lower than the prices at which the securities could be sold. This means that during times of declining interest rates the yield on Cash Management's shares may be higher than if valuations of securities were made based on actual market prices and estimates of market prices. Accordingly, if using the amortized cost method were to result in a lower portfolio value, a prospective investor in Cash Management would be able to obtain a somewhat higher yield than he would get if portfolio valuation were based on actual market values. Existing shareholders, on the other hand, would receive a somewhat lower yield than they would otherwise receive. The opposite would happen during a period of rising interest rates.

--------------------------------------------------------------------------------
53   --   AMERICAN EXPRESS(R) VARIABLE PORTFOLIO FUNDS

Proxy Voting

GENERAL GUIDELINES

The Fund upholds a long tradition of sound and principled corporate governance. For approximately 30 years, the Board of Directors, which consists of a majority of independent directors, has voted proxies. General guidelines are:

o Corporate governance matters -- The board supports proxy proposals that require changes or encourage decisions that have been shown to add shareholder value over time and votes against proxy proposals that entrench management.

o Changes in capital structure -- The board votes for amendments to corporate documents that strengthen the financial condition of a business.

o Stock option plans and other management compensation issues -- The board expects thoughtful consideration to be given by a company's management to developing a balanced compensation structure providing competitive current income with long-term employee incentives directly tied to the interest of shareholders and votes against proxy proposals that dilute shareholder value excessively.

o Social and corporate policy issues -- The board believes that proxy proposals should address the business interests of the corporation.

Each proposal is viewed in light of the circumstances of the company submitting the proposal.

POLICY AND PROCEDURES

The policy of the board is to vote all proxies of the companies in which the Fund holds investments, ensuring there are no conflicts between interests of Fund shareholders and those of the Fund's investment manager, AEFC.

The recommendation of the management of a company as set out in the company's proxy statement is considered. In each instance in which the Fund votes against the recommendation, the board sends a letter to senior management of the company explaining the basis for its vote. This has permitted both the company's management and the Fund's board to gain better insight into issues presented by proxy proposals. In the case of foreign corporations, proxies of companies located in some countries may not be voted due to requirements of locking up the voting shares and when time constraints prohibit the processing of proxies.

From time to time a proxy proposal is presented that has not been previously considered by the board or that AEFC recommends be voted different from the votes cast for similar proposals. In making recommendations to the board about voting on a proposal, AEFC relies on its own investment personnel and information obtained from outside resources, including Institutional Shareholder Services (ISS). AEFC makes the recommendation in writing. The process established by the board to vote proxies requires that either board members or officers who are independent from AEFC consider the recommendation and decide how to vote the proxy proposal.

PROXY VOTING RECORD

The proxy voting record will be made available on a quarterly basis after the end of the quarter for all companies whose shareholders meetings were completed during the quarter. The information is on a website maintained by ISS and can be accessed through the American Express Company's web page, www.americanexpress.com beginning Jan. 1, 2004. For anyone seeking information on how the Fund voted all proxies during a year, the information can be obtained after Aug. 1, 2004 without cost:

o    On the ISS website www.americanexpress.com/funds

o On a web site maintained by the Securities and Exchange Commission, www.sec.gov

o    By calling the Fund's administrator, Board Services Corporation, collect at
     (612) 330-9283.

Selling Shares

The Fund will sell any shares presented by the shareholders (variable accounts or subaccounts) for sale. The policies on when or whether to buy or sell shares are described in your annuity or life insurance prospectus.

During an emergency the board can suspend the computation of net asset value, stop accepting payments for purchase of shares, or suspend the duty of the Fund to sell shares for more than seven days. Such emergency situations would occur if:

o The Exchange closes for reasons other than the usual weekend and holiday closings or trading on the Exchange is restricted, or

o Disposal of the Fund's securities is not reasonably practicable or it is not reasonably practicable for the Fund to determine the fair value of its net assets, or

o The SEC, under the provisions of the 1940 Act, declares a period of emergency to exist.

Should the Fund stop selling shares, the board may make a deduction from the value of the assets held by the Fund to cover the cost of future liquidations of the assets so as to distribute fairly these costs among all contract owners.

--------------------------------------------------------------------------------
54   --   AMERICAN EXPRESS(R) VARIABLE PORTFOLIO FUNDS

REJECTION OF BUSINESS

The Fund reserves the right to reject any business, in its sole discretion.

Capital Loss Carryover

For federal income tax purposes, Blue Chip Advantage, Capital Resource, Cash Management, Diversified Bond, Diversified Equity Income, Emerging Markets, Equity Select, Global Bond, Growth, High Yield Bond, International, Managed, New Dimensions, Partners Small Cap Value, S&P 500 Index, Small Cap Advantage, Stock and Strategy Aggressive had total capital loss carryovers of $33,756,009, $571,842,581, $3,091, $139,636,838, $21,848,621, $1,685,173, $929,452,
$5,792,969, $164,893,812, $300,351,153, $794,731,098, $149,722,831,
$512,441,380, $231,273, $2,590,558, $9,684,863, $764,578 and $1,346,618,303,
respectively, at the end of the most recent fiscal year, that if not offset by subsequent capital gains will expire as follows:

Fund                                     2007            2008           2009           2010            2011          2012
Blue Chip Advantage                   $         0    $    21,038    $  2,524,274   $ 15,873,670   $ 12,004,786   $ 3,332,241
Capital Resource                                0              0               0    139,602,999    360,984,907    71,254,675
Cash Management                                 0          3,091               0              0              0             0
Diversified Bond                       14,566,694     52,158,845      47,894,894      9,863,475     15,152,930             0
Diversified Equity Income                       0              0               0      1,220,814     17,487,401     3,140,406
Emerging Markets                                0              0         290,779      1,370,563              0        23,831
Equity Select                                   0              0               0              0        929,452             0
Global Bond                                     0      2,754,088       1,192,501      1,846,380              0             0
Growth                                          0          5,782       7,126,550     73,511,853     79,742,473     4,507,154
High Yield Bond                         6,538,287     30,163,085      40,154,779    100,694,093    106,316,240    16,484,669
International                                   0              0               0    619,510,271     90,583,080    84,637,747
Managed                                         0              0               0              0     66,384,445    83,338,386
New Dimensions                                  0              0               0    336,061,643    150,380,547    25,999,190
Partners Small Cap Value                        0              0               0              0              0       231,273
S&P 500 Index                                   0              0         220,844        330,144      2,039,570             0
Small Cap Advantage                             0              0       1,113,514      2,086,216      5,889,322       595,811
Stock                                           0              0           6,881         88,472        372,897       296,328
Strategy Aggressive                             0              0     124,275,882    869,472,336    310,534,170    42,335,915

It is unlikely that the board will authorize a distribution of any net realized capital gains until the available capital loss carryover has been offset or has expired except as required by Internal Revenue Service rules.

Taxes

The Fund may be subject to U.S. taxes resulting from holdings in a passive foreign investment company (PFIC). A foreign corporation is a PFIC when 75% or more of its gross income for the taxable year is passive income or 50% or more of the average value of its assets consists of assets that produce or could produce passive income.

Income earned by the Fund may have had foreign taxes imposed and withheld on it in foreign countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes.

Agreements

INVESTMENT MANAGEMENT SERVICES AGREEMENT

AEFC, a wholly-owned subsidiary of American Express Company, is the investment manager for the Fund. Under the Investment Management Services Agreement, AEFC, subject to the policies set by the board, provides investment management services.

For its services, AEFC is paid a fee monthly based on the following schedule. The fee is calculated for each calendar day on the basis of net assets as of the close of the preceding business day.

--------------------------------------------------------------------------------
55   --   AMERICAN EXPRESS(R) VARIABLE PORTFOLIO FUNDS

Blue Chip Advantage
Assets (billions)                           Annual rate at each asset level
First   $0.50                                           0.560%
Next     0.50                                           0.545
Next     1.00                                           0.530
Next     1.00                                           0.515
Next     3.00                                           0.500
Over     6.00                                           0.470

Capital Resource
Assets (billions)                           Annual rate at each asset level
First   $1.00                                           0.630%
Next     1.00                                           0.615
Next     1.00                                           0.600
Next     3.00                                           0.585
Over     6.00                                           0.570

Cash Management
Assets (billions)                           Annual rate at each asset level
First   $1.00                                           0.510%
Next     0.50                                           0.493
Next     0.50                                           0.475
Next     0.50                                           0.458
Over     2.50                                           0.440

Core Bond
Assets (billions)                           Annual rate at each asset level
First   $1.00                                           0.630%
Next     1.00                                           0.615
Next     1.00                                           0.600
Next     3.00                                           0.585
Next     3.00                                           0.570
Over     9.00                                           0.555

Diversified Bond
Assets (billions)                           Annual rate at each asset level
First   $1.00                                           0.610%
Next     1.00                                           0.595
Next     1.00                                           0.580
Next     3.00                                           0.565
Next     3.00                                           0.550
Over     9.00                                           0.535

Diversified Equity Income
Assets (billions)                           Annual rate at each asset level
First   $0.50                                           0.560%
Next     0.50                                           0.545
Next     1.00                                           0.530
Next     1.00                                           0.515
Next     3.00                                           0.500
Over     6.00                                           0.470

--------------------------------------------------------------------------------
56   --   AMERICAN EXPRESS(R) VARIABLE PORTFOLIO FUNDS

Emerging Markets
Assets (billions)                         Annual rate at each asset level
First   $0.25                                         1.170%
Next     0.25                                         1.155
Next     0.25                                         1.140
Next     0.25                                         1.125
Next     1.00                                         1.110
Over     2.00                                         1.095

Equity Select
Assets (billions)                         Annual rate at each asset level
First   $0.25                                         0.650%
Next     0.25                                         0.635
Next     0.25                                         0.620
Next     0.25                                         0.605
Next     1.00                                         0.590
Next     1.00                                         0.575
Over     3.00                                         0.560

Global Bond
Assets (billions)                         Annual rate at each asset level
First   $0.25                                         0.840%
Next     0.25                                         0.825
Next     0.25                                         0.810
Next     0.25                                         0.795
Over     1.00                                         0.780

Growth
Assets (billions)                         Annual rate at each asset level
First   $1.00                                         0.630%
Next     1.00                                         0.615
Next     1.00                                         0.600
Next     3.00                                         0.585
Over     6.00                                         0.570

High Yield Bond
Assets (billions)                         Annual rate at each asset level
First   $1.00                                         0.620%
Next     1.00                                         0.605
Next     1.00                                         0.590
Next     3.00                                         0.575
Next     3.00                                         0.560
Over     9.00                                         0.545

International
Assets (billions)                         Annual rate at each asset level
First   $0.25                                         0.870%
Next     0.25                                         0.855
Next     0.25                                         0.840
Next     0.25                                         0.825
Next     1.00                                         0.810
Over     2.00                                         0.795

--------------------------------------------------------------------------------
57   --   AMERICAN EXPRESS(R) VARIABLE PORTFOLIO FUNDS

Large Cap Value
Assets (billions)                       Annual rate at each asset level
First   $1.00                                       0.630%
Next     1.00                                       0.615
Next     1.00                                       0.600
Next     3.00                                       0.585
Over     6.00                                       0.570

Managed
Assets (billions)                       Annual rate at each asset level
First   $0.50                                       0.630%
Next     0.50                                       0.615
Next     1.00                                       0.600
Next     1.00                                       0.585
Next     3.00                                       0.570
Over     6.00                                       0.550

New Dimensions
Assets (billions)                       Annual rate at each asset level
First   $1.00                                       0.630%
Next     1.00                                       0.615
Next     1.00                                       0.600
Next     3.00                                       0.585
Over     6.00                                       0.570

Partners Select Value
Assets (billions)                       Annual rate at each asset level
First   $0.50                                       0.810%
Next     0.50                                       0.795
Next     1.00                                       0.780
Next     1.00                                       0.765
Next     3.00                                       0.750
Over     6.00                                       0.720

Partners Small Cap Value
Assets (billions)                       Annual rate at each asset level
First   $0.25                                       1.020%
Next     0.25                                       1.000
Next     0.25                                       0.980
Next     0.25                                       0.960
Next     1.00                                       0.940
Over     2.00                                       0.920

--------------------------------------------------------------------------------
58   --   AMERICAN EXPRESS(R) VARIABLE PORTFOLIO FUNDS

S&P 500 Index
Assets (billions)                           Annual rate at each asset level
First   $1.00                                           0.290%
Next     1.00                                           0.280
Next     3.00                                           0.270
Over     5.00                                           0.260

Short Duration U.S. Government
Assets (billions)                           Annual rate at each asset level
First   $1.00                                           0.610%
Next     1.00                                           0.595
Next     1.00                                           0.580
Next     3.00                                           0.565
Next     3.00                                           0.550
Over     9.00                                           0.535

Small Cap Advantage
Assets (billions)                           Annual rate at each asset level
First   $0.25                                           0.790%
Next     0.25                                           0.770
Next     0.25                                           0.750
Next     0.25                                           0.730
Next     1.00                                           0.710
Over     2.00                                           0.650

Stock
Assets (billions)                           Annual rate at each asset level
First   $0.50                                           0.560%
Next     0.50                                           0.545
Next     1.00                                           0.530
Next     1.00                                           0.515
Next     3.00                                           0.500
Over     6.00                                           0.470

Strategy Aggressive
Assets (billions)                           Annual rate at each asset level
First   $0.25                                           0.650%
Next     0.25                                           0.635
Next     0.25                                           0.620
Next     0.25                                           0.605
Next     1.00                                           0.590
Over     2.00                                           0.575

On the last day of the most recent fiscal period, the daily rate applied to the Fund's assets (on an annual basis) was 0.560% for Blue Chip Advantage, 0.623% for Capital Resource, 0.510% for Cash Management, 0.603% for Diversified Bond, 0.560% for Diversified Equity Income, 1.170% for Emerging Markets, 0.650% for Equity Select, 0.839% for Global Bond, 0.630% for Growth, 0.620% for High Yield Bond, 0.855% for International, 0.607% for Managed, 0.614% for New Dimensions, 1.020% for Partners Small Cap Value, 0.290% for S&P 500 Index, 0.610% for Short Duration U.S. Government, 0.790% for Small Cap Advantage, 0.560% for Stock, 0.628% for Strategy Aggressive. The fee is calculated for each calendar day on the basis of net assets as of the close of the preceding business day.

--------------------------------------------------------------------------------
59   --   AMERICAN EXPRESS(R) VARIABLE PORTFOLIO FUNDS

For Blue Chip Advantage, Capital Resource, Diversified Equity Income, Emerging Markets, Equity Select, Growth, International, Large Cap Value, Managed, New Dimensions, Partners Select Value, Partners Small Cap Value, Small Cap Advantage, Stock and Strategy Aggressive, before the fee based on the asset charge is paid, it is adjusted for investment performance. The adjustment, determined monthly, will be determined by measuring the percentage difference over a rolling 12-month period between the change in the net asset value of one share of the Fund and the change in the (i) Lipper Large-Cap Core Funds Index for Blue Chip Advantage, (ii) Lipper Large Cap Core Funds Index for Capital Resource, (iii) Lipper Equity Income Funds Index for Diversified Equity Income,
(iv) Lipper Emerging Markets Funds Index for Emerging Markets, (v) Lipper Mid-Cap Growth Funds Index for Equity Select, (vi) Lipper Large-Cap Growth Funds Index for Growth, (vii) Lipper International Funds Index for International,
(viii) Lipper Large-Cap Value Funds Index for Large Cap Value, (ix) Lipper Balanced Funds Index for Managed, (x) Lipper Large-Cap Growth Funds Index for New Dimensions, (xi) Lipper Multi-Cap Value Funds Index for Partners Select Value, (xii) Lipper Small-Cap Value Funds Index for Partners Small Cap Value,
(xiii) Lipper Small-Cap Core Funds Index for Small Cap Advantage, (xiv) Lipper Large-Cap Core Funds Index for Stock and (xv) Lipper Mid-Cap Growth Funds Index for Strategy Aggressive. The performance difference is then used to determine the adjustment rate. The adjustment rate for Blue Chip Advantage, Capital Resource, Diversified Equity Income, Emerging Markets, Equity Select, Growth, International, Large Cap Value, New Dimensions, Partners Small Cap Value, Small Cap Advantage, Stock and Strategy Aggressive, computed to five decimal places, is determined in accordance with the following table:

Performance
Difference       Adjustment Rate

0.00%-0.50%      0

0.50%-1.00%      6 basis points times the performance difference over
                 0.50% (maximum of 3 basis points if a 1% performance difference)

1.00%-2.00%      3 basis points, plus 3 basis points times the performance
                 difference over 1.00% (maximum 6 basis points if a 2% performance difference)

2.00%-4.00%      6 basis points, plus 2 basis points times the performance
                 difference over 2.00% (maximum 10 basis points if a 4% performance difference)

4.00%-6.00%      10 basis points, plus 1 basis point times the performance
                 difference over 4.00% (maximum 12 basis points if a 6% performance difference)

6.00% or more    12 basis points

For example, if the performance difference is 2.38%, the adjustment rate is
0.000676 (0.0006 [6 basis points] plus 0.0038 [the 0.38% performance difference over 2.00%] x 0.0002 [2 basis points] x 100 (0.000076)). Rounded to five decimal places, the adjustment rate is 0.00068. The maximum adjustment rate for the Fund is 0.0012 per year. Where the Fund's share performance exceeds that of the Index, the fee paid to AEFC will increase. Where the performance of the Index exceeds the performance of the Fund's shares, the fee paid to AEFC will decrease.

The adjustment rate for Managed, computed to five decimal places, is determined in accordance with the following table:

Performance
Difference       Adjustment Rate

0.00%-0.50%      0

0.50%-1.00%      6 basis points times the Performance Difference over
                 0.50% (maximum of 3 basis points if a 1% Performance
                 Difference)

1.00%-2.00%      3 basis points, plus 3 basis points times the Performance
                 Difference over 1.00% (maximum 6 basis points if a 2%
                 Performance Difference)

2.00%-3.00%      6 basis points, plus 2 basis points times the Performance
                 Difference over 2.00% (maximum of 8 basis points if a 3%
                 Performance Difference)

3.00% or more    8 basis points

For example, if the performance difference is 2.38%, the adjustment rate is
0.000676 (0.0006 [6 basis points] plus 0.0038 [the 0.38% performance difference over 2.00%] x 0.0002 [2 basis points] x 100 (0.000076)). Rounded to five decimal places, the adjustment rate is 0.00068. The maximum adjustment rate for the Fund is 0.00080 per year. Where the Fund's Class A performance exceeds that of the Index, the fee paid to AEFC will increase. Where the performance of the Index exceeds the performance of the Fund's Class A shares, the fee paid to AEFC will decrease.

The first adjustment for Partners Select Value will be made in April, 2004, and will cover the six-month period beginning Oct. 1, 2003. The first adjustment for Large Cap Value will be made in May, 2004, and will cover the six-month period beginning Oct. 31, 2003. The comparison period will increase by one month until it reaches 12 months. The 12-month comparison period rolls over with each succeeding month, so that it always equals 12 months, ending with the month for which the performance adjustment is being computed.

--------------------------------------------------------------------------------
60   --   AMERICAN EXPRESS(R) VARIABLE PORTFOLIO FUNDS

The management fee is paid monthly. Under the agreement, advisory expenses paid for the following fiscal periods were as follows:

Fund                                                                2003              2002               2001
Blue Chip Advantage                                             $   321,077       $   413,926        $   432,774
Capital Resource                                                 12,597,101        17,665,201         26,165,265
Cash Management                                                   5,189,115         5,593,953          4,588,071
Diversified Bond                                                 11,121,622        10,368,107          9,066,435
Diversified Equity Income                                         1,495,598         1,150,977            226,096
Emerging Markets                                                    134,837            90,859             63,655
Equity Select                                                       758,579           283,080             14,536
Global Bond                                                       2,370,419         1,676,418          1,528,297
Growth                                                            1,068,315           940,814          1,231,521
High Yield Bond                                                   4,158,089         3,745,531          3,654,071
International                                                     6,108,448         9,291,252         14,728,134
Managed                                                          14,961,945        20,015,266         26,202,635
New Dimensions                                                   17,629,745        22,425,282         27,613,749
Partners Small Cap Value                                            876,649           335,667              2,014
S&P 500 Index                                                       361,397           241,143            109,395
Short Duration U.S. Government                                    2,508,938         1,033,892            380,941
Small Cap Advantage                                                 560,022           424,132            289,538
Stock                                                                41,942            19,019                540
Strategy Aggressive                                               5,526,254         9,118,165         16,018,758

Under the current Agreement, the Fund also pays taxes, brokerage commissions, and nonadvisory expenses which include custodian fees and expenses, audit expenses, cost of items sent to contract owners, postage, fees and expenses paid to board members who are not officers or employees of AEFC, fees and expenses of attorneys, costs of fidelity and surety bonds, SEC registration fees, expenses of preparing prospectuses and of printing and distributing prospectuses to existing contract owners, losses due to theft or other wrong doing or due to liabilities not covered by bond or agreement, expenses incurred in connection with lending securities and expenses properly payable by the Fund, approved by the board. All other expenses are borne by AEFC.

Under the agreement, nonadvisory expenses, net of earnings credits and waivers, paid for the following fiscal years were as follows:

Fund                                  2003               2002             2001
Blue Chip Advantage                $ 58,889           $ 67,922         $ 52,288
Capital Resource                    545,654            513,931          461,991
Cash Management                     296,307            276,411          152,537
Diversified Bond                    596,353            389,558          246,598
Diversified Equity Income           192,223            290,798           73,464
Emerging Markets                     44,996             17,588           13,227
Equity Select                       204,710             86,146            4,059
Global Bond                         188,858             97,679           78,806
Growth                              268,161            124,140          205,675
High Yield Bond                     250,031            190,460          150,755
International                       353,295            509,535          578,011
Managed                             755,600            602,097          594,865
New Dimensions                      902,794            515,400          624,270
Partners Small Cap Value            318,514             80,544              579
S&P 500 Index                        (4,001)            (7,670)         (15,811)
Short Duration U.S. Government      155,494             77,818           30,061
Small Cap Advantage                 131,572            110,950           88,763
Stock                                27,513              8,965              405
Strategy Aggressive                 285,548            331,683          450,640

--------------------------------------------------------------------------------
61   --   AMERICAN EXPRESS(R) VARIABLE PORTFOLIO FUNDS

Basis for board approving the investment advisory contract

Based on its work throughout the year and detailed analysis by the Contracts Committee of reports provided by AEFC, the independent board members determined to renew the Investment Management Services Agreement and Subadvisory Agreements (where applicable) based on:

o tangible steps AEFC has taken to improve the competitive ranking and consistency of the investment performance of the Fund, including changes in leadership, portfolio managers, compensation structures, and the implementation of management practices,

o continued commitment to expand the range of investment options that it offers investors, through repositioning existing funds and creating new funds,

o consistent effort to provide a management structure that imposes disciplines that ensure adherence to stated management style and expected risk characteristics,

o additional time needed to evaluate the efficacy of the new AEFC management structure that has produced improved performance results in the short term,

o benefit of economy of scale that results from the graduated fee structure and the reasonableness of fees in light of the fees paid by similar funds in the industry,

o competitive total expenses that are either at or only slightly above the median expenses of a group of comparable funds based on a report prepared by Lipper Inc., and

o    reasonable level of AEFC's profitability from its mutual fund operations.

Subadvisory Agreement

The assets of the Fund are managed by a Subadviser that has been selected by AEFC, subject to the review and approval of the board. AEFC has recommended the Subadviser for the Fund to the board based upon its assessment of the skills of the Subadviser in managing other assets with goals and investment strategies substantially similar to those of the Fund. Short-term investment performance is not the only factor in selecting or terminating a Subadviser, and AEFC does not expect to make frequent changes of Subadvisers.

The Subadviser has discretion, subject to oversight by the board and AEFC, to purchase and sell portfolio assets, consistent with the Fund's investment objectives, policies, and restrictions. Generally, the services that the Subadviser provides to the Fund are limited to asset management and related recordkeeping services.

AEFC has entered into an advisory agreement with each Subadviser known as a Subadvisory Agreement. A Subadviser may also serve as a discretionary or non-discretionary investment adviser to management or advisory accounts that are unrelated in any manner to AEFC or its affiliates.

Subadvisers:

American Express Asset Management International Inc. (AEAMI), a wholly-owned subsidiary of AEFC, 50192 AXP Financial Center, Minneapolis, MN 55474 subadvises the assets in the Emerging Markets and International Fund. AEAMI, subject to the supervision and approval of AEFC, provides investment advisory assistance and day-to-day management of the Fund's portfolio, as well as investment research and statistical information, under a Subadvisory Agreement with AEFC.

Under the agreement, AEAMI receives an annual fee of 0.35% of average daily net assets.

Under the agreement, the total amount paid for International was $2,564,968 for fiscal year 2003, $3,854,049 for fiscal year 2002, and $6,248,732 for fiscal year 2001.

Under the agreement, the total amount paid for Emerging Markets was $41,689 for fiscal year 2003, $19,325 for fiscal year 2002, and $11,564 for fiscal period 2001.

Kenwood Capital Management LLC (KCM LLC) an indirect subsidiary of AEFC located at Metropolitan Center, Suite 2300, 333 South 7th Street, Minneapolis, MN 55402, subadvises the assets of Small Cap Advantage Fund. KCM LLC, subject to the supervision and approval of AEFC, provides investment advisory assistance and day-to-day management of the Fund's portfolio, as well as investment research and statistical information, under a Subadvisory Agreement with AEFC.

Under the Subadvisory Agreement, the KCM LLC receives an annual fee of 0.35% of average daily net assets from AEFC.

Under the agreement, the total amount paid for Small Cap Advantage was $242,909 for fiscal year 2003, $144,931 for fiscal year 2002, and $100,003 for fiscal year 2001.

--------------------------------------------------------------------------------
62   --   AMERICAN EXPRESS(R) VARIABLE PORTFOLIO FUNDS

The assets of Partners Small Cap Value are managed by three Subadvisers that have been selected by AEFC, subject to the review and approval of the board. AEFC has recommended the Subadvisers for Partners Small Cap Value based upon its assessment of the skills of the Subadvisers in managing other assets with goals and investment strategies substantially similar to those of Partners Small Cap Value. Short-term investment performance is not the only factor in selecting or terminating a Subadviser, and AEFC does not expect to make frequent changes of Subadvisers.

AEFC allocates the assets of Partners Small Cap Value among the Subadvisers. Each Subadviser has discretion, subject to oversight by the board and AEFC, to purchase and sell portfolio assets, consistent with Partners Small Cap Value's investment objectives, policies, and restriction. Generally, the services that the Subadviser provides to Partners Small Cap Value are limited to asset management and related recordkeeping services. AEFC has entered into an advisory agreement with each subadviser known as a Subadvisory Agreement. A Subadviser may also serve as a discretionary or non-discretionary investment advisor to management or advisory accounts that are unrelated in any manner to AEFC or its affiliates.

Royce: Royce & Associates, LLC (Royce), located at 1414 Avenue of the Americas, New York, New York, subadvises the Fund's assets. Royce, subject to the supervision and approval of AEFC, provides investment advisory assistance and day-to-day management of a portion of the Fund's portfolio, as well as investment research and statistical information, under a Subadvisory Agreement with AEFC. Royce is a direct wholly-owned subsidiary of Legg Mason, Inc. located at 100 Light Street, Baltimore, Maryland. Under the Subadvisory Agreement, the fee is equal to .80% on the first $50 million, reducing to .50% as assets increase.

The total amount paid was $324,032 for fiscal year 2003, $160,776 for fiscal year 2002 and $1,390 for fiscal period 2001.

Third Avenue: Third Avenue Management LLC (Third Avenue), located at 622 Third Avenue 32nd Floor, New York, New York, subadvises the Fund's assets. Third Avenue, subject to the supervision and approval of AEFC, provides investment advisory assistance and day-to-day management of a portion of the Fund's portfolio, as well as investment research and statistical information, under a Subadvisory Agreement with AEFC. Third Avenue is an indirect subsidiary of Affiliated Managers Group, Inc. located at 600 Hale Street, Prides Crossings, Massachusetts 01965. Under the Subadvisory Agreement, the fee is equal to .50% on the first $100 million, reducing to .40% as assets increase.

The total amount paid was $125,228 for fiscal year 2003, $62,726 for fiscal year 2002 and $854 for fiscal period 2001.

GSAM: Goldman Sachs Asset Management, L.P. (GSAM), located at 32 Old Slip, 17th Floor, New York, New York, subadvises the Fund's assets. GSAM, subject to the supervision and approval of AEFC, provides investment advisory assistance and day-to-day management of a portion of the Fund's portfolio, as well as investment research and statistical information, under a Subadvisory Agreement with AEFC. GSAM is a division of Goldman Sachs Group, Inc., a publicly traded financial services company, located at 85 Broad Street, New York, New York. Under the Subadvisory Agreement, the fee is equal to 0.60% on the first $100 million, reducing to 0.55% as assets increase.

On Aug. 11, 2003 GSAM replaced National City Investment Manager (National
City). The total amount paid to GSAM was $10,731 for the fiscal period 2003 (from Aug. 11, 2003 to Aug. 31, 2003). The total amount paid to National City was $78,050 for fiscal period 2003 (from Oct. 1, 2002 to Aug. 10, 2003) and $1,168 for fiscal period 2002 (from Aug. 1, 2002 to Aug. 31, 2002).

The assets of Partners Select Value are managed by a Subadviser that has been selected by AEFC, subject to the review and approval of the board. AEFC has recommended the Subadviser for Partners Select Value to the board based upon its assessment of the skills of the Subadviser in managing other assets with goals and investment strategies substantially similar to those of Partners Select Value. Short-term investment performance is not the only factor in selecting or terminating a Subadviser, and AEFC does not expect to make frequent changes of a Subadviser.

The Subadviser has discretion, subject to oversight by the board and AEFC, to purchase and sell portfolio assets, consistent with Partners Select Value's investment objectives, policies, and restrictions. Generally, the services that the Subadviser provides to Partners Select Value are limited to asset management and related recordkeeping services.

AEFC has entered into an advisory agreement with the Subadviser known as a Subadvisory Agreement. The Subadviser may also serve as a discretionary or non-discretionary investment adviser to management or advisory accounts that are unrelated in any manner to AEFC or its affiliates.

Gabelli: GAMCO Investors, Inc., which does business under the name Gabelli Asset Management Company, located at One Corporate Center, Rye, NY 10580, subadvises the Fund's assets. The Subadviser, subject to the supervision and approval of AEFC, provides investment advisory assistance and day-to-day management of the Fund's portfolio, as well as investment research and statistical information, under a Subadvisory Agreement with AEFC. Under the Subadvisory Agreement, the fee is equal to 0.40% of average daily net assets that are subject to the Subadviser's investment discretion on the first $500 million, reducing to 0.30% as assets increase.

--------------------------------------------------------------------------------
63   --   AMERICAN EXPRESS(R) VARIABLE PORTFOLIO FUNDS

ADMINISTRATIVE SERVICES AGREEMENT

The Funds have an Administrative Services Agreement with AEFC. Under this agreement, the Funds pay AEFC for providing administration and accounting services. The fees are calculated as follows:

Blue Chip Advantage
Assets (billions)                                Annual rate at each asset level
First   $0.25                                                  0.040%
Next     0.25                                                  0.035
Next     0.25                                                  0.030
Next     0.25                                                  0.025
Over     1.00                                                  0.020

Capital Resource
Assets (billions)                                Annual rate at each asset level
First   $1.00                                                  0.050%
Next     1.00                                                  0.045
Next     1.00                                                  0.040
Next     3.00                                                  0.035
Over     6.00                                                  0.030

Cash Management
Assets (billions)                                Annual rate at each asset level
First   $1.00                                                  0.030%
Next     0.50                                                  0.027
Next     0.50                                                  0.025
Next     0.50                                                  0.022
Over     2.50                                                  0.020

Core Bond
Assets (billions)                                Annual rate at each asset level
First   $1.00                                                  0.050%
Next     1.00                                                  0.045
Next     1.00                                                  0.040
Next     3.00                                                  0.035
Next     3.00                                                  0.030
Over     9.00                                                  0.025

Diversified Bond
Assets (billions)                                Annual rate at each asset level
First   $1.00                                                  0.050%
Next     1.00                                                  0.045
Next     1.00                                                  0.040
Next     3.00                                                  0.035
Next     3.00                                                  0.030
Over     9.00                                                  0.025

--------------------------------------------------------------------------------
64   --   AMERICAN EXPRESS(R) VARIABLE PORTFOLIO FUNDS

Diversified Equity Income
Assets (billions)                                Annual rate at each asset level
First   $0.50                                                  0.040%
Next     0.50                                                  0.035
Next     1.00                                                  0.030
Next     1.00                                                  0.025
Next     3.00                                                  0.020
Over     6.00                                                  0.020

Emerging Markets
Assets (billions)                                Annual rate at each asset level
First   $0.25                                                  0.100%
Next     0.25                                                  0.090
Next     0.25                                                  0.080
Next     0.25                                                  0.070
Next     1.00                                                  0.060
Over     2.00                                                  0.050

Equity Select
Assets (billions)                                Annual rate at each asset level
First   $0.25                                                  0.060%
Next     0.25                                                  0.055
Next     0.25                                                  0.050
Next     0.25                                                  0.045
Next     1.00                                                  0.040
Next     1.00                                                  0.035
Over     3.00                                                  0.030

Global Bond
Assets (billions)                                Annual rate at each asset level
First   $0.25                                                  0.060%
Next     0.25                                                  0.055
Next     0.25                                                  0.050
Next     0.25                                                  0.045
Over     1.00                                                  0.040

Growth
Assets (billions)                                Annual rate at each asset level
First   $1.00                                                  0.050%
Next     1.00                                                  0.045
Next     1.00                                                  0.040
Next     3.00                                                  0.035
Over     6.00                                                  0.030

High Yield Bond
Assets (billions)                                Annual rate at each asset level
First   $1.00                                                  0.050%
Next     1.00                                                  0.045
Next     1.00                                                  0.040
Next     3.00                                                  0.035
Next     3.00                                                  0.030
Over     9.00                                                  0.025

--------------------------------------------------------------------------------
65   --   AMERICAN EXPRESS(R) VARIABLE PORTFOLIO FUNDS

International
Assets (billions)                                Annual rate at each asset level
First   $0.25                                                  0.060%
Next     0.25                                                  0.055
Next     0.25                                                  0.050
Next     0.25                                                  0.045
Next     1.00                                                  0.040
Over     2.00                                                  0.035

Large Cap Value
Assets (billions)                                Annual rate at each asset level
First   $1.00                                                  0.050%
Next     1.00                                                  0.045
Next     1.00                                                  0.040
Next     3.00                                                  0.035
Over     6.00                                                  0.030

Managed
Assets (billions)                                Annual rate at each asset level
First   $0.50                                                  0.040%
Next     0.50                                                  0.035
Next     1.00                                                  0.030
Next     1.00                                                  0.025
Next     3.00                                                  0.020
Over     6.00                                                  0.020

New Dimensions
Assets (billions)                                Annual rate at each asset level
First   $1.00                                                  0.050%
Next     1.00                                                  0.045
Next     1.00                                                  0.040
Next     3.00                                                  0.035
Over     6.00                                                  0.030

Partners Select Value
Assets (billions)                                Annual rate at each asset level
First   $0.50                                                  0.060%
Next     0.50                                                  0.055
Next     1.00                                                  0.050
Next     1.00                                                  0.045
Next     3.00                                                  0.040
Over     6.00                                                  0.035

Partners Small Cap Value
Assets (billions)                                Annual rate at each asset level
First   $0.25                                                  0.080%
Next     0.25                                                  0.075
Next     0.25                                                  0.070
Next     0.25                                                  0.065
Next     1.00                                                  0.060
Over     2.00                                                  0.055

--------------------------------------------------------------------------------
66   --   AMERICAN EXPRESS(R) VARIABLE PORTFOLIO FUNDS

S&P 500 Index
Assets (billions)                                Annual rate at each asset level
First   $1.00                                                  0.080%
Next     1.00                                                  0.075
Next     3.00                                                  0.070
Over     5.00                                                  0.065

Short Duration U.S. Government
Assets (billions)                                Annual rate at each asset level
First   $1.00                                                  0.050%
Next     1.00                                                  0.045
Next     1.00                                                  0.040
Next     3.00                                                  0.035
Next     3.00                                                  0.030
Over     9.00                                                  0.025

Small Cap Advantage
Assets (billions)                                Annual rate at each asset level
First   $0.25                                                  0.060%
Next     0.25                                                  0.055
Next     0.25                                                  0.050
Next     0.25                                                  0.045
Next     1.00                                                  0.040
Over     2.00                                                  0.035

Stock
Assets (billions)                                Annual rate at each asset level
First   $0.50                                                  0.040%
Next     0.50                                                  0.035
Next     1.00                                                  0.030
Next     1.00                                                  0.025
Next     3.00                                                  0.020
Over     6.00                                                  0.020

Strategy Aggressive
Assets (billions)                                Annual rate at each asset level
First   $0.25                                                  0.060%
Next     0.25                                                  0.055
Next     0.25                                                  0.050
Next     0.25                                                  0.045
Next     1.00                                                  0.040
Over     2.00                                                  0.035

--------------------------------------------------------------------------------
67   --   AMERICAN EXPRESS(R) VARIABLE PORTFOLIO FUNDS

On the last day of the most recent fiscal period, the daily rates applied to the Funds' net assets on an annual basis were:

                                                                Fees paid during
Fund                                          Daily rates      prior fiscal year
Blue Chip Advantage                                0.040%          $   24,614
Capital Resource                                   0.048              968,533
Cash Management                                    0.030              324,844
Diversified Bond                                   0.048              913,878
Diversified Equity Income                          0.040              116,748
Emerging Markets                                   0.100               11,910
Equity Select                                      0.060               67,462
Global Bond                                        0.059              172,574
Growth                                             0.050               84,387
High Yield Bond                                    0.050              341,823
International                                      0.055              414,456
Managed                                            0.032              836,945
New Dimensions                                     0.045            1,354,201
Partners Small Cap Value                           0.080               72,474
S&P 500 Index                                      0.080              101,514
Short Duration U.S. Government                     0.050              212,068
Small Cap Advantage                                0.060               42,618
Stock                                              0.040                3,064
Strategy Aggressive                                0.053              498,086

The fee is calculated for each calendar day on the basis of net assets as of the close of the preceding business day.

Third parties with which AEFC contracts to provide services for the Fund or its shareholders may pay a fee to AEFC to help defray the cost of providing administrative and accounting services. The amount of any such fee is negotiated separately with each service provider and does not constitute compensation for investment advisory, distribution, or other services. Payment of any such fee neither increases nor reduces fees or expenses paid by shareholders of the Fund.

PLAN AND AGREEMENT OF DISTRIBUTION

To help defray the cost of distribution and servicing, the Fund and IDS Life Insurance Company (IDS Life) entered into a Plan and Agreement of Distribution
(Plan) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, of the type known as a reimbursement plan, IDS Life is paid a fee up to actual expenses incurred at an annual rate of up to 0.125% of the Fund's average daily net assets.

Expenses covered under this Plan include sales commissions; business, employee and financial advisor expenses charged to distribution of shares; and overhead appropriately allocated to the sale of shares. These expenses also include costs of providing personal service to contract owners. A substantial portion of the costs are not specifically identified to any one of the American Express Variable Portfolio Funds.

The Plan must be approved annually by the board, including a majority of the disinterested board members, if it is to continue for more than a year. At least quarterly, the board must review written reports concerning the amounts expended under the Plan and the purposes for which such expenditures were made. The Plan and any agreement related to it may be terminated at any time by vote of a majority of board members who are not interested persons of the Fund and have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan, or by vote of a majority of the outstanding voting securities of the Fund or by IDS Life. The Plan (or any agreement related to it) will terminate in the event of its assignment, as that term is defined in the 1940 Act. The Plan may not be amended to increase the amount to be spent for distribution without shareholder approval, and all material amendments to the Plan must be approved by a majority of the board members, including a majority of the board members who are not interested persons of the Fund and who do not have a financial interest in the operation of the Plan or any agreement related to it. The selection and nomination of disinterested board members is the responsibility of the other disinterested board members. No board member who is not an interested person has any direct or indirect financial interest in the operation of the Plan or any related agreement.

--------------------------------------------------------------------------------
68   --   AMERICAN EXPRESS(R) VARIABLE PORTFOLIO FUNDS

Fees paid for the following fiscal periods were as follows:

                                                      Fees paid during
Fund                                                  prior fiscal year
Blue Chip Advantage                                      $   75,470
Capital Resource                                          2,446,359
Cash Management                                           1,274,132
Diversified Bond                                          2,305,049
Diversified Equity Income                                   354,586
Emerging Markets                                             14,889
Equity Select                                               138,731
Global Bond                                                 353,522
Growth                                                      204,477
High Yield Bond                                             838,324
International                                               916,060
Managed                                                   3,068,716
New Dimensions                                            3,592,015
Partners Small Cap Value                                    111,147
S&P 500 Index                                               155,774
Short Duration U.S. Government                              514,127
Small Cap Advantage                                          86,753
Stock                                                         9,574
Strategy Aggressive                                       1,126,018

The fee is not allocated to any one service (such as advertising, payments to underwriters or other uses). However, a significant portion of the fee is generally used for sales and promotional expenses.

CUSTODIAN AGREEMENT

The Fund's securities and cash are held by American Express Trust Company, 200 AXP Financial Center, Minneapolis, MN 55474, through a custodian agreement. The custodian is permitted to deposit some or all of its securities in central depository systems as allowed by federal law. For its services, the Fund pays the custodian a maintenance charge and a charge per transaction in addition to reimbursing the custodian's out-of-pocket expenses.

The custodian may enter into a sub-custodian agreement with the Bank of New York, 90 Washington Street, New York, NY 10286. As part of this arrangement, securities purchased outside the United Stated are maintained in the custody of various foreign branches of Bank of New York or in other financial institutions as permitted by law and by the Fund's sub-custodian agreement.

Organizational Information

The Fund is an open-end management investment company. The Fund headquarters are at 901 S. Marquette Ave., Suite 2810, Minneapolis, MN 55402-3268.

SHARES

The Fund is owned by the subaccounts, its shareholders. The shares of the Fund represent an interest in that fund's assets only (and profits or losses), and, in the event of liquidation, each share of the Fund would have the same rights to dividends and assets as every other share of that Fund.

VOTING RIGHTS

For a discussion of the rights of contract owners concerning the voting of shares held by the subaccounts, please see your annuity or life insurance policy prospectus. All shares have voting rights over the Fund's management and fundamental policies. Each share is entitled to vote based on your total dollar interest in the Fund. Each class, if applicable, has exclusive voting rights with respect to matters for which separate class voting is appropriate under applicable law. All shares have cumulative voting rights with respect to the election of board members. This means that shareholders have as many votes as the dollar amount you own, including the fractional amount, multiplied by the number of members to be elected.

--------------------------------------------------------------------------------
69   --   AMERICAN EXPRESS(R) VARIABLE PORTFOLIO FUNDS

DIVIDEND RIGHTS

Dividends paid by the Fund, if any, with respect to each class of shares, if applicable, will be calculated in the same manner, at the same time, on the same day, and will be in the same amount, except for differences resulting from differences in fee structures.

FUND HISTORY TABLE FOR FUNDS MANAGED BY AEFC

                                                                   Date of        Form of      State of     Fiscal
                                                                organization   organization  organization  year end      Diversified
IDS Life Series Fund, Inc.                                            5/8/85   Corporation        MN        4/30
   Equity Portfolio                                                                                                         Yes
   Equity Income Portfolio                                                                                                  Yes
   Government Securities Portfolio                                                                                          Yes
   Income Portfolio                                                                                                         Yes
   International Equity Portfolio                                                                                           Yes
   Managed Portfolio                                                                                                        Yes
   Money Market Portfolio                                                                                                   Yes

AXP Variable Portfolio - Income Series, Inc.                4/27/81, 6/13/86*  Corporation     NV/MN        8/31
   AXP Variable Portfolio - Core Bond Fund                                                                                  Yes
   AXP Variable Portfolio - Diversified Bond Fund**                                                                         Yes
   AXP Variable Portfolio - Global Bond Fund                                                                                 No
   AXP Variable Portfolio - High Yield Bond Fund**                                                                          Yes
   AXP Variable Portfolio - Short Duration U.S.
       Government Fund**                                                                                                    Yes
AXP Variable Portfolio - Investment Series, Inc.            4/27/81, 6/13/86*  Corporation     NV/MN        8/31
   AXP Variable Portfolio - Blue Chip Advantage Fund                                                                        Yes
   AXP Variable Portfolio - Capital Resource Fund                                                                           Yes
   AXP Variable Portfolio - Emerging Markets Fund                                                                           Yes
   AXP Variable Portfolio - Equity Select Fund                                                                              Yes
   AXP Variable Portfolio - Growth Fund                                                                                     Yes
   AXP Variable Portfolio - S&P 500 Index Fund                                                                               No
   AXP Variable Portfolio - International Fund                                                                              Yes
   AXP Variable Portfolio - Large Cap Value Fund                                                                            Yes
   AXP Variable Portfolio - New Dimensions Fund                                                                             Yes
   AXP Variable Portfolio - Small Cap Advantage Fund                                                                        Yes
   AXP Variable Portfolio - Stock Fund                                                                                      Yes
   AXP Variable Portfolio - Strategy Aggressive Fund                                                                        Yes

AXP Variable Portfolio - Managed Series, Inc.                         3/5/85   Corporation        MN        8/31
   AXP Variable Portfolio - Diversified Equity
      Income Fund                                                                                                           Yes
   AXP Variable Portfolio - Managed Fund                                                                                    Yes
AXP Variable Portfolio - Money Market Series, Inc.          4/27/81, 6/13/86*  Corporation     NV/MN        8/31
   AXP Variable Portfolio - Cash Management Fund                                                                            Yes

AXP Variable Portfolio - Partners Series, Inc.                        5/9/01   Corporation        MN        8/31
   AXP Variable Portfolio - Partners Select Value Fund                                                                      Yes
   AXP Variable Portfolio - Partners Small Cap Value Fund                                                                    No

 *   Date merged into a Minnesota corporation.

** Effective June 27, 2003, AXP(R) VP - Bond Fund changed its name to AXP(R) VP - Diversified Bond Fund, AXP(R) VP - Extra Income Fund changed its name to AXP(R) VP - High Yield Bond Fund and AXP(R) VP - Federal Income Fund changed its name to AXP(R) VP - Short Duration U.S. Government Fund.

--------------------------------------------------------------------------------
70   --   AMERICAN EXPRESS(R) VARIABLE PORTFOLIO FUNDS

Board Members and Officers

Shareholders elect a board that oversees the Fund's operations. The board appoints officers who are responsible for day-to-day business decisions based on policies set by the board.

The following is a list of the Fund's board members. Each member oversees 15 Master Trust portfolios and 86 American Express mutual funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the board.

Independent Board Members

Name, address, age               Position held with Fund   Principal occupation     Other directorships      Committee memberships
                                 and length of service     during past five years
-------------------------------- ------------------------- ------------------------ ------------------------ -----------------------
Arne H. Carlson                  Board member  since 1999  Chair, Board Services                             Joint Audit,
901 S. Marquette Ave.                                      Corporation (provides                             Contracts, Executive,
Minneapolis, MN 55402                                      administrative                                    Investment Review,
Age 69                                                     services to boards).                              Board Effectiveness
                                                           Former Governor of
                                                           Minnesota
-------------------------------- ------------------------- ------------------------ ------------------------ -----------------------
Philip J. Carroll, Jr.           Board member  since 2002  Retired Chairman and     Scottish Power PLC,
901 S. Marquette Ave.                                      CEO, Fluor Corporation   Vulcan Materials
Minneapolis, MN 55402                                      (engineering and         Company, Inc.
Age 65                                                     construction) since      (construction
                                                           1998                     materials/chemicals)
-------------------------------- ------------------------- ------------------------ ------------------------ -----------------------
Livio D. DeSimone                Board member  since 2001  Retired Chair of the     Cargill, Incorporated    Joint Audit,
30 Seventh Street East                                     Board and Chief          (commodity merchants     Contracts, Executive
Suite 3050                                                 Executive Officer,       and processors),
St. Paul, MN 55101-4901                                    Minnesota Mining and     General Mills, Inc.
Age 69                                                     Manufacturing (3M)       (consumer foods),
                                                                                    Vulcan Materials
                                                                                    Company (construction
                                                                                    materials/chemicals),
                                                                                    Milliken & Company
                                                                                    (textiles and
                                                                                    chemicals), and
                                                                                    Nexia Biotechnologies,
                                                                                    Inc.
-------------------------------- ------------------------- ------------------------ ------------------------ -----------------------
Heinz F. Hutter*                 Board member  since 1994  Retired President and                             Board Effectiveness,
901 S. Marquette Ave.                                      Chief Operating                                   Executive, Investment
Minneapolis, MN 55402                                      Officer, Cargill,                                 Review
Age 74                                                     Incorporated
                                                           (commodity merchants
                                                           and processors)
-------------------------------- ------------------------- ------------------------ ------------------------ -----------------------
Anne P. Jones                    Board member  since 1985  Attorney and Consultant                           Joint Audit, Board
901 S. Marquette Ave.                                                                                        Effectiveness,
Minneapolis, MN 55402                                                                                        Executive
Age 68
-------------------------------- ------------------------- ------------------------ ------------------------ -----------------------
Stephen R. Lewis, Jr.**          Board member  since 2002  Retired President and    Valmont Industries,      Contracts, Investment
901 S. Marquette Ave.                                      Professor of             Inc. (manufactures       Review, Executive
Minneapolis, MN 55402                                      Economics, Carleton      irrigation systems)
Age 64                                                     College
-------------------------------- ------------------------- ------------------------ ------------------------ -----------------------
Alan G. Quasha                   Board member  since 2002  President, Quadrant      Compagnie Financiere     Joint Audit,
901 S. Marquette Ave.                                      Management, Inc.         Richemont AG (luxury     Investment Review
Minneapolis, MN 55402                                      (management of private   goods), Harken Energy
Age 53                                                     equities)                Corporation (oil and
                                                                                    gas exploration) and
                                                                                    SIRIT Inc. (radio
                                                                                    frequency
                                                                                    identification
                                                                                    technology)
-------------------------------- ------------------------- ------------------------ ------------------------ -----------------------
Alan K. Simpson                  Board member  since 1997  Former three-term        Biogen, Inc.             Investment Review,
1201 Sunshine Ave.                                         United States Senator    (biopharmaceuticals)     Board Effectiveness
Cody, WY 82414                                             for Wyoming
Age 71
-------------------------------- ------------------------- ------------------------ ------------------------ -----------------------
Alison Taunton-Rigby             Board member since 2002   President, Forester                               Investment Review,
901 S. Marquette Ave.                                      Biotech since 2000.                               Contracts
Minneapolis, MN 55402                                      Former President and
Age 59                                                     CEO, Aquila
                                                             Biopharmaceuticals,
                                                                            Inc.
-------------------------------- ------------------------- ------------------------ ------------------------ -----------------------

 * Interested person of AXP Partners International Aggressive Growth Fund and AXP Partners Aggressive Growth Fund by reason of being a security holder of J P Morgan Chase & Co., which has a 45% interest in American Century Companies, Inc., the parent company of the subadviser of two of the AXP Partners Funds, American Century Investment Management, Inc.

** Interested person of AXP Partners International Aggressive Growth Fund by reason of being a security holder of FleetBoston Financial Corporation, parent company of Liberty Wanger Asset Management, L.P., one of the fund's subadvisers.

--------------------------------------------------------------------------------
71   --   AMERICAN EXPRESS(R) VARIABLE PORTFOLIO FUNDS

Board Members Affiliated with AEFC***

Name, address, age               Position held with Fund   Principal occupation     Other directorships      Committee memberships
                                 and length of service     during past five years
-------------------------------- ------------------------- ------------------------ ------------------------ -----------------------
Barbara H. Fraser                Board member since 2002   Executive Vice
1546 AXP Financial Center                                  President - AEFA
Minneapolis, MN 55474                                      Products and Corporate
Age 53                                                     Marketing of AEFC
                                                           since 2002. President
                                                           - Travelers Check
                                                           Group, American
                                                           Express Company,
                                                           2001-2002. Management
                                                           Consultant, Reuters,
                                                           2000-2001. Managing
                                                           Director -
                                                           International
                                                           Investments, Citibank
                                                           Global,  1999-2000.
                                                           Chairman and CEO,
                                                           Citicorp Investment
                                                           Services and Citigroup
                                                           Insurance Group, U.S.,
                                                           1998-1999
-------------------------------- ------------------------- ------------------------ ------------------------ -----------------------
Stephen W. Roszell               Board member since        Senior Vice President
50238 AXP Financial Center       2002, Vice President      - Institutional Group
Minneapolis, MN 55474            since 2002                of AEFC
Age 54
-------------------------------- ------------------------- ------------------------ ------------------------ -----------------------
William F. Truscott              Board member  since       Senior Vice President
53600 AXP Financial Center       2001,  Vice President     - Chief Investment
Minneapolis, MN 55474            since 2002                Officer of AEFC since
Age 42                                                     2001. Former Chief
                                                           Investment Officer and
                                                           Managing Director,
                                                           Zurich Scudder
                                                           Investments
-------------------------------- ------------------------- ------------------------ ------------------------ -----------------------

*** Interested person by reason of being an officer, director and/or employee of AEFC.

The board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the board. In addition to Mr. Roszell, who is vice president, and Mr. Truscott, who is vice president, the Fund's other officers are:

Other Officers

Name, address, age               Position held with Fund   Principal occupation     Other directorships      Committee memberships
                                 and length of service     during past five years
-------------------------------- ------------------------- ------------------------ ------------------------ -----------------------
Jeffrey P. Fox                   Treasurer since 2002      Vice President -
50005 AXP Financial Center                                 Investment Accounting,
Minneapolis, MN 55474                                      AEFC, since 2002; Vice
Age 48                                                     President - Finance,
                                                           American Express
                                                           Company, 2000-2002;
                                                           Vice President -
                                                           Corporate Controller,
                                                           AEFC, 1996-2000
-------------------------------- ------------------------- ------------------------ ------------------------ -----------------------
Paula R. Meyer                   President since 2002      Senior Vice President
596 AXP Financial Center                                   and General Manager -
Minneapolis, MN 55474                                      Mutual Funds, AEFC,
Age 49                                                     since 2002; Vice
                                                           President and Managing
                                                           Director - American
                                                           Express Funds, AEFC,
                                                           2000-2002; Vice
                                                           President, AEFC,
                                                           1998-2000
-------------------------------- ------------------------- ------------------------ ------------------------ -----------------------

Leslie L. Ogg                    Vice President, General   President of Board
901 S. Marquette Ave.            Counsel, and Secretary    Services Corporation
Minneapolis, MN 55402            since 1978
Age 65
-------------------------------- ------------------------- ------------------------ ------------------------ -----------------------

--------------------------------------------------------------------------------
72   --   AMERICAN EXPRESS(R) VARIABLE PORTFOLIO FUNDS

Responsibilities of board with respect to Fund's management

The board initially approves an Investment Management Services Agreement and other contracts with American Express Financial Corporation (AEFC), one of AEFC's subsidiaries, and other service providers. Once the contracts are approved, the board monitors the level and quality of services including commitments of service providers to achieve expected levels of investment performance and shareholder services. In addition, the board oversees that processes are in place to assure compliance with applicable rules, regulations and investment policies and addresses possible conflicts of interest. Annually, the board evaluates the services received under the contracts by receiving reports covering investment performance, shareholder services, marketing, and AEFC's profitability in order to determine whether to continue existing contracts or negotiate new contracts.

Several committees facilitate its work

Executive Committee -- Acts for the board between meetings of the board. The committee held one meeting during the last fiscal year.

Joint Audit Committee -- Meets with the independent public accountant, internal auditors and corporate officers to review financial statements, reports, and compliance matters. Reports significant issues to the board and makes recommendations to the independent directors regarding the selection of the independent public accountant. The committee held four meetings during the last fiscal year.

Investment Review Committee -- Considers investment management policies and strategies; investment performance; risk management techniques; and securities trading practices and reports areas of concern to the board. The committee held four meetings during the last fiscal year.

Board Effectiveness Committee -- Recommends to the board the size, structure and composition for the board; the compensation to be paid to members of the board; and a process for evaluating the board's performance. The committee also reviews candidates for board membership including candidates recommended by shareholders. To be considered, recommendations must include a curriculum vita and be mailed to the Chairman of the Board, American Express Funds, 901 Marquette Avenue South, Suite 2810, Minneapolis, MN 55402-3268. The committee held four meetings during the last fiscal year.

Contracts Committee -- Receives and analyzes reports covering the level and quality of services provided under contracts with the Fund and advises the board regarding actions taken on these contracts during the annual review process. The committee held four meetings during the last fiscal year.

COMPENSATION FOR BOARD MEMBERS

During the most recent fiscal year, the independent members of the Fund board, for attending up to 27 meetings, received the following compensation:

Compensation Table for AXP VP - Blue Chip Advantage

                                                Total cash compensation from the
                               Aggregate           American Express Funds and
Board member*         compensation from the Fund  Preferred Master Trust Group
Philip J. Carroll, Jr.          $  292                   $ 44,183
Livio D. DeSimone                1,056                    137,958
Heinz F. Hutter                  1,056                    137,908
Anne P. Jones                    1,106                    142,358
Stephen R. Lewis, Jr.            1,006                    133,658
Alan G. Quasha                     900                    124,308
Alan K. Simpson                    850                    119,658
Alison Taunton-Rigby               833                    110,892

*    Arne H. Carlson, Chair of the Board, is compensated by Board
     Service Corporation.

--------------------------------------------------------------------------------
73   --   AMERICAN EXPRESS(R) VARIABLE PORTFOLIO FUNDS

Compensation Table for AXP VP - Capital Resource

                                                Total cash compensation from the
                               Aggregate           American Express Funds and
Board member*         compensation from the Fund  Preferred Master Trust Group
Philip J. Carroll, Jr.          $  850                   $ 44,183
Livio D. DeSimone                2,356                    137,958
Heinz F. Hutter                  2,356                    137,908
Anne P. Jones                    2,406                    142,358
Stephen R. Lewis, Jr.            2,306                    133,658
Alan G. Quasha                   2,200                    124,308
Alan K. Simpson                  2,150                    119,658
Alison Taunton-Rigby             1,892                    110,892

*    Arne H. Carlson, Chair of the Board, is compensated by Board
     Service Corporation.

Compensation Table for AXP VP - Cash Management

                                                Total cash compensation from the
                               Aggregate           American Express Funds and
Board member*         compensation from the Fund  Preferred Master Trust Group
Philip J. Carroll, Jr.          $  542                   $ 44,183
Livio D. DeSimone                1,648                    137,958
Heinz F. Hutter                  1,648                    137,908
Anne P. Jones                    1,698                    142,358
Stephen R. Lewis, Jr.            1,598                    133,658
Alan G. Quasha                   1,492                    124,308
Alan K. Simpson                  1,442                    119,658
Alison Taunton-Rigby             1,333                    110,892

*    Arne H. Carlson, Chair of the Board, is compensated by Board
     Service Corporation.

Compensation Table for AXP VP - Diversified Bond

                                                Total cash compensation from the
                               Aggregate           American Express Funds and
Board member*         compensation from the Fund  Preferred Master Trust Group
Philip J. Carroll, Jr.          $  733                   $ 44,183
Livio D. DeSimone                2,156                    137,958
Heinz F. Hutter                  2,156                    137,908
Anne P. Jones                    2,206                    142,358
Stephen R. Lewis, Jr.            2,106                    133,658
Alan G. Quasha                   2,000                    124,308
Alan K. Simpson                  1,950                    119,658
Alison Taunton-Rigby             1,775                    110,892

*    Arne H. Carlson, Chair of the Board, is compensated by Board
     Service Corporation.

--------------------------------------------------------------------------------
74   --   AMERICAN EXPRESS(R) VARIABLE PORTFOLIO FUNDS

Compensation Table for AXP VP - Diversified Equity Income

                                                Total cash compensation from the
                               Aggregate           American Express Funds and
Board member*         compensation from the Fund  Preferred Master Trust Group
Philip J. Carroll, Jr.          $  292                   $ 44,183
Livio D. DeSimone                1,098                    137,958
Heinz F. Hutter                  1,098                    137,908
Anne P. Jones                    1,148                    142,358
Stephen R. Lewis, Jr.            1,048                    133,658
Alan G. Quasha                     942                    124,308
Alan K. Simpson                    892                    119,658
Alison Taunton-Rigby               875                    110,892

*    Arne H. Carlson, Chair of the Board, is compensated by Board
     Service Corporation.

Compensation Table for AXP VP - Equity Select

                                                Total cash compensation from the
                               Aggregate           American Express Funds and
Board member*         compensation from the Fund  Preferred Master Trust Group
Philip J. Carroll, Jr.          $  292                   $ 44,183
Livio D. DeSimone                1,056                    137,958
Heinz F. Hutter                  1,056                    137,908
Anne P. Jones                    1,106                    142,358
Stephen R. Lewis, Jr.            1,006                    133,658
Alan G. Quasha                     900                    124,308
Alan K. Simpson                    850                    119,658
Alison Taunton-Rigby               833                    110,892

*    Arne H. Carlson, Chair of the Board, is compensated by Board
     Service Corporation.

Compensation Table for AXP VP - Global Bond

                                                Total cash compensation from the
                               Aggregate           American Express Funds and
Board member*         compensation from the Fund  Preferred Master Trust Group
Philip J. Carroll, Jr.          $  292                   $ 44,183
Livio D. DeSimone                1,098                    137,958
Heinz F. Hutter                  1,098                    137,908
Anne P. Jones                    1,148                    142,358
Stephen R. Lewis, Jr.            1,048                    133,658
Alan G. Quasha                     942                    124,308
Alan K. Simpson                    892                    119,658
Alison Taunton-Rigby               875                    110,892

*    Arne H. Carlson, Chair of the Board, is compensated by Board
     Service Corporation.

--------------------------------------------------------------------------------
75   --   AMERICAN EXPRESS(R) VARIABLE PORTFOLIO FUNDS

Compensation Table for AXP VP - Growth

                                                Total cash compensation from the
                               Aggregate           American Express Funds and
Board member*         compensation from the Fund  Preferred Master Trust Group
Philip J. Carroll, Jr.          $  292                   $ 44,183
Livio D. DeSimone                1,056                    137,958
Heinz F. Hutter                  1,056                    137,908
Anne P. Jones                    1,106                    142,358
Stephen R. Lewis, Jr.            1,006                    133,658
Alan G. Quasha                     900                    124,308
Alan K. Simpson                    850                    119,658
Alison Taunton-Rigby               833                    110,892

*    Arne H. Carlson, Chair of the Board, is compensated by Board
     Service Corporation.

Compensation Table for AXP VP - High Yield Bond

                                                Total cash compensation from the
                               Aggregate           American Express Funds and
Board member*         compensation from the Fund  Preferred Master Trust Group
Philip J. Carroll, Jr.          $  400                   $ 44,183
Livio D. DeSimone                1,340                    137,958
Heinz F. Hutter                  1,340                    137,908
Anne P. Jones                    1,390                    142,358
Stephen R. Lewis, Jr.            1,290                    133,658
Alan G. Quasha                   1,183                    124,308
Alan K. Simpson                  1,133                    119,658
Alison Taunton-Rigby             1,083                    110,892

*    Arne H. Carlson, Chair of the Board, is compensated by Board
     Service Corporation.

Compensation Table for AXP VP - International

                                                Total cash compensation from the
                               Aggregate           American Express Funds and
Board member*         compensation from the Fund  Preferred Master Trust Group
Philip J. Carroll, Jr.          $  475                   $ 44,183
Livio D. DeSimone                1,490                    137,958
Heinz F. Hutter                  1,490                    137,908
Anne P. Jones                    1,540                    142,358
Stephen R. Lewis, Jr.            1,440                    133,658
Alan G. Quasha                   1,333                    124,308
Alan K. Simpson                  1,283                    119,658
Alison Taunton-Rigby             1,183                    110,892

*    Arne H. Carlson, Chair of the Board, is compensated by Board
     Service Corporation.

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76   --   AMERICAN EXPRESS(R) VARIABLE PORTFOLIO FUNDS

Compensation Table for AXP VP - Managed

                                                Total cash compensation from the
                               Aggregate           American Express Funds and
Board member*         compensation from the Fund  Preferred Master Trust Group
Philip J. Carroll, Jr.          $  975                   $ 44,183
Livio D. DeSimone                2,681                    137,958
Heinz F. Hutter                  2,681                    137,908
Anne P. Jones                    2,731                    142,358
Stephen R. Lewis, Jr.            2,631                    133,658
Alan G. Quasha                   2,525                    124,308
Alan K. Simpson                  2,475                    119,658
Alison Taunton-Rigby             2,167                    110,892

*    Arne H. Carlson, Chair of the Board, is compensated by Board
     Service Corporation.

Compensation Table for AXP VP - New Dimensions

                                                Total cash compensation from the
                               Aggregate           American Express Funds and
Board member*         compensation from the Fund  Preferred Master Trust Group
Philip J. Carroll, Jr.          $1,058                   $ 44,183
Livio D. DeSimone                2,898                    137,958
Heinz F. Hutter                  2,898                    137,908
Anne P. Jones                    2,948                    142,358
Stephen R. Lewis, Jr.            2,848                    133,658
Alan G. Quasha                   2,742                    124,308
Alan K. Simpson                  2,692                    119,658
Alison Taunton-Rigby             2,350                    110,892

*    Arne H. Carlson, Chair of the Board, is compensated by Board
     Service Corporation.

Compensation Table for AXP VP - Partners Small Cap Value

                                                Total cash compensation from the
                               Aggregate           American Express Funds and
Board member*         compensation from the Fund  Preferred Master Trust Group
Philip J. Carroll, Jr.          $  292                   $ 44,183
Livio D. DeSimone                1,056                    137,958
Heinz F. Hutter                  1,056                    137,908
Anne P. Jones                    1,106                    142,358
Stephen R. Lewis, Jr.            1,006                    133,658
Alan G. Quasha                     900                    124,308
Alan K. Simpson                    850                    119,658
Alison Taunton-Rigby               833                    110,892

*    Arne H. Carlson, Chair of the Board, is compensated by Board
     Service Corporation.

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77   --   AMERICAN EXPRESS(R) VARIABLE PORTFOLIO FUNDS

Compensation Table for AXP VP - S&P 500 Index

                                                Total cash compensation from the
                               Aggregate           American Express Funds and
Board member*         compensation from the Fund  Preferred Master Trust Group
Philip J. Carroll, Jr.          $  292                   $ 44,183
Livio D. DeSimone                1,056                    137,958
Heinz F. Hutter                  1,056                    137,908
Anne P. Jones                    1,106                    142,358
Stephen R. Lewis, Jr.            1,006                    133,658
Alan G. Quasha                     900                    124,308
Alan K. Simpson                    850                    119,658
Alison Taunton-Rigby               833                    110,892

*    Arne H. Carlson, Chair of the Board, is compensated by Board
     Service Corporation.

Compensation Table for AXP VP - Short Duration U.S. Government

                                                Total cash compensation from the
                               Aggregate           American Express Funds and
Board member*         compensation from the Fund  Preferred Master Trust Group
Philip J. Carroll, Jr.          $  317                   $ 44,183
Livio D. DeSimone                1,165                    137,958
Heinz F. Hutter                  1,165                    137,908
Anne P. Jones                    1,215                    142,358
Stephen R. Lewis, Jr.            1,115                    133,658
Alan G. Quasha                   1,008                    124,308
Alan K. Simpson                    958                    119,658
Alison Taunton-Rigby               942                    110,892

*    Arne H. Carlson, Chair of the Board, is compensated by Board
     Service Corporation.

Compensation Table for AXP VP - Small Cap Advantage

                                                Total cash compensation from the
                               Aggregate           American Express Funds and
Board member*         compensation from the Fund  Preferred Master Trust Group
Philip J. Carroll, Jr.          $  292                   $ 44,183
Livio D. DeSimone                1,056                    137,958
Heinz F. Hutter                  1,056                    137,908
Anne P. Jones                    1,106                    142,358
Stephen R. Lewis, Jr.            1,006                    133,658
Alan G. Quasha                     900                    124,308
Alan K. Simpson                    850                    119,658
Alison Taunton-Rigby               833                    110,892

*    Arne H. Carlson, Chair of the Board, is compensated by Board
     Service Corporation.

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78   --   AMERICAN EXPRESS(R) VARIABLE PORTFOLIO FUNDS

Compensation Table for AXP VP - Strategy Aggressive

                                                Total cash compensation from the
                               Aggregate           American Express Funds and
Board member*         compensation from the Fund  Preferred Master Trust Group
Philip J. Carroll, Jr.          $  517                   $ 44,183
Livio D. DeSimone                1,606                    137,958
Heinz F. Hutter                  1,606                    137,908
Anne P. Jones                    1,656                    142,358
Stephen R. Lewis, Jr.            1,556                    133,658
Alan G. Quasha                   1,450                    124,308
Alan K. Simpson                  1,400                    119,658
Alison Taunton-Rigby             1,267                    110,892

*    Arne H. Carlson, Chair of the Board, is compensated by Board
     Service Corporation.

As of 30 days prior to the date of this SAI, the Fund's board members and officers as a group owned less than 1% of the outstanding shares of any class.

Core Bond, Emerging Markets, Large Cap Value, Partners Select Value and Stock pay no fees or expenses to board members until the assets of the Fund reach $20 million.

Independent Auditors

The financial statements contained in the Annual Report were audited by independent auditors, KPMG LLP, 4200 Wells Fargo Center, 90 S. Seventh St., Minneapolis, MN 55402-3900. The independent auditors also provide other accounting and tax-related services as requested by the Fund.

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79   --   AMERICAN EXPRESS(R) VARIABLE PORTFOLIO FUNDS

Appendix A

DESCRIPTION OF MONEY MARKET SECURITIES

The types of instruments that form the major part of the Fund's investments are described below.

Certificates of Deposit -- A certificate of deposit is a negotiable receipt issued by a bank or savings and loan association in exchange for the deposit of funds. The issuer agrees to pay the amount deposited, plus interest, on the date specified on the certificate.

Time Deposit -- A time deposit is a non-negotiable deposit in a bank for a fixed period of time.

Bankers' Acceptances -- A bankers' acceptance arises from a short-term credit arrangement designed to enable businesses to obtain funds to finance commercial transactions. It is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date.

Commercial Paper -- Commercial paper is generally defined as unsecured short-term notes issued in bearer form by large well-known corporations and finance companies. Maturities on commercial paper range from one day to nine months.

Letters of Credit -- A letter of credit is a short-term note issued in bearer form with a bank letter of credit which provides that the bank pay to the bearer the amount of the note upon presentation.

U.S. Treasury Bills -- Treasury bills are issued with maturities of any period up to one year. Three-month and six-month bills are currently offered by the Treasury on 13-week and 26-week cycles respectively and are auctioned each week by the Treasury. Treasury bills are issued in book entry form and are sold only on a discount basis, i.e., the difference between the purchase price and the maturity value constitutes interest income for the investor. If they are sold before maturity, a portion of the income received may be a short-term capital gain.

U.S. Government Agency Securities -- Federal agency securities are debt obligations which principally result from lending programs of the U.S. government. Housing and agriculture have traditionally been the principal beneficiaries of Federal credit programs, and agencies involved in providing credit to agriculture and housing account for the bulk of the outstanding agency securities.

Repurchase Agreements -- A repurchase agreement involves the acquisition of securities by the Fund, with the concurrent agreement by a bank (or securities dealer if permitted by law or regulation), to reacquire the securities at the Fund's cost, plus interest, within a specified time. The Fund thereby receives a fixed rate of return on this investment, one that is insulated from market and rate fluctuations during the holding period. In these transactions, the securities acquired by the Fund have a total value equal to or in excess of the value of the repurchase agreement and are held by the Fund's custodian until required.

Floating rate instruments -- These instruments pay interest at a rate tied to an external interest rate. The rate changes whenever there is a change in the external interest rate.

If AEFC becomes aware that a security owned by the Fund is downgraded below the second highest rating, AEFC will either sell the security or recommend to the Fund's board why it should not be sold.

SHORT-TERM RATINGS

Standard & Poor's Commercial Paper Ratings

A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. These categories are as follows:

A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B Issues are regarded as having only speculative capacity for timely payment.

C This rating is assigned to short-term debt obligations with doubtful capacity for payment.

D Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

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

Standard & Poor's Note Ratings

An S&P note rating reflects the liquidity factors and market-access risks unique to notes. Notes maturing in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating.

Note rating symbols and definitions are as follows:

SP-1 Strong capacity to pay principal and interest. Issues determined to possess very strong characteristics are given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3     Speculative capacity to pay principal and interest.

Moody's Commercial Paper Ratings

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

     Issuers rated Prime-l (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-l repayment ability will often be evidenced by many of the following characteristics:
     (i) leading market positions in well-established industries, (ii) high rates of return on funds employed, (iii) conservative capitalization structure with moderate reliance on debt and ample asset protection, (iv) broad margins in earnings coverage of fixed financial charges and high internal cash generation, and (v) well established access to a range of financial markets and assured sources of alternate liquidity.

     Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

     Issuers rated Not Prime do not fall within any of the Prime rating categories.

Moody's

Short-Term Muni Bonds and Notes

Short-term municipal bonds and notes are ratings reflect the liquidity concerns and market access risks unique to notes.

Moody's MIG 1/VMIG 1 indicates the best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

Moody's MIG 2/VMIG 2 indicates high quality. Margins of protection are ample although not so large as in the preceding group.

Moody's MIG 3/VMIG 3 indicates favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

Moody's MIG 4/VMIG 4 indicates adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

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81   --   AMERICAN EXPRESS(R) VARIABLE PORTFOLIO FUNDS

Fitch's Short-Term Ratings

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes. The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

Fitch short-term ratings are as follows:

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

F-2: Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

F-3: Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade.

F-S: Weak Credit Quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

D: Default. Issues assigned this rating are in actual or imminent payment default.

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82   --   AMERICAN EXPRESS(R) VARIABLE PORTFOLIO FUNDS

Appendix B

DESCRIPTION OF RATINGS

Standard & Poor's Long-Term Debt Ratings

A Standard & Poor's corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of such information or based on other circumstances.

The ratings are based, in varying degrees, on the following considerations:

o Likelihood of default capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.

o    Nature of and provisions of the obligation.

o Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

Investment Grade

Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

Speculative Grade

Debt rated BB, B, CCC, CC, and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category also is used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

Debt rated CC typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

Debt rated C typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

The rating CI is reserved for income bonds on which no interest is being paid.

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83   --   AMERICAN EXPRESS(R) VARIABLE PORTFOLIO FUNDS

Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Moody's Long-Term Debt Ratings

Aaa -- Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risk appear somewhat larger than in Aaa securities.

A -- Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment some time in the future.

Baa -- Bonds that are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba -- Bonds that are rated Ba are judged to have speculative elements -- their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B -- Bonds that are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

Caa -- Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca -- Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C -- Bonds that are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Fitch's Long-Term Debt Ratings

Fitch's bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue in a timely manner.

The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality.

Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

Fitch ratings are not recommendations to buy, sell or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature of taxability of payments made in respect of any security.

Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

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84   --   AMERICAN EXPRESS(R) VARIABLE PORTFOLIO FUNDS

Investment Grade

AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

Speculative Grade

BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified, which could assist the obligor in satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C: Bonds are in imminent default in payment of interest or principal.

DDD, DD and D: Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.

SHORT-TERM RATINGS

Standard & Poor's Commercial Paper Ratings

A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. These categories are as follows:

A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B    Issues are regarded as having only speculative capacity for timely payment.

C This rating is assigned to short-term debt obligations with doubtful capacity for payment.

D Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

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

Standard & Poor's Muni Bond and Note Ratings

An S&P municipal bond or note rating reflects the liquidity factors and market-access risks unique to these instruments. Notes maturing in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating.

Note rating symbols and definitions are as follows:

SP-1 Strong capacity to pay principal and interest. Issues determined to possess very strong characteristics are given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 Speculative capacity to pay principal and interest.

Municipal bond rating symbols and definitions are as follows:

Standard & Poor's rating SP-1 indicates very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

Standard & Poor's rating SP-2 indicates satisfactory capacity to pay principal and interest.

Standard & Poor's rating SP-3 indicates speculative capacity to pay principal and interest.

Moody's Short-Term Ratings

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

     Issuers rated Prime-l (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-l repayment ability will often be evidenced by many of the following characteristics:
     (i) leading market positions in well-established industries, (ii) high rates of return on funds employed, (iii) conservative capitalization structure with moderate reliance on debt and ample asset protection, (iv) broad margins in earnings coverage of fixed financial charges and high internal cash generation, and (v) well established access to a range of financial markets and assured sources of alternate liquidity.

     Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

     Issuers rated Not Prime do not fall within any of the Prime rating categories.

Moody's Short-Term Muni Bonds and Notes

Short-term municipal bonds and notes are rated by Moody's. The ratings reflect the liquidity concerns and market access risks unique to notes.

Moody's MIG 1/VMIG 1 indicates the best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

Moody's MIG 2/VMIG 2 indicates high quality. Margins of protection are ample although not so large as in the preceding group.

Moody's MIG 3/VMIG 3 indicates favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

Moody's MIG 4/VMIG 4 indicates adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

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

Fitch's Short-Term Ratings

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes. The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

Fitch short-term ratings are as follows:

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

F-2: Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

F-3: Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade.

F-S: Weak Credit Quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

D: Default. Issues assigned this rating are in actual or imminent payment default.

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87   --   AMERICAN EXPRESS(R) VARIABLE PORTFOLIO FUNDS

Appendix C

ADDITIONAL INFORMATION ABOUT THE INDEX

AXP Variable Portfolio - S&P 500 Index Fund is not sponsored, endorsed, sold or promoted by S&P. S&P makes no representation or warranty, express or implied, to the shareholders of AXP Variable Portfolio - S&P 500 Index Fund or any member of the public regarding the advisability of investing in securities generally or in AXP Variable Portfolio - S&P 500 Index Fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to AXP Variable Portfolio - S&P 500 Index Fund is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index, which are determined, composed and calculated by S&P without regard to AXP Variable Portfolio - S&P 500 Index Fund. S&P has no obligation to take the needs of AXP Variable Portfolio - S&P 500 Index Fund or its shareholders into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of AXP Variable Portfolio - S&P 500 Index Fund or the timing of the issuance or sale of the fund or in the determination or calculation of the equation by which the fund's shares are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of AXP Variable Portfolio - S&P 500 Index Fund shares.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE FUND, ITS SHAREHOLDERS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

                                                             S-6466-20 W (10/03)